                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-2111
                                   ------------


                       RIVERSOURCE LARGE CAP SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip code)


  Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                    -----------------

Date of fiscal year end:      7/31
                         --------------
Date of reporting period:     1/31
                         --------------

   Semiannual Report

                                                         RIVERSOURCE [LOGO](R)
                                                               INVESTMENTS
   RIVERSOURCE(R)
   DISCIPLINED EQUITY FUND

   SEMIANNUAL REPORT FOR
   THE PERIOD ENDED
   JAN. 31, 2007

>  RIVERSOURCE DISCIPLINED EQUITY
   FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH LONG-TERM
   CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers with Portfolio Management ...........................    8

Fund Expenses Example ...................................................   11

Investments in Securities ...............................................   14

Financial Statements ....................................................   19

Notes to Financial Statements ...........................................   25

Proxy Voting ............................................................   46

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

FUND SNAPSHOT AT JAN. 31, 2007

FUND OVERVIEW

RiverSource Disciplined Equity Fund invests primarily in large cap stocks. The Fund's managers utilize computer-based quantitative models to purchase large cap stocks that they believe are undervalued or have the potential for significant price appreciation at the time of investment. The team manages risk on many dimensions in an effort to minimize volatility and maximize risk-adjusted returns.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Financials                       20.1%
Consumer Discretionary           16.3%
Health Care                      13.8%
Energy                           13.6%       [PIE CHART]
Information Technology            8.9%
Industrials                       7.9%
Other(1)                         19.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Telecommunication Services 7.4%, Consumer Staples 6.9%,
      Materials 1.9%, Utilities 1.8% and Cash & Cash Equivalents(2) 1.4%.

(2) Of the 1.4%, 1.1% is due to security lending activity and 0.3% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

AT&T                                     5.0%
Exxon Mobil                              4.8%
Chevron                                  3.9%
Merck & Co                               3.7%
Johnson & Johnson                        3.5%
ConocoPhillips                           2.5%
Citigroup                                2.4%
Verizon Communications                   2.3%
Home Depot                               2.2%
Fannie Mae                               2.2%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 3

FUND SNAPSHOT AT JAN. 31, 2007

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH

          X             LARGE
                        MEDIUM    SIZE
                        SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                                               YEARS IN INDUSTRY
Dimitris Bertsimas, Ph.D.                              13
Gina Mourtzinou, Ph.D.                                 10

FUND FACTS

                           TICKER SYMBOL        INCEPTION DATE
Class A                        AQEAX                4/24/03
Class B                        AQEBX                4/24/03
Class C                           --                4/24/03
Class I                        ALEIX                7/15/04
Class R2                          --               12/11/06
Class R3                          --               12/11/06
Class R4(1)                    RQEYX                4/24/03
Class R5                          --               12/11/06
Class W                           --                12/1/06

(1)   Effective Dec. 11, 2006, Class Y was renamed Class R4.


Total net assets                             $2.209 billion
Number of holdings                                      214



------------------------------------------------------------------------------

4 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

                 For the six-month period ended Jan. 31, 2007

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Disciplined Equity Fund Class A (excluding sales charge)   +14.15%

S&P 500 Index(1) (unmanaged)                                           +13.17%

Lipper Large-Cap Core Funds Index(2)                                   +13.75%

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                        CLASS A       CLASS B       CLASS C       CLASS I
Total                                    1.07%         1.87%         1.86%         0.74%
Net Expenses(a)                          1.01%         1.79%         1.78%         0.65%

                        CLASS R2(b)   CLASS R3(b)   CLASS R4(b)   CLASS R5(b)   CLASS W(b)
Total                      1.49%         1.24%         0.99%         0.74%         1.14%
Net Expenses(a)            1.47%         1.22%         0.85%         0.72%         1.12%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.00% for Class A; 1.78% for Class B; 1.77% for Class C; 0.64% for Class I; 1.46% for Class R2; 1.21% for Class R3;
      0.84% for Class R4; 0.71% for Class R5; and 1.11% for Class W.

(b) Effective Dec. 11, 2006, Class Y was renamed Class R4. Inception date for Class R2, Class R3 and Class R5 is Dec. 11, 2006. Inception date for
      Class W is Dec. 1, 2006. For Class R2, Class R3, Class R5 and Class W, expenses are based on estimated amounts for the current fiscal year.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JAN. 31, 2007

                                                                                 SINCE
Without sales charge                   6 MONTHS*     1 YEAR       3 YEARS      INCEPTION
Class A (inception 4/24/03)             +14.15%      +13.30%      +10.75%       +15.34%
Class B (inception 4/24/03)             +13.72%      +12.35%       +9.84%       +14.41%
Class C (inception 4/24/03)             +13.68%      +12.32%       +9.79%       +14.42%
Class I (inception 7/15/04)             +14.37%      +13.79%         N/A        +14.52%
Class R2 (inception 12/11/06)              N/A          N/A          N/A         +1.88%*
Class R3 (inception 12/11/06)              N/A          N/A          N/A         +1.89%*
Class R4** (inception 4/24/03)          +14.22%      +13.41%      +10.89%       +15.53%
Class R5 (inception 12/11/06)              N/A          N/A          N/A         +2.04%*
Class W (inception 12/1/06)                N/A          N/A          N/A         +3.41%*
With sales charge
Class A (inception 4/24/03)              +7.59%       +6.79%       +8.58%       +13.55%
Class B (inception 4/24/03)              +8.72%       +7.35%       +8.72%       +13.85%
Class C (inception 4/24/03)             +12.68%      +11.32%       +9.79%       +14.42%


------------------------------------------------------------------------------

6 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT DEC. 31, 2006

                                                                                 SINCE
Without sales charge                   6 MONTHS*     1 YEAR       3 YEARS      INCEPTION
Class A (inception 4/24/03)             +12.73%      +16.47%      +10.79%       +15.15%
Class B (inception 4/24/03)             +12.45%      +15.68%       +9.98%       +14.27%
Class C (inception 4/24/03)             +12.41%      +15.48%       +9.95%       +14.24%
Class I (inception 7/15/04)             +12.96%      +16.78%         N/A        +14.20%
Class R2 (inception 12/11/06)              N/A          N/A          N/A         +0.16%*
Class R3 (inception 12/11/06)              N/A          N/A          N/A         +0.17%*
Class R4** (inception 4/24/03)          +12.97%      +16.74%      +11.05%       +15.38%
Class R5 (inception 12/11/06)              N/A          N/A          N/A         +0.18%*
Class W (inception 12/1/06)                N/A          N/A          N/A         +1.67%*
With sales charge
Class A (inception 4/24/03)              +6.25%       +9.78%       +8.63%       +13.31%
Class B (inception 4/24/03)              +7.45%      +10.68%       +8.87%       +13.70%
Class C (inception 4/24/03)             +11.41%      +14.48%       +9.95%       +14.24%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and
Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

*  Not annualized.

** Effective Dec. 11, 2006, Class Y was renamed Class R4.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Dimitris Bertsimas and Gina Mourtzinou discuss RiverSource Disciplined Equity Fund's positioning and results for the six months ended Jan. 31, 2007.

Q: How did RiverSource Disciplined Equity Fund perform for the annual period?

A: RiverSource Disciplined Equity Fund's Class A shares (excluding sales charge) returned 14.15% for the six months ended Jan. 31, 2007. The Fund outperformed the Standard & Poor's 500 Index (S&P 500 Index), which gained 13.75%, as well as the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which returned 13.17%, for the same period.

Q:    What factors most significantly affected the Fund's performance?

A: The performance of the Fund is highly correlated with the performance of our three quantitative investment models (momentum, value and quality). The three models are combined through a sophisticated optimization process that trades-off expected excess return and risk.

      For the six-month reporting period, the momentum and the value model outperformed the S&P 500 Index, with the momentum model taking the strong lead. Meanwhile, the quality model underperformed, relative to the S&P 500 Index.

      FOR THE SIX-MONTH REPORTING PERIOD, THE MOMENTUM AND THE VALUE MODEL OUTPERFORMED THE S&P 500 INDEX, WITH THE MOMENTUM MODEL TAKING THE STRONG LEAD.

      Contributing to performance was our significant positions in telecommunication services and consumer discretionary, two of the best-performing sectors over the period. On the flipside, the Fund's position in energy, about 13.6% of the Fund, hurt performance since energy was the worst-performing sector of the S&P 500 Index over the six-month period.

      Overall, the Fund's performance can be attributed to strong stock selection. In terms of stock selection, our energy stocks performed very well, even though the energy sector did poorly. Moreover, our stock selection within telecommunication services was very strong, making this sector the best performing sector of the Fund's portfolio. We also had very strong selection within financials, health care and utilities. Conversely, our stock selections within


------------------------------------------------------------------------------

8 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

      consumer discretionary and consumer staples detracted. Finally we maintained a position in information technology that was below that of the S&P 500 Index, and this hurt performance, especially since our stock selection within information technology was not especially strong.

      IN TERMS OF STOCK SELECTION, OUR ENERGY STOCKS PERFORMED VERY WELL, EVEN THOUGH THE ENERGY SECTOR DID POORLY.

      Our risk modeling also contributed to the Fund's strong performance relative to the S&P 500 Index and Lipper peer group. Our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the S&P 500 Index. For example, the portfolio's weightings by sector and industry can never be more than 6% overweighted or underweighted relative to the S&P 500 Index. We also apply additional risk controls that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables.

      Finally, the Fund has maintained a small exposure to international markets through iShares MSCI EAFE Index Fund and this also helped performance. The Fund's position in iShares MSCI EAFE Index Fund was established based on a separate asset allocation model.

      Individual holdings that contributed the most to the Fund's return include: AT&T and Verizon Communications, two telecom stocks picked primarily by the value model; pharmaceutical company Merck & Co., which was favored by all three models (i.e., momentum, value and quality); financial companies Merrill Lynch & Co., a momentum model pick; and Fannie Mae, primarily a value model selection. Finally, Chevron and Exxon Mobil, two energy companies that are selections from the value and quality models, were strong performers for the period.

      Detractors from performance include Schlumberger, an energy company and a momentum model pick that posted losses of more that 3% for the period, and Archer-Daniels-Midland, a consumer staples company and a momentum model pick that posted serious losses for the period (down 21%).


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 9

QUESTIONS & ANSWERS

Q:    What changes did you make to the Fund's portfolio during the period?

A: As a result of stock selection during the period, the portfolio's sector allocations changed somewhat. Overall portfolio turnover was 31% for the six months. We made no significant changes to the portfolio over this six-month period.

Q:    How do you intend to manage the Fund in the coming months?

A: We continue to hold a positive view of the U.S. equity market. We think conditions may be especially favorable for large-cap stocks, which carry lower valuations on average than stocks of smaller companies. In addition, large-caps tend to appeal to investors seeking lower risk investments during what may be the last stage of the current economic recovery and a period when economic growth is expected to slow in what we would characterize as a "soft landing."

      INVESTMENT TERM

      SOFT LANDING: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.

      For our part, we intend to continue seeking optimal returns for the Fund through the style diversification offered by our three quantitative investment models. We are equally convinced of the merit of our multifaceted, disciplined approach to controlling risk in the portfolio. We believe this combination of style diversification and rigorous risk control will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.


------------------------------------------------------------------------------

10 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 11

                                      BEGINNING         ENDING          EXPENSES
                                    ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING     ANNUALIZED
                                    AUG. 1, 2006     JAN. 31, 2007    THE PERIOD(a)   EXPENSE RATIO
Class A
   Actual(b)                           $1,000          $1,141.50          $5.56            1.03%
   Hypothetical
   (5% return before expenses)         $1,000          $1,020.01          $5.24            1.03%
Class B
   Actual(b)                           $1,000          $1,137.20          $9.70            1.80%
   Hypothetical
   (5% return before expenses)         $1,000          $1,016.13          $9.15            1.80%
Class C
   Actual(b)                           $1,000          $1,136.80          $9.69            1.80%
   Hypothetical
   (5% return before expenses)         $1,000          $1,016.13          $9.15            1.80%
Class I
   Actual(b)                           $1,000          $1,143.70          $3.62             .67%
   Hypothetical
   (5% return before expenses)         $1,000          $1,021.83          $3.41             .67%
Class R2
   Actual(c)                              N/A                N/A            N/A             N/A
   Hypothetical
   (5% return before expenses)         $1,000          $1,017.74          $7.53            1.48%
Class R3
   Actual(c)                              N/A                N/A            N/A             N/A
   Hypothetical
   (5% return before expenses)         $1,000          $1,019.00          $6.26            1.23%
Class R4
   Actual(b)                           $1,000          $1,142.20          $4.64(d)          .86%
   Hypothetical
   (5% return before expenses)         $1,000          $1,020.87          $4.38(d)          .86%
Class R5
   Actual(c)                              N/A                N/A            N/A             N/A
   Hypothetical
   (5% return before expenses)         $1,000          $1,021.48          $3.77             .74%


------------------------------------------------------------------------------

12 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

                                     BEGINNING          ENDING          EXPENSES
                                   ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING     ANNUALIZED
                                    AUG. 1, 2006     JAN. 31, 2007    THE PERIOD(a)   EXPENSE RATIO
Class W
  Actual(c)                               N/A                N/A            N/A             N/A
  Hypothetical
  (5% return before expenses)          $1,000          $1,019.46          $5.80            1.14%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Jan. 31, 2007:
      +14.15% for Class A, +13.72% for Class B, +13.68% for Class C, +14.37%
      for Class I and +14.22% for Class R4.

(c) The actual values and expenses paid are not presented because Class R2, Class R3, Class R5 and Class W do not have a full six months of history.
      The inception date of Class R2, Class R3 and Class R5 is Dec. 11, 2006.
      The inception date of Class W is Dec. 1, 2006.

(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds) before giving effect to any performance incentive adjustment, will not exceed 0.84% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes were effective
      Dec. 11, 2006. If these changes had been in place for the six-month period ended Jan. 31, 2007, actual expenses paid for Class R4 would have been $4.54 and the hypothetical expenses paid for Class R4 would have been $4.28.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 13

INVESTMENTS IN SECURITIES

JAN. 31, 2007 (UNAUDITED)

(Percentages represent value of investments compared to net assets) COMMON STOCKS (99.6%)

ISSUER                                           SHARES               VALUE(a)
AEROSPACE & DEFENSE (2.8%)
Boeing                                           203,658        $   18,239,610
Lockheed Martin                                  109,106            10,604,012
United Technologies                              479,944            32,645,792
                                                                --------------
Total                                                               61,489,414
------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.3%)
FedEx                                             38,141             4,210,767
United Parcel Service Cl B                        31,962             2,310,213
                                                                --------------
Total                                                                6,520,980
------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber                             134,474             2,150,240
Johnson Controls                                  22,977             2,124,453
                                                                --------------
Total                                                                4,274,693
------------------------------------------------------------------------------

AUTOMOBILES (1.2%)
Ford Motor                                       949,756             7,721,516
General Motors                                   375,737            12,339,203
Harley-Davidson                                  107,706             7,353,089
                                                                --------------
Total                                                               27,413,808
------------------------------------------------------------------------------

BEVERAGES (1.8%)
Anheuser-Busch
 Companies                                        96,052             4,895,770
Coca-Cola                                        473,330            22,663,040
Pepsi Bottling Group                              39,400             1,246,222
PepsiCo                                          175,615            11,457,123
                                                                --------------
Total                                                               40,262,155
------------------------------------------------------------------------------

BIOTECHNOLOGY (0.1%)
Celgene                                           46,253(b)          2,482,861
------------------------------------------------------------------------------

CAPITAL MARKETS (3.6%)
Bear Stearns Companies                            14,569             2,401,700
Lehman Brothers
 Holdings                                        328,565            27,021,186
Merrill Lynch & Co                               426,443            39,898,007
Morgan Stanley                                   133,031            11,013,636
T Rowe Price Group                                 3,814               183,034
                                                                --------------
Total                                                               80,517,563
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                           SHARES               VALUE(a)
CHEMICALS (0.7%)
Air Products & Chemicals                          55,408        $    4,136,761
Ashland                                            8,000               556,400
Dow Chemical                                      80,450             3,341,893
Eastman Chemical                                  21,200             1,241,472
Ecolab                                            67,323             2,955,480
PPG Inds                                          17,500             1,160,075
Sigma-Aldrich                                     59,672             2,264,552
                                                                --------------
Total                                                               15,656,633
------------------------------------------------------------------------------

COMMERCIAL BANKS (1.6%)
Comerica                                          80,681             4,784,383
Fifth Third Bancorp                               10,200               406,980
First Horizon Natl                                64,839             2,826,980
Huntington Bancshares                             41,800               973,104
KeyCorp                                           80,436             3,070,242
Natl City                                        266,234(e)         10,076,957
PNC Financial Services
 Group                                           118,696             8,756,204
US Bancorp                                       128,076             4,559,506
                                                                --------------
Total                                                               35,454,356
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Waste Management                                 194,515             7,387,680
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.6%)
QUALCOMM                                         238,880             8,996,221
Tellabs                                          315,628(b)          3,178,374
                                                                --------------
Total                                                               12,174,595
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.6%)
Lexmark Intl Cl A                                 63,242(b)          3,986,143
Network Appliance                                232,374(b)          8,737,263
                                                                --------------
Total                                                               12,723,406
------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Pactiv                                            98,053(b)          3,180,839
------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                     81,078             3,852,827
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

------------------------------------------------------------------------------

14 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

ISSUER                                           SHARES               VALUE(a)
DIVERSIFIED FINANCIAL SERVICES (5.0%)
CIT Group                                        120,412        $    7,099,492
Citigroup                                        977,792            53,905,672
iShares MSCI EAFE
 Index Fund                                      373,760            27,732,992
JPMorgan Chase & Co                              429,904            21,895,011
                                                                --------------
Total                                                              110,633,167
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.5%)
AT&T                                           2,947,492           110,914,123
Qwest
 Communications Intl                             372,093(b)          3,032,558
Verizon
 Communications                                1,309,736            50,451,031
                                                                --------------
Total                                                              164,397,712
------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.8%)
Allegheny Energy                                  60,803(b)          2,828,556
American Electric Power                          112,566             4,899,998
Entergy                                           49,592             4,604,617
FPL Group                                         97,033             5,496,919
                                                                --------------
Total                                                               17,830,090
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Cooper Inds Cl A                                  12,893             1,178,291
Rockwell Automation                               39,943             2,444,911
                                                                --------------
Total                                                                3,623,202
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.8%)
CVS                                               99,031             3,332,393
Kroger                                           421,369(d)         10,787,046
Safeway                                          318,606            11,479,374
SYSCO                                             74,978             2,590,490
Wal-Mart Stores                                  717,641            34,224,300
                                                                --------------
Total                                                               62,413,603
------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland                           159,185             5,093,920
Campbell Soup                                     99,344             3,822,757
ConAgra Foods                                    121,107             3,113,661
Kellogg                                           30,957             1,525,251
Sara Lee                                         375,839             6,445,639
Tyson Foods Cl A                                 138,600             2,460,150
WM Wrigley Jr                                      8,183               421,588
                                                                --------------
Total                                                               22,882,966
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                           SHARES               VALUE(a)
GAS UTILITIES (0.2%)
Nicor                                             46,395        $    2,110,973
Peoples Energy                                    32,000             1,393,600
                                                                --------------
Total                                                                3,504,573
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Becton Dickinson & Co                             44,419             3,417,598
Biomet                                            76,069             3,222,283
Medtronic                                        219,814            11,749,058
                                                                --------------
Total                                                               18,388,939
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
Cardinal Health                                   85,343             6,095,197
CIGNA                                             66,967             8,866,430
Health Management
 Associates Cl A                                  67,300             1,308,985
Humana                                            40,391(b)          2,241,701
Quest Diagnostics                                 38,786             2,035,489
Tenet Healthcare                                 261,345(b)          1,845,096
                                                                --------------
Total                                                               22,392,898
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Darden Restaurants                                50,646             1,982,284
Hilton Hotels                                    282,803            10,008,399
Intl Game Technology                             121,913             5,298,339
Marriott Intl Cl A                                95,852             4,614,315
                                                                --------------
Total                                                               21,903,337
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.2%)
Centex                                            82,847             4,448,055
DR Horton                                        218,489             6,349,290
KB HOME                                           33,431             1,812,629
Lennar Cl A                                      110,123             5,988,489
Pulte Homes                                      188,605             6,476,696
Stanley Works                                     28,742             1,645,767
Whirlpool                                          4,808               439,595
                                                                --------------
Total                                                               27,160,521
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.6%)
Kimberly-Clark                                   190,099            13,192,871
------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
AES                                              159,230(b)          3,310,392
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.2%)
3M                                               317,197            23,567,737
Textron                                           29,972             2,792,491
                                                                --------------
Total                                                               26,360,228
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 15

ISSUER                                           SHARES               VALUE(a)
INSURANCE (3.9%)
Allstate                                         338,758        $   20,379,681
Ambac Financial Group                             60,196             5,303,268
Chubb                                             34,748             1,808,286
Cincinnati Financial                              28,900             1,292,986
Genworth Financial Cl A                          201,508             7,032,629
Lincoln Natl                                      86,117             5,781,895
Marsh & McLennan
 Companies                                       194,762             5,745,479
MBIA                                              75,996             5,458,793
MetLife                                          189,716            11,785,158
Progressive                                       95,073             2,204,743
St. Paul Travelers
 Companies                                       165,423             8,411,760
Torchmark                                         47,851             3,109,836
UnumProvident                                    313,431             6,895,482
                                                                --------------
Total                                                               85,209,996
------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.5%)
Google Cl A                                       65,426(b)         32,798,054
------------------------------------------------------------------------------

IT SERVICES (1.0%)
Affiliated Computer
 Services Cl A                                    19,858(b)            972,843
Cognizant Technology
 Solutions Cl A                                  104,056(b)          8,874,936
Convergys                                        120,400(b)          3,135,216
Electronic Data Systems                           49,512             1,302,661
Paychex                                           98,702             3,949,067
Sabre Holdings Cl A                               59,444             1,920,636
Unisys                                           153,647(b)          1,324,437
                                                                --------------
Total                                                               21,479,796
------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Brunswick                                         50,000             1,705,500
Eastman Kodak                                    205,970(e)          5,326,384
Mattel                                           231,076             5,629,012
                                                                --------------
Total                                                               12,660,896
------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
Thermo Fisher Scientific                          60,622(b)          2,900,763
------------------------------------------------------------------------------

MACHINERY (2.6%)
Caterpillar                                      334,154            21,409,246
Cummins                                           29,804(e)          4,010,426
Deere & Co                                        54,363             5,451,522
Eaton                                             65,117             5,101,917
Illinois Tool Works                               40,630             2,071,724
Ingersoll-Rand Cl A                              119,294(c)          5,115,327

COMMON STOCKS (CONTINUED)

ISSUER                                           SHARES               VALUE(a)
MACHINERY (CONT.)
Navistar Intl                                     54,900(b)     $    2,428,776
PACCAR                                           156,360            10,455,793
Terex                                             36,975(b)          2,103,508
                                                                --------------
Total                                                               58,148,239
------------------------------------------------------------------------------

MEDIA (5.9%)
CBS Cl B                                         244,280             7,614,208
Comcast Cl A                                   1,025,096(b)         45,432,255
DIRECTV Group                                    753,537(b)         18,378,767
Gannett                                          131,687             7,656,282
Interpublic Group of
 Companies                                       108,200(b)          1,423,912
New York Times Cl A                               70,860(e)          1,636,157
News Corp Cl A                                 1,085,373            25,234,922
Time Warner                                      836,969            18,304,512
Tribune                                           83,709             2,556,473
Univision
 Communications Cl A                              58,092(b)          2,074,465
                                                                --------------
Total                                                              130,311,953
------------------------------------------------------------------------------

METALS & MINING (1.1%)
Alcoa                                            107,764             3,480,777
Allegheny Technologies                            12,509             1,294,556
Freeport-McMoRan
 Copper & Gold Cl B                              119,238             6,857,377
Nucor                                             46,942             3,029,637
Phelps Dodge                                      58,234             7,197,723
United States Steel                               26,643             2,224,424
                                                                --------------
Total                                                               24,084,494
------------------------------------------------------------------------------

MULTILINE RETAIL (2.1%)
Dollar General                                   151,012             2,558,143
Family Dollar Stores                              36,123             1,170,385
Federated Department
 Stores                                          136,059             5,645,088
JC Penney                                         27,940             2,269,846
Kohl's                                           199,521(b)         14,148,034
Sears Holdings                                   113,893(b)         20,119,199
                                                                --------------
Total                                                               45,910,695
------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
CenterPoint Energy                               210,603             3,635,008
CMS Energy                                        57,088(b)            952,799
PG&E                                             133,580             6,235,514
Sempra Energy                                     35,402             2,031,367
TECO Energy                                       40,396               685,116
Xcel Energy                                       98,866             2,306,544
                                                                --------------
Total                                                               15,846,348
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

------------------------------------------------------------------------------

16 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

ISSUER                                           SHARES               VALUE(a)
OIL, GAS & CONSUMABLE FUELS (13.9%)
Anadarko Petroleum                               191,961        $    8,398,294
Apache                                           132,448             9,664,731
Chevron                                        1,201,577            87,570,931
ConocoPhillips                                   850,604            56,488,612
Exxon Mobil                                    1,451,226           107,535,846
Hess                                              17,763               959,024
Marathon Oil                                     165,786            14,977,107
Occidental Petroleum                             401,348            18,606,493
                                                                --------------
Total                                                              304,201,038
------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Alberto-Culver                                    41,634               952,170
Avon Products                                    106,854             3,674,709
                                                                --------------
Total                                                                4,626,879
------------------------------------------------------------------------------

PHARMACEUTICALS (11.9%)
Abbott Laboratories                              551,435            29,226,055
Bristol-Myers Squibb                             726,024            20,902,231
Forest Laboratories                               41,862(b)          2,348,877
Johnson & Johnson                              1,173,043            78,359,272
King Pharmaceuticals                             212,443(b)          3,794,232
Merck & Co                                     1,820,542            81,469,254
Pfizer                                         1,568,943            41,169,064
Schering-Plough                                  118,547             2,963,675
                                                                --------------
Total                                                              260,232,660
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.7%)
Apartment Investment &
 Management Cl A                                  47,527             2,976,616
AvalonBay Communities                             38,905             5,771,946
Boston Properties                                 57,543             7,255,597
Equity Office Properties
 Trust                                           219,552            12,196,114
Kimco Realty                                      60,365             2,994,104
Vornado Realty Trust                              54,501             6,668,197
                                                                --------------
Total                                                               37,862,574
------------------------------------------------------------------------------

ROAD & RAIL (0.4%)
Avis Budget Group                                 13,026               331,642
CSX                                              112,083             4,123,534
Norfolk Southern                                 110,087             5,465,819
                                                                --------------
Total                                                                9,920,995
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
Intel                                            428,480             8,980,941
Micron Technology                                450,347(b)          5,831,994
NVIDIA                                           194,519(b)          5,962,007
                                                                --------------
Total                                                               20,774,942
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                           SHARES               VALUE(a)
SOFTWARE (4.5%)
Autodesk                                          51,339(b)     $    2,244,541
Citrix Systems                                   101,198(b)          3,204,941
Electronic Arts                                  110,928(b)          5,546,400
Intuit                                           171,735(b)          5,401,066
Microsoft                                      1,182,172            36,481,828
Oracle                                         2,704,980(b)         46,417,456
                                                                --------------
Total                                                               99,296,232
------------------------------------------------------------------------------

SPECIALTY RETAIL (3.3%)
AutoNation                                        46,675(b)          1,047,854
Bed Bath & Beyond                                 42,853(b)          1,807,968
Best Buy                                          88,223             4,446,439
Gap                                               46,100               883,737
Home Depot                                     1,207,701(e)         49,201,739
Lowe's Companies                                 295,879             9,974,081
Office Depot                                      34,575(b)          1,292,759
OfficeMax                                         45,278             2,186,475
RadioShack                                        76,600             1,692,860
                                                                --------------
Total                                                               72,533,912
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Coach                                             79,115(b)          3,628,214
Jones Apparel Group                               45,056             1,539,113
Liz Claiborne                                     54,222             2,407,457
Nike Cl B                                         55,437             5,477,729
VF                                                69,819             5,297,168
                                                                --------------
Total                                                               18,349,681
------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (4.4%)
Countrywide Financial                             73,675             3,203,389
Fannie Mae                                       864,002            48,842,033
Freddie Mac                                      370,677            24,068,058
MGIC Investment                                   83,228(e)          5,136,832
Washington Mutual                                371,876            16,581,951
                                                                --------------
Total                                                               97,832,263
------------------------------------------------------------------------------

TOBACCO (0.5%)
Reynolds American                                 65,229             4,207,271
UST                                              119,069             6,839,323
                                                                --------------
Total                                                               11,046,594
------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
WW Grainger                                       26,000             2,018,900
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,941,225,831)                                          $2,199,434,213
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 17

MONEY MARKET FUND (1.4%)(f)

                                                 SHARES               VALUE(a)
RiverSource Short-Term
 Cash Fund                                    30,450,056(g)     $   30,450,056
------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $30,450,056)                                             $   30,450,056
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,971,675,887)(h)                                       $2,229,884,269
==============================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2007, the value of foreign securities represented 0.2% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

      TYPE OF SECURITY                                               CONTRACTS
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      S&P 500 Index, March 2007                                             10

(e) At Jan. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.1% of net assets. See
      Note 5 to the financial statements. 0.3% of net assets is the Fund's cash equivalent position.

(g)   Affiliated Money Market Fund -- See Note 7 to the financial statements.

(h) At Jan. 31, 2007, the cost of securities for federal income tax purposes was approximately $1,971,676,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $284,985,000
      Unrealized depreciation                                     (26,777,000)
      -----------------------------------------------------------------------
      Net unrealized appreciation                                $258,208,000
      -----------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

18 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JAN. 31, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers* (identified cost $1,941,225,831)                  $2,199,434,213
  Affiliated money market fund (identified cost $30,450,056) (Note 7)         30,450,056
----------------------------------------------------------------------------------------
Total investments in securities (identified cost $1,971,675,887)           2,229,884,269
Capital shares receivable                                                        175,681
Dividends and accrued interest receivable                                      3,379,357
Receivable for investment securities sold                                    107,253,482
----------------------------------------------------------------------------------------
Total assets                                                               2,340,692,789
----------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                            43,815
Payable for investment securities purchased                                  107,459,099
Payable upon return of securities loaned (Note 5)                             24,313,800
Accrued investment management services fee                                        35,112
Accrued distribution fee                                                          12,171
Accrued transfer agency fee                                                       10,041
Accrued administrative services fee                                                3,211
Accrued plan administration services fee                                           1,587
Other accrued expenses                                                            98,718
----------------------------------------------------------------------------------------
Total liabilities                                                            131,977,554
----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $2,208,715,235
========================================================================================


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 19

JAN. 31, 2007 (UNAUDITED)

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                           $    3,104,606
Additional paid-in capital                                                                          1,919,954,962
Undistributed net investment income                                                                     3,100,606
Accumulated net realized gain (loss)                                                                   24,298,911
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies (Note 6)                         258,256,150
-----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                           $2,208,715,235
=================================================================================================================
Net assets applicable to outstanding shares:                    Class A                            $1,456,819,294
                                                                Class B                            $   79,666,336
                                                                Class C                            $    3,014,648
                                                                Class I                            $  435,610,026
                                                                Class R2                           $        4,698
                                                                Class R3                           $        4,699
                                                                Class R4                           $  233,169,486
                                                                Class R5                           $        4,704
                                                                Class W                            $      421,344
Net asset value per share of outstanding capital stock:         Class A shares     204,992,127     $         7.11
                                                                Class B shares      11,327,478     $         7.03
                                                                Class C shares         429,335     $         7.02
                                                                Class I shares      60,951,070     $         7.15
                                                                Class R2 shares            661     $         7.11
                                                                Class R3 shares            661     $         7.11
                                                                Class R4 shares     32,699,399     $         7.13
                                                                Class R5 shares            661     $         7.12
                                                                Class W shares          59,255     $         7.11
-----------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                                  $   23,731,566
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

20 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JAN. 31, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                              $22,945,328
Interest                                                                                   248,575
Income distributions from affiliated money market fund (Note 7)                            947,447
Fee income from securities lending (Note 5)                                                 43,467
--------------------------------------------------------------------------------------------------
Total income                                                                            24,184,817
--------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                       6,516,344
Distribution fee
  Class A                                                                                1,781,376
  Class B                                                                                  384,820
  Class C                                                                                   14,497
  Class R2                                                                                       3
  Class R3                                                                                       2
  Class W                                                                                      120
Transfer agency fee
  Class A                                                                                  813,397
  Class B                                                                                   52,740
  Class C                                                                                    1,895
  Class R4                                                                                  99,323
  Class W                                                                                       96
Service fee -- Class R4                                                                     93,450
Administrative services fees and expenses                                                  570,309
Plan administration services fee
  Class R2                                                                                       2
  Class R3                                                                                       2
  Class R4                                                                                  80,433
Compensation of board members                                                               19,966
Custodian fees                                                                             113,470
Printing and postage                                                                        65,550
Registration fees                                                                           50,315
Professional fees                                                                           17,603
Other                                                                                       75,557
--------------------------------------------------------------------------------------------------
Total expenses                                                                          10,751,270
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)        (360,812)
--------------------------------------------------------------------------------------------------
                                                                                        10,390,458
  Earnings and bank fee credits on cash balances (Note 2)                                  (75,521)
--------------------------------------------------------------------------------------------------
Total net expenses                                                                      10,314,937
--------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                         13,869,880
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 21

SIX MONTHS ENDED JAN. 31, 2007 (UNAUDITED)

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                         $ 56,921,359
  Futures contracts                                                         4,611,145
-------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    61,532,504
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies      206,899,262
-------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                     268,431,766
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $282,301,646
=====================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

22 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           JAN. 31, 2007        JULY 31, 2006
                                                                          SIX MONTHS ENDED       YEAR ENDED
                                                                            (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                            $  13,869,880        $   8,709,265
Net realized gain (loss) on investments                                       61,532,504          122,200,444
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies         206,899,262         (121,608,827)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              282,301,646            9,300,882
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                                                  (11,771,441)            (354,341)
    Class B                                                                     (119,375)             (19,051)
    Class C                                                                       (7,167)                (767)
    Class I                                                                   (4,503,510)          (1,329,352)
    Class R2                                                                         (53)                 N/A
    Class R3                                                                         (53)                 N/A
    Class R4                                                                  (2,093,616)                (391)
    Class R5                                                                         (54)                 N/A
    Class W                                                                       (4,357)                 N/A
  Net realized gain
    Class A                                                                  (98,698,411)          (1,913,998)
    Class B                                                                   (5,457,193)            (540,285)
    Class C                                                                     (199,900)             (14,293)
    Class I                                                                  (28,282,528)          (5,176,835)
    Class R2                                                                        (338)                 N/A
    Class R3                                                                        (338)                 N/A
    Class R4                                                                 (15,612,336)              (1,940)
    Class R5                                                                        (338)                 N/A
    Class W                                                                      (27,397)                 N/A
-------------------------------------------------------------------------------------------------------------
Total distributions                                                         (166,778,405)          (9,351,253)
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 23

                                                                        JAN. 31, 2007         JULY 31, 2006
                                                                       SIX MONTHS ENDED         YEAR ENDED
                                                                         (UNAUDITED)
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                               $   41,336,710        $   57,119,187
  Class B shares                                                             6,236,231             8,354,913
  Class C shares                                                               451,294               459,648
  Class I shares                                                           153,195,787           127,309,091
  Class R2 shares                                                                5,000                   N/A
  Class R3 shares                                                                5,000                   N/A
  Class R4 shares                                                           87,936,016             1,874,060
  Class R5 shares                                                                5,000                   N/A
  Class W shares                                                               414,549                   N/A
Fund merger (Note 9)
  Class A shares                                                                   N/A         1,396,617,869
  Class B shares                                                                   N/A            85,982,462
  Class C shares                                                                   N/A             2,432,014
  Class I shares                                                                   N/A            37,756,460
  Class R4 shares                                                                  N/A           274,057,962
Reinvestment of distributions at net asset value
  Class A shares                                                           101,787,974             2,250,671
  Class B shares                                                             5,504,827               553,930
  Class C shares                                                               204,516                13,921
  Class I shares                                                            32,784,090             6,505,529
  Class R4 shares                                                           17,705,952                 1,577
  Class W shares                                                                31,356                   N/A
Payments for redemptions
  Class A shares                                                          (130,816,077)         (116,576,502)
  Class B shares (Note 2)                                                   (9,733,050)          (29,916,465)
  Class C shares (Note 2)                                                     (519,337)             (373,393)
  Class I shares                                                           (19,999,096)           (1,598,499)
  Class R4 shares                                                         (113,810,943)          (51,682,981)
  Class W shares                                                                    (3)                  N/A
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          172,725,796         1,801,141,454
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    288,249,037         1,801,091,083
Net assets at beginning of period                                        1,920,466,198           119,375,115
------------------------------------------------------------------------------------------------------------
Net assets at end of period                                             $2,208,715,235        $1,920,466,198
============================================================================================================
Undistributed net investment income                                     $    3,100,606        $    7,730,352
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

24 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

(Unaudited as of Jan. 31, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class R4 shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec.11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, offered to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At Jan. 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, offered through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC.

At Jan. 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 20% of the total outstanding Fund shares.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 25

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.


------------------------------------------------------------------------------

26 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 27

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund


------------------------------------------------------------------------------

28 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Disciplined Equity Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $282,205 for the six months ended Jan. 31, 2007.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $21,894 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 29

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, with the introduction of Class R2, Class R3, Class R5 and Class W shares, the Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.


------------------------------------------------------------------------------

30 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $304,595 for Class A, $24,021 for Class B and $279 for Class C for the six months ended Jan. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the six months ended Jan. 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses to 1.03% for Class A, 1.80% for Class B, 1.80% for Class C, 0.67% for Class I, 1.48% for Class R2, 1.23% for Class R3, 0.86% for Class R4, 0.74% for Class R5 and 1.14% for Class W. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class R4 were $34,069, $1,147, $30,680 and $78, respectively, and the management fees waived at the Fund level were $294,838. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.00% for Class A, 1.78% for Class B, 1.77% for Class C, 0.64% for Class I, 1.46% for Class R2, 1.21% for Class R3, 0.84% for Class R4, 0.71% for Class R5 and 1.11% for Class W of the Fund's average daily net assets.

During the six months ended Jan. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $75,521 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 31

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short term obligations) aggregated $664,321,031 (including $1,617,217,195 from RiverSource Stock Fund that was acquired in the fund merger as described in
Note 9) and $641,009,500, respectively, for the six months ended Jan. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                    SIX MONTHS ENDED JAN. 31, 2007
                                CLASS A        CLASS B         CLASS C        CLASS I         CLASS R2(a)
---------------------------------------------------------------------------------------------------------
Sold                           5,809,083        887,590          65,121      21,862,943            661
Issued for reinvested
 distributions                14,582,804        796,646          29,640       4,670,098             --
Redeemed                     (18,467,535)    (1,396,334)        (73,530)     (2,807,078)            --
---------------------------------------------------------------------------------------------------------
Net increase (decrease)        1,924,352        287,902          21,231      23,725,963            661
---------------------------------------------------------------------------------------------------------

                                              CLASS R3(a)    CLASS R4(b)      CLASS R5(a)     CLASS W(c)
---------------------------------------------------------------------------------------------------------
Sold                                                661      12,749,298             661         54,763
Issued for reinvested
 distributions                                       --       2,529,421              --          4,492
Redeemed                                             --     (15,745,979)             --             --
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                             661        (467,260)            661         59,255
---------------------------------------------------------------------------------------------------------

                                                      YEAR ENDED JULY 31, 2006
                               CLASS A         CLASS B         CLASS C        CLASS I           CLASS R2
---------------------------------------------------------------------------------------------------------
Sold                           8,536,165      1,250,216          68,880      18,763,732            N/A
Fund merger                  207,275,407     12,879,602         364,574       5,576,952            N/A
Issued for reinvested
 distributions                   337,195         83,745           2,104         969,971            N/A
Redeemed                     (17,270,329)    (4,576,044)        (55,973)       (237,632)           N/A
---------------------------------------------------------------------------------------------------------
Net increase (decrease)      198,878,438      9,637,519         379,585      25,073,023            N/A
---------------------------------------------------------------------------------------------------------

                                                CLASS R3     CLASS R4(b)        CLASS R5         CLASS W
---------------------------------------------------------------------------------------------------------
Sold                                                N/A         276,369             N/A            N/A
Fund merger                                         N/A      40,564,166             N/A            N/A
Issued for reinvested
 distributions                                      N/A             235             N/A            N/A
Redeemed                                            N/A      (7,679,229)            N/A            N/A
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                             N/A      33,161,541             N/A            N/A
---------------------------------------------------------------------------------------------------------

(a)   Inception date is Dec. 11, 2006.

(b)   Effective Dec. 11, 2006, Class Y was renamed Class R4.

(c)   Inception date is Dec. 1, 2006.


------------------------------------------------------------------------------

32 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Jan. 31, 2007, securities valued at $23,731,566 were on loan to brokers. For collateral, the Fund received $24,313,800 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $43,467 for the six months ended Jan. 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS

At Jan. 31, 2007, investments in securities included securities valued at $2,560,000 that were pledged as collateral to cover initial margin deposits on 10 open purchase contracts. The notional market value of the open purchase contracts at Jan. 31, 2007 was $3,607,500 with a net unrealized loss of $28,085. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 33

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the six months ended Jan. 31, 2007.

9. FUND MERGER

At the close of business on March 10, 2006, RiverSource Disciplined Equity Fund acquired the assets and assumed the identified liabilities of RiverSource Stock Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Disciplined Equity Fund immediately before the acquisition were $207,410,855 and the combined net assets immediately after the acquisition were $2,004,257,622.

The merger was accomplished by a tax-free exchange of 87,585,087 shares of RiverSource Stock Fund valued at $1,796,846,767.

In exchange for the RiverSource Stock Fund shares and net assets, RiverSource Disciplined Equity Fund issued the following number of shares:

                                                                       SHARES
------------------------------------------------------------------------------
Class A                                                           207,275,407
Class B                                                            12,879,602
Class C                                                               364,574
Class I                                                             5,576,952
Class Y                                                            40,564,166
------------------------------------------------------------------------------

RiverSource Stock Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net income.

                                                                     ACCUMULATED
                     TOTAL           CAPITAL         UNREALIZED      NET REALIZED    UNDISTRIBUTED
                   NET ASSETS         STOCK         APPRECIATION         LOSS         NET INCOME
--------------------------------------------------------------------------------------------------
RiverSource
 Stock Fund      $1,796,846,767   $1,638,521,442    $166,822,042     $(8,526,929)       $30,212
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

34 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 35 http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


------------------------------------------------------------------------------

36 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,               2007(i)        2006        2005        2004       2003(b)
Net asset value, beginning of period       $ 6.74        $ 6.70      $ 5.95      $ 5.44      $ 5.00
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .04           .06         .04         .02         .01
Net gains (losses) (both realized
 and unrealized)                              .90           .35         .90         .63         .43
---------------------------------------------------------------------------------------------------
Total from investment operations              .94           .41         .94         .65         .44
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.06)         (.06)       (.03)       (.02)         --
Distributions from realized gains            (.51)         (.31)       (.16)       (.12)         --
---------------------------------------------------------------------------------------------------
Total distributions                          (.57)         (.37)       (.19)       (.14)         --
---------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 7.11        $ 6.74      $ 6.70      $ 5.95      $ 5.44
---------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)    $1,457        $1,368      $   28      $   13      $    8
---------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d),(e)                 1.03%(f)      1.02%       1.25%       1.13%       1.22%(f)
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 1.26%(f)       .95%        .84%        .65%        .81%(f)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)             31%          137%         64%         64%         17%
---------------------------------------------------------------------------------------------------
Total return(g)                             14.15%(h)      6.25%      15.95%      11.99%       8.80%(h)
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.06% for the six months ended Jan. 31, 2007 and 1.05%, 1.35%, 1.91% and 7.39% for the periods ended July 31, 2006,
      2005, 2004 and 2003, respectively.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.

(i)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 37

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,               2007(i)        2006        2005        2004       2003(b)
Net asset value, beginning of period       $ 6.65        $ 6.62      $ 5.90      $ 5.43      $ 5.00
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .02           .01         .02        (.02)         --
Net gains (losses) (both realized
 and unrealized)                              .88           .34         .86         .61         .43
--------------------------------------------------------------------------------------------------------
Total from investment operations              .90           .35         .88         .59         .43
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.01)         (.01)         --          --          --
Distributions from realized gains            (.51)         (.31)       (.16)       (.12)         --
--------------------------------------------------------------------------------------------------------
Total distributions                          (.52)         (.32)       (.16)       (.12)         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 7.03        $ 6.65      $ 6.62      $ 5.90      $ 5.43
--------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)    $   80        $   73      $    9      $    3      $    1
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d),(e)                 1.80%(f)      1.82%       2.04%       1.95%       2.01%(f)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets           .48%(f)       .20%        .06%       (.16%)      (.08%)(f)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)             31%          137%         64%         64%         17%
--------------------------------------------------------------------------------------------------------
Total return(g)                             13.72(h)       5.42%      15.03%      10.95%       8.60%(h)
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.83% for the six months ended Jan. 31, 2007 and 1.85%, 2.13%, 2.73% and 8.18% for the periods ended July 31, 2006,
      2005, 2004 and 2003, respectively.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.

(i)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

38 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,               2007(i)        2006        2005        2004       2003(b)
Net asset value, beginning of period       $ 6.65        $ 6.62      $ 5.90      $ 5.43      $ 5.00
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .02           .01         .01        (.02)         --
Net gains (losses) (both realized
 and unrealized)                              .88           .35         .87         .61         .43
--------------------------------------------------------------------------------------------------------
Total from investment operations              .90           .36         .88         .59         .43
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.02)         (.02)         --          --          --
Distributions from realized gains            (.51)         (.31)       (.16)       (.12)         --
--------------------------------------------------------------------------------------------------------
Total distributions                          (.53)         (.33)       (.16)       (.12)         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 7.02        $ 6.65      $ 6.62      $ 5.90      $ 5.43
--------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)    $    3        $    3      $   --      $   --      $   --
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d),(e)                 1.80%(f)      1.81%       2.06%       1.95%       2.01%(f)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                  .49%(f)       .20%        .02%       (.17%)      (.05%)(f)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)             31%          137%         64%         64%         17%
--------------------------------------------------------------------------------------------------------
Total return(g)                             13.68%(h)      5.51%      15.03%      10.96%       8.60%(h)
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.83% for the six months ended Jan. 31, 2007 and 1.84%, 2.13%, 2.73% and 8.20% for the periods ended July 31, 2006,
      2005, 2004 and 2003, respectively.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.

(i)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 39

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,               2007(i)           2006           2005       2004(b)
Net asset value, beginning of period       $ 6.78           $ 6.73         $ 5.96      $ 5.99
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .06              .08            .04         .02
Net gains (losses) (both realized
 and unrealized)                              .90              .36            .92        (.05)
-----------------------------------------------------------------------------------------------------
Total from investment operations              .96              .44            .96        (.03)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.08)            (.08)          (.03)         --
Distributions from realized gains            (.51)            (.31)          (.16)         --
-----------------------------------------------------------------------------------------------------
Total distributions                          (.59)            (.39)          (.19)         --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 7.15           $ 6.78         $ 6.73      $ 5.96
-----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)    $  436           $  252         $   82      $    9
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets (c),(d)                     .67%(e),(f)      .70%(e)        .91%        .93%(e),(f)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 1.60%(f)         1.41%          1.19%       5.35%(f)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)             31%             137%            64%         64%
-----------------------------------------------------------------------------------------------------
Total return(g)                             14.37%(h)         6.73%         16.29%       (.50%)(h)
-----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.70% for the six months ended Jan. 31, 2007 and 0.72% and 1.27% for the periods ended July 31, 2006 and 2004, respectively.

(f)   Adjusted to an annual basis.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.

(i)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

40 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                         2007(b)
Net asset value, beginning of period                 $ 7.56
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .01
Net gains (losses) (both realized and unrealized)       .13
------------------------------------------------------------------------------
Total from investment operations                        .14
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.08)
Distributions from realized gains                      (.51)
------------------------------------------------------------------------------
Total distributions                                    (.59)
------------------------------------------------------------------------------
Net asset value, end of period                       $ 7.11
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $   --
------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d),(e)                           1.48%(f)
------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                            .60%(f)
------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                       31%
------------------------------------------------------------------------------
Total return(g)                                        1.88%(h)
------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R2 would have been 1.52% for the period ended Jan. 31, 2007.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 41

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                    2007(b)
Net asset value, beginning of period            $ 7.56
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .01
Net gains (losses) (both realized
 and unrealized)                                   .13
------------------------------------------------------------------------------
Total from investment operations                   .14
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income              (.08)
Distributions from realized gains                 (.51)
------------------------------------------------------------------------------
Total distributions                               (.59)
------------------------------------------------------------------------------
Net asset value, end of period                  $ 7.11
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)         $   --
------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d),(e)                      1.23%(f)
------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                       .85%(f)
------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                  31%
------------------------------------------------------------------------------
Total return(g)                                   1.89%(h)
------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R3 would have been 1.27% for the period ended Jan. 31, 2007.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.


------------------------------------------------------------------------------

42 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                         2007(i)         2006        2005        2004       2003(b)
Net asset value, beginning of period                 $ 6.76         $ 6.71      $ 5.95      $ 5.45      $ 5.00
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .05            .07         .05         .03         .01
Net gains (losses) (both realized and unrealized)       .90            .36         .91         .61         .44
------------------------------------------------------------------------------------------------------------------
Total from investment operations                        .95            .43         .96         .64         .45
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.07)          (.07)       (.04)       (.02)         --
Distributions from realized gains                      (.51)          (.31)       (.16)       (.12)         --
------------------------------------------------------------------------------------------------------------------
Total distributions                                    (.58)          (.38)       (.20)       (.14)         --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 7.13         $ 6.76      $ 6.71      $ 5.95      $ 5.45
------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $  233         $  224      $   --      $   --      $   --
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d),(e)                            .86%(f)        .84%       1.06%        .98%       1.01%(f)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                           1.39%(f)       1.10%       1.03%        .78%        .90%(f)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                       31%           137%         64%         64%         17%
------------------------------------------------------------------------------------------------------------------
Total return(g)                                       14.22%(h)       6.48%      16.25%      11.87%       9.00%(h)
------------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.91% for the six months ended Jan. 31, 2007 and 0.87%, 1.18%, 1.76% and 7.20% for the periods ended July 31,
      2006, 2005, 2004 and 2003, respectively.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.

(i)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 43

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                   2007(b)
Net asset value, beginning of period           $ 7.56
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      .01
Net gains (losses) (both realized
 and unrealized)                                  .14
------------------------------------------------------------------------------
Total from investment operations                  .15
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income             (.08)
Distributions from realized gains                (.51)
------------------------------------------------------------------------------
Total distributions                              (.59)
------------------------------------------------------------------------------
Net asset value, end of period                 $ 7.12
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)        $   --
------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d),(e)                      .74%(f)
------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                     1.33%(f)
------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                 31%
------------------------------------------------------------------------------
Total return(g)                                  2.04%(h)
------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R5 would have been 0.79% for the period ended Jan. 31, 2007.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.


------------------------------------------------------------------------------

44 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                   2007(b)
Net asset value, beginning of period           $ 7.46
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      .01
Net gains (losses) (both realized
 and unrealized)                                  .23
------------------------------------------------------------------------------
Total from investment operations                  .24
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income             (.08)
Distributions from realized gains                (.51)
------------------------------------------------------------------------------
Total distributions                              (.59)
------------------------------------------------------------------------------
Net asset value, end of period                 $ 7.11
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)        $   --
------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d),(e)                     1.14%(f)
------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                      .86%(f)
------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                 31%
------------------------------------------------------------------------------
Total return(g)                                  3.41%(h)
------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 1, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.21% for the period ended Jan. 31, 2007.

(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)   Adjusted to an annual basis.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT 45

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

46 RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 SEMIANNUAL REPORT

RIVERSOURCE(R) DISCIPLINED EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

RIVERSOURCE [LOGO](R)   This report must be accompanied or preceded by the
       INVESTMENTS      Fund's current prospectus. RiverSource(R) mutual funds
                        are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                               S-6274 E (3/07)

  Semiannual Report

                                                        RIVERSOURCE [LOGO] (R)
                                                             INVESTMENTS

  RIVERSOURCE(R)
  GROWTH FUND

  SEMIANNUAL REPORT FOR
  THE PERIOD ENDED
  JAN. 31, 2007

> RIVERSOURCE GROWTH FUND
  SEEKS TO PROVIDE SHAREHOLDERS
  WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers
 with Portfolio Management ..............................................    8

Fund Expenses Example ...................................................   11

Investments in Securities ...............................................   14

Financial Statements ....................................................   18

Notes to Financial Statements ...........................................   24

Proxy Voting ............................................................   46

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                              FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

FUND SNAPSHOT AT JAN. 31, 2007

FUND OVERVIEW

RiverSource Growth Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities. These growth opportunities could result from new management, market developments or technological superiority. The result is a portfolio composed of large-company stocks with what are believed to be growth rates at or above market levels and reasonable valuations.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Information Technology              21.7%
Health Care                         21.1%
Consumer Discretionary              15.4%
Telecommunication Services          14.5%       [PIE CHART]
Consumer Staples                    10.2%
Financials                           5.1%
Other(1)                            12.0%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Industrials 4.2%, Energy 3.4%, Materials 1.2% and Cash & Cash
      Equivalents(2) 3.2%.

(2) Of the 3.2%, 0.6% is due to security lending activity and 2.6% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

NTL                                 8.5%
Google Cl A                         3.7%
Vodafone Group                      3.6%
Cisco Systems                       3.1%
Genentech                           2.7%
Microsoft                           2.6%
ALLTEL                              2.6%
Exxon Mobil                         2.4%
eBay                                2.3%
Altria Group                        2.2%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT JAN. 31, 2007

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                   X  LARGE
                      MEDIUM   SIZE
                      SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                                                            YEARS IN INDUSTRY
Nick Thakore                                                        13

FUND FACTS

                                            TICKER SYMBOL     INCEPTION DATE
Class A                                        INIDX               3/1/72
Class B                                        IGRBX              3/20/95
Class C                                        AXGCX              6/26/00
Class I                                        AGWIX               3/4/04
Class R2                                          --             12/11/06
Class R3                                          --             12/11/06
Class R4(1)                                    IGRYX              3/20/95
Class R5                                          --             12/11/06
Class W                                           --              12/1/06

(1)   Effective Dec. 11, 2006, Class Y was renamed Class R4.

Total net assets                                           $3.607 billion

Number of holdings                                                    112


------------------------------------------------------------------------------

4  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON
                 For the six-month period ended Jan. 31, 2007

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Growth Fund Class A (excluding sales charge)        +14.75%
Russell 1000(R) Growth Index(1) (unmanaged)                     +15.12%
Lipper Large-Cap Growth Funds Index(2)                          +13.57%

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                     CLASS A        CLASS B         CLASS C      CLASS I
Total                                                  1.14%          1.91%          1.91%        0.68%
Net Expenses(a)                                        1.14%          1.91%          1.91%        0.68%

                                     CLASS R2(b)   CLASS R3(b)     CLASS R4(b)    CLASS R5(b)  CLASS W(b)
Total                                   1.48%          1.23%          0.98%          0.73%        1.13%
Net Expenses(a)                         1.48%          1.23%          0.98%          0.73%        1.13%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 0.97% for Class R4.

(b) Effective Dec. 11, 2006, Class Y was renamed Class R4. Inception date for Class R2, Class R3 and Class R5 is Dec. 11, 2006. Inception date for
      Class W is Dec. 1, 2006. For Class R2, Class R3, Class R5 and Class W, expenses are based on estimated amounts for the current fiscal year.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JAN. 31, 2007

                                                                                                                      SINCE
Without sales charge                             6 MONTHS*      1 YEAR       3 YEARS       5 YEARS     10 YEARS     INCEPTION
Class A (inception 3/1/72)                        +14.75%       +11.74%      +10.11%        +4.45%      +2.75%       +11.98%
Class B (inception 3/20/95)                       +14.31%       +10.87%       +9.26%        +3.64%      +1.96%        +6.45%
Class C (inception 6/26/00)                       +14.31%       +10.91%       +9.27%        +3.65%        N/A         -7.40%
Class I (inception 3/4/04)                        +15.01%       +12.26%         N/A           N/A         N/A         +9.94%
Class R2 (inception 12/11/06)                        N/A           N/A          N/A           N/A         N/A         +3.71%*
Class R3 (inception 12/11/06)                        N/A           N/A          N/A           N/A         N/A         +3.74%*
Class R4** (inception 3/20/95)                    +14.84%       +11.92%      +10.30%        +4.64%      +2.90%        +7.44%
Class R5 (inception 12/11/06)                        N/A           N/A          N/A           N/A         N/A         +3.82%*
Class W (inception 12/1/06)                          N/A           N/A          N/A           N/A         N/A         +4.87%*
With sales charge
Class A (inception 3/1/72)                         +8.15%        +5.31%       +7.96%        +3.22%      +2.14%       +11.79%
Class B (inception 3/20/95)                        +9.31%        +5.87%       +8.13%        +3.29%      +1.96%        +6.45%
Class C (inception 6/26/00)                       +13.31%        +9.91%       +9.27%        +3.65%        N/A         -7.40%

------------------------------------------------------------------------------

6  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT DEC. 31, 2006

                                                                                                                   SINCE
Without sales charge                             6 MONTHS*      1 YEAR      3 YEARS      5 YEARS     10 YEARS    INCEPTION
Class A (inception 3/1/72)                        +12.11%       +10.91%      +9.27%       +3.64%      +3.22%      +11.92%
Class B (inception 3/20/95)                       +11.70%       +10.09%      +8.44%       +2.84%      +2.43%       +6.26%
Class C (inception 6/26/00)                       +11.70%       +10.09%      +8.44%       +2.84%        N/A        -7.87%
Class I (inception 3/4/04)                        +12.41%       +11.45%        N/A          N/A          N/A       +9.20%
Class R2 (inception 12/11/06)                        N/A           N/A         N/A          N/A          N/A       +0.98%*
Class R3 (inception 12/11/06)                        N/A           N/A         N/A          N/A          N/A       +0.98%*
Class R4** (inception 3/20/95)                    +12.22%       +11.11%      +9.47%       +3.82%      +3.37%       +7.24%
Class R5 (inception 12/11/06)                        N/A           N/A         N/A          N/A          N/A       +1.02%*
Class W (inception 12/1/06)                          N/A           N/A         N/A          N/A          N/A       +2.08%*
With sales charge
Class A (inception 3/1/72)                         +5.67%        +4.53%      +7.13%       +2.42%      +2.61%      +11.73%
Class B (inception 3/20/95)                        +6.70%        +5.09%      +7.29%       +2.48%      +2.43%       +6.26%
Class C (inception 6/26/00)                       +10.70%        +9.09%      +8.44%       +2.84%        N/A        -7.87%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and
Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 shares are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

 * Not annualized.

** Effective Dec. 11, 2006, Class Y was renamed Class R4.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nick Thakore discusses the Fund's positioning and results for the semiannual period ended Jan. 31, 2007.

Q:    How did RiverSource Growth Fund perform for the six months ended Jan.
      31, 2007?

A: RiverSource Growth Fund's Class A shares rose 14.75%, excluding sales charge, for the six months ended Jan. 31, 2007. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which advanced 15.12%, and outperformed its peer group as represented by the Lipper Large-Cap Growth Funds Index, which advanced 13.57% for the same period.

Q:    What factors influenced performance during the period?

A: The stock market advanced sharply during the six months as economic growth continued and the Federal Reserve Board held interest rates steady after 17 consecutive increases in the federal funds rate. Notably, growth stocks outperformed value stocks in the large-cap universe and the Fund capitalized on the opportunities presented by a growth-led market.

      Stock selection was the main contributor to performance relative to the Russell Index. The information technology, energy and consumer staples sectors contributed positively to performance while positioning in the financials and materials sectors detracted from performance.

      Within the information technology sector, stock selection was beneficial, while an underweight position relative to the Russell Index was a slight disadvantage. Among the Fund's information technology holdings, an emphasis on larger-cap stocks proved effective during the period. The Fund benefited from positive stock selection in semiconductors, Internet-related companies, telecommunication equipment firms, networking providers and cell phone

      AMONG THE FUND'S INFORMATION TECHNOLOGY HOLDINGS, AN EMPHASIS ON LARGER-CAP STOCKS PROVED EFFECTIVE DURING THE PERIOD.


------------------------------------------------------------------------------

8  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

      handset makers. The single largest contributor was semiconductor firm Freescale, which was bought out in a private equity transaction during the period and performed well. The Fund's holdings of Internet-related stocks also performed well, specifically search engine Google and Internet auction company eBay. A secular shift toward increased Internet advertising continued to support Internet-related firms. We had added significantly to eBay during the period when we felt the stock price reflected the company's missteps. Subsequently, the Fund benefited when eBay's stock advanced during the period.

      Stock selection in the energy sector positively impacted performance as did the Fund's smaller-than-Russell Index position in the energy sector. Specifically, the Fund's position in integrated oil company Exxon Mobil was a key contributor, as the company showed strong production growth and demonstrated solid free cash flow trends.

      In the consumer staples sector, stock selection contributed positively to the Fund's performance. An emphasis on larger-cap stocks within the sector, as well as positioning in the household products, grocery and tobacco groups was beneficial. Spectrum Brands, a maker of batteries, fertilizer and other household products, was the leading contributor within consumer staples, followed by the Safeway grocery store chain. Spectrum Brands advanced as the stock's valuation became more attractive following a period of underperformance that was driven by the pressure of rising raw material prices and unfulfilled expectations for merger-related synergies. Safeway, a turnaround story in the grocery segment, advanced on same store sales trends that were better than anticipated.

      In the financials sector, stock selection was the primary detractor, although a smaller-than-Russell Index weighting was also disadvantageous. In particular, the portfolio had less exposure to brokerage firms and investment management companies than the Russell Index and these stocks advanced sharply as a number of firms displayed resilient earnings growth that continued to surpass the market.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  9

QUESTIONS & ANSWERS

Q: What changes did you make to the Fund's portfolio during the six-month period?

A: We continued to see a promising combination of attractive valuations and high growth rates for telecommunication stocks. During the semiannual period, we adjusted the Fund's telecommunication positioning, reducing the Fund's Sprint Nextel position given concerns about near term fundamentals.

      We increased the portfolio's information technology position as we identified selected stocks that had previously underperformed and, in our view, had reasonable valuations relative to their growth rates.

Q:    How are you positioning the Fund going forward?

A: We think corporate earnings growth is likely to decelerate, given that profit margins are at record levels and leading indicators point to potential for margin erosion. In addition, consumer spending could decline as higher borrowing costs and a weaker housing market may affect consumer confidence.

      Given our current outlook, we have emphasized stable growth companies over cyclical growth companies, preferring to own companies with strong growth potential less dependent on the economy. We continue to find opportunities among large-cap companies that still appear inexpensive relative to mid- and small-cap stocks based on the historical relationships between these groups and improving relative fundamentals. In general, we believe the Fund holds stocks that, as a group, are likely to grow earnings faster than the market and are at attractive valuation levels. We see opportunities among fast growth companies that have underperformed, which has made valuations more attractive particularly in the biotechnology and technology industries.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.


------------------------------------------------------------------------------

10  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  11

                                     BEGINNING            ENDING           EXPENSES
                                   ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ANNUALIZED
                                    AUG. 1, 2006      JAN. 31, 2007     THE PERIOD(a)    EXPENSE RATIO
Class A
  Actual(b)                           $1,000            $1,147.50           $ 6.55           1.21%
  Hypothetical
  (5% return before expenses)         $1,000            $1,019.11           $ 6.16           1.21%
Class B
  Actual(b)                           $1,000            $1,143.10           $10.75           1.99%
  Hypothetical
  (5% return before expenses)         $1,000            $1,015.17           $10.11           1.99%
Class C
  Actual(b)                           $1,000            $1,143.10           $10.70           1.98%
  Hypothetical
  (5% return before expenses)         $1,000            $1,015.22           $10.06           1.98%
Class I
  Actual(b)                           $1,000            $1,150.10           $ 4.12            .76%
  Hypothetical
  (5% return before expenses)         $1,000            $1,021.37           $ 3.87            .76%
Class R2
  Actual(c)                              N/A                  N/A              N/A            N/A
  Hypothetical
  (5% return before expenses)         $1,000            $1,017.59           $ 7.68           1.51%
Class R3
  Actual(c)                              N/A                  N/A              N/A            N/A
  Hypothetical
  (5% return before expenses)         $1,000            $1,018.95           $ 6.31           1.24%
Class R4
  Actual(b)                           $1,000            $1,148.40           $ 5.63(d)        1.04%
  Hypothetical
  (5% return before expenses)         $1,000            $1,019.96           $ 5.30(d)        1.04%


------------------------------------------------------------------------------

12  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

                                       BEGINNING            ENDING           EXPENSES
                                     ACCOUNT VALUE      ACCOUNT VALUE       PAID DURING       ANNUALIZED
                                     AUG. 1, 2006       JAN. 31, 2007      THE PERIOD(a)     EXPENSE RATIO
Class R5
  Actual(c)                               N/A                   N/A              N/A               N/A
  Hypothetical
  (5% return before expenses)          $1,000             $1,021.27            $3.97               .78%
Class W
  Actual(c)                               N/A                   N/A              N/A               N/A
  Hypothetical
  (5% return before expenses)          $1,000             $1,019.21            $6.06              1.19%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Jan. 31, 2007:
      +14.75% for Class A, +14.31% for Class B, +14.31% for Class C, +15.01%
      for Class I and +14.84% for Class R4.

(c) The actual values and expenses paid are not presented because Class R2, Class R3, Class R5 and Class W do not have a full six months of history.
      The inception date of Class R2, Class R3 and Class R5 is Dec. 11, 2006.
      The inception date of Class W is Dec. 1, 2006.

(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.97% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes were effective Dec. 11, 2006. If these changes had been in place for the six-month period ended
      Jan. 31, 2007, actual expenses paid for Class R4 would have been $5.74 and the hypothetical expenses paid for Class R4 would have been $5.40.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  13

INVESTMENTS IN SECURITIES

JAN. 31, 2007 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (95.8%)

ISSUER                                                 SHARES                     VALUE(a)
AEROSPACE & DEFENSE (2.1%)
Boeing                                                 517,321              $   46,331,269
Honeywell Intl                                         433,383                  19,801,269
Lockheed Martin                                         89,507                   8,699,185
                                                                            --------------
Total                                                                           74,831,723
------------------------------------------------------------------------------------------

BEVERAGES (2.2%)
Anheuser-Busch
 Companies                                             258,902                  13,196,235
Coca-Cola                                              347,444                  16,635,619
PepsiCo                                                764,415                  49,870,434
                                                                            --------------
Total                                                                           79,702,288
------------------------------------------------------------------------------------------

BIOTECHNOLOGY (5.1%)
Amgen                                                  855,676(b)               60,213,920
Biogen Idec                                            517,786(b)               25,029,775
Genentech                                            1,117,841(b,d)             97,665,769
                                                                            --------------
Total                                                                          182,909,464
------------------------------------------------------------------------------------------

CAPITAL MARKETS (1.0%)
KKR Private Equity
 Investors LP Unit                                   1,552,305(f)               36,246,322
------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (8.1%)
ADTRAN                                                 120,679                   2,674,247
Alcatel-Lucent ADR                                   1,471,361(c)               19,127,693
Cisco Systems                                        4,133,175(b)              109,901,123
JDS Uniphase                                           530,536(b)                9,432,930
Motorola                                               388,884                   7,719,347
Nokia ADR                                            3,260,498(c)               72,057,006
QUALCOMM                                             1,483,956                  55,885,783
Tellabs                                              1,541,233(b)               15,520,216
                                                                            --------------
Total                                                                          292,318,345
------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.6%)
Apple                                                  289,293(b)               24,801,089
Dell                                                   136,603(b,d)              3,312,623
Hewlett-Packard                                        704,171                  30,476,521
                                                                            --------------
Total                                                                           58,590,233
------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                SHARES                      VALUE(a)
DIVERSIFIED TELECOMMUNICATION SERVICES (5.5%)
AT&T                                                2,090,787               $   78,676,316
Chunghwa Telecom ADR                                   72,740(c)                 1,506,445
COLT Telecom Group                                  1,117,719(b,c)               3,530,219
Embarq                                                539,146                   29,927,994
France Telecom                                        561,307(c)                15,601,104
Qwest Communications
 Intl                                               6,793,065(b)                55,363,480
Verizon Communications                                 41,308                    1,591,184
Windstream                                            741,635                   11,035,529
                                                                            --------------
Total                                                                          197,232,271
------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
Safeway                                               426,283                   15,358,976
Wal-Mart Stores                                       169,308                    8,074,299
                                                                            --------------
Total                                                                           23,433,275
------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
General Mills                                         134,676                    7,708,854
Kellogg                                               425,177                   20,948,471
                                                                            --------------
Total                                                                           28,657,325
------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.0%)
Boston Scientific                                   3,186,458(b)                58,790,151
Medtronic                                             612,221                   32,723,212
Stryker                                               134,798                    8,349,388
Zimmer Holdings                                        97,343(b)                 8,198,227
                                                                            --------------
Total                                                                          108,060,978
------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.5%)
Cardinal Health                                       759,322                   54,230,776
Caremark Rx                                           359,295                   22,010,412
Humana                                                320,215(b)                17,771,933
McKesson                                              558,918                   31,159,679
UnitedHealth Group                                    723,828                   37,827,251
                                                                            --------------
Total                                                                          163,000,051
------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Harrah's Entertainment                                217,121                   18,342,382
Pinnacle Entertainment                                323,117(b)                11,157,230
                                                                            --------------
Total                                                                           29,499,612
------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

ISSUER                                                SHARES                      VALUE(a)
HOUSEHOLD PRODUCTS (3.9%)
Colgate-Palmolive                                     708,252               $   48,373,612
Procter & Gamble                                    1,198,085                   77,719,773
Spectrum Brands                                     1,300,006(b)                15,730,073
                                                                            --------------
Total                                                                          141,823,458
------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.9%)
General Electric                                    1,885,572                   67,974,871
------------------------------------------------------------------------------------------

INSURANCE (3.0%)
ACE                                                   360,351(c)                20,821,081
AFLAC                                                  77,624                    3,695,679
American Intl Group                                   951,708                   65,144,412
Hartford Financial
 Services Group                                        40,168                    3,812,345
Prudential Financial                                  180,240                   16,064,791
                                                                            --------------
Total                                                                          109,538,308
------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.1%)
eBay                                                2,601,865(b,g)              84,274,407
Google Cl A                                           266,845(b,d)             133,769,399
VeriSign                                               74,116(b)                 1,771,372
                                                                            --------------
Total                                                                          219,815,178
------------------------------------------------------------------------------------------

IT SERVICES (1.7%)
Electronic Data Systems                               860,211                   22,632,151
First Data                                          1,587,721                   39,470,744
                                                                            --------------
Total                                                                           62,102,895
------------------------------------------------------------------------------------------

MACHINERY (0.3%)
Flowserve                                             190,918(b)                10,132,018
------------------------------------------------------------------------------------------

MEDIA (14.2%)
Charter Communications
 Cl A                                               2,717,734(b)                 9,512,069
Comcast Cl A                                          738,056(b,d)              32,710,642
Idearc                                                 18,849(b)                   611,085
Liberty Global Cl A                                 1,328,669(b)                39,939,790
Liberty Global Series C                               591,197(b)                16,689,491
News Corp Cl A                                      1,311,636                   30,495,537
NTL                                                11,232,714(g)               306,091,458
RH Donnelley                                          160,314                   10,673,706
Vivendi                                               632,519(c)                26,096,928
WorldSpace Cl A                                       419,274(b,d)               1,563,892
XM Satellite Radio
 Holdings Cl A                                      2,549,599(b)                36,229,802
                                                                            --------------
Total                                                                          510,614,400
------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                SHARES                      VALUE(a)
METALS & MINING (1.2%)
Coeur d'Alene Mines                                 4,180,885(b)            $   18,312,276
Newmont Mining                                        526,886(d)                23,762,559
                                                                            --------------
Total                                                                           42,074,835
------------------------------------------------------------------------------------------

MULTILINE RETAIL (0.1%)
Federated Department
 Stores                                                91,396                    3,792,020
------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.4%)
Chevron                                               144,847                   10,556,449
Exxon Mobil                                         1,144,967                   84,842,054
Kinder Morgan
 Management LLC                                            --(b)                        16
Total                                                 267,595(c)                18,185,330
Valero Energy                                         137,781                    7,478,753
                                                                            --------------
Total                                                                          121,062,602
------------------------------------------------------------------------------------------

PHARMACEUTICALS (8.5%)
AstraZeneca                                         1,158,953(c)                64,887,673
Bristol-Myers Squibb                                  989,916                   28,499,682
Eli Lilly & Co                                        355,432                   19,235,980
Johnson & Johnson                                     695,513                   46,460,268
Merck & Co                                          1,676,939                   75,043,020
Pfizer                                              2,152,041                   56,469,556
Schering-Plough                                       651,418                   16,285,450
                                                                            --------------
Total                                                                          306,881,629
------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Agere Systems                                         162,403(b)                 3,270,796
Atmel                                               1,172,310(b)                 7,010,414
LSI Logic                                             362,823(b)                 3,410,536
Spansion Cl A                                         595,975(b)                 7,646,360
United Microelectronics
 ADR                                                  232,402(c)                   825,027
                                                                            --------------
Total                                                                           22,163,133
------------------------------------------------------------------------------------------

SOFTWARE (3.5%)
Electronic Arts                                       102,429(b)                 5,121,450
Hyperion Solutions                                     21,052(b)                   888,815
Microsoft                                           3,088,749                   95,318,794
Nuance
 Communications                                       145,828(b)                 1,679,939
Symantec                                            1,310,045(b,d)              23,200,897
                                                                            --------------
Total                                                                          126,209,895
------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Countrywide Financial                                 350,680                   15,247,566
------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  15

ISSUER                                                 SHARES                     VALUE(a)
TOBACCO (2.6%)
Altria Group                                          920,247               $   80,420,385
Imperial Tobacco
 Group ADR                                            179,423(c)                14,608,621
                                                                            --------------
Total                                                                           95,029,006
------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (9.0%)
ALLTEL                                              1,544,825                   94,682,324
Hutchison
 Telecommunications
 Intl                                              10,840,402(b,c)              26,101,712
Orascom Telecom
 Holding GDR                                          397,225(c)                27,408,525
Sprint Nextel                                       1,806,745                   32,214,263
Vodafone Group                                     44,891,064(c)               131,363,857
Vodafone Group ADR                                    443,565(c)                13,036,375
                                                                            --------------
Total                                                                          324,807,056
------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,004,064,492)                                                      $3,453,750,757
------------------------------------------------------------------------------------------

OPTIONS PURCHASED (0.9%)

ISSUER                 CONTRACTS        EXERCISE          EXPIRATION              VALUE(a)
                                          PRICE              DATE
CALLS
ALLTEL                    4,455          $65.00           April 2007            $  634,838
eBay                      2,338           30.00            Feb. 2007               596,190
NTL                      33,290           27.50            June 2007             7,407,025
NTL                      11,090           27.50            Jan. 2008             3,936,950
------------------------------------------------------------------------------------------

OPTIONS PURCHASED (CONTINUED)

ISSUER                 CONTRACTS        EXERCISE          EXPIRATION              VALUE(a)
                                          PRICE              DATE
PUTS
Mini Nasdaq
 100
 Index                   12,467       $  177.50            June 2007           $ 6,794,515
Nasdaq
 100 Trust
 Series 1                85,220           44.00            June 2007            13,209,100
S&P 500
 Index                    1,765        1,350.00           March 2007               485,375
------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $36,603,270)                                                            $33,063,993
------------------------------------------------------------------------------------------

MONEY MARKET FUND (3.2%)(e)

                                                     SHARES                       VALUE(a)
RiverSource Short-Term
 Cash Fund                                        114,284,957(h)            $  114,284,957
------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $114,284,957)                                                        $  114,284,957
------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,154,952,719)(i)                                                   $3,601,099,707
==========================================================================================

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------

16  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2007, the value of foreign securities represented 12.6% of net assets.

(d) At Jan. 31, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.6% of net assets. See
      Note 6 to the financial statements. 2.6% of net assets is the Fund's cash equivalent position.

(f)   Identifies issues considered to be illiquid as to their marketability
      (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's
      Board of Directors. Information concerning such security holdings at Jan. 31, 2007, is as follows:

      SECURITY                                     ACQUISITION                     COST
                                                      DATES
      ---------------------------------------------------------------------------------
      KKR Private Equity Investors LP Unit    05-01-06 thru 12-14-06        $34,712,336

(g) At Jan. 31, 2007, securities valued at $138,976,731 were held to cover open call options written as follows (see Note 7 to the financial statements):

      ISSUER                       CONTRACTS   EXERCISE     EXPIRATION         VALUE(a)
                                                PRICE          DATE
      ---------------------------------------------------------------------------------
      eBay                           5,570      $32.50       Feb. 2007       $  389,900
      NTL                           33,290       30.00       June 2007        3,994,800
      NTL                           11,090       30.00       Jan. 2008        2,550,700
      ---------------------------------------------------------------------------------
      Total value                                                            $6,935,400
      ---------------------------------------------------------------------------------

(h)   Affiliated Money Market Fund - See Note 8 to the financial statements.

(i) At Jan. 31, 2007, the cost of securities for federal income tax purposes was approximately $3,154,953,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                              $471,421,000
      Unrealized depreciation                                               (25,274,000)
      ---------------------------------------------------------------------------------
      Net unrealized appreciation                                          $446,147,000
      ---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JAN. 31, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers* (identified cost $3,040,667,762)                           $3,486,814,750
  Affiliated money market fund (identified cost $114,284,957) (Note 8)                114,284,957
-------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $3,154,952,719)                    3,601,099,707
Foreign currency holdings (identified cost $20,274) (Note 1)                               19,943
Capital shares receivable                                                                 297,755
Dividends and accrued interest receivable                                               4,777,081
Receivable for investment securities sold                                              58,109,249
-------------------------------------------------------------------------------------------------
Total assets                                                                        3,664,303,735
-------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                         658,999
Capital shares payable                                                                    304,477
Payable for investment securities purchased                                            28,204,834
Payable upon return of securities loaned (Note 6)                                      20,514,175
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                 762
Accrued investment management services fee                                                 55,781
Accrued distribution fee                                                                   30,674
Accrued transfer agency fee                                                                   777
Accrued administrative services fee                                                         4,964
Accrued plan administration services fee                                                    1,591
Other accrued expenses                                                                    555,461
Options contracts written, at value (premiums received $4,170,057) (Note 7)             6,935,400
-------------------------------------------------------------------------------------------------
Total liabilities                                                                      57,267,895
-------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                 $3,607,035,840
=================================================================================================


------------------------------------------------------------------------------

18  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

JAN. 31, 2007 (UNAUDITED)

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                                   $    1,117,061
Additional paid-in capital                                                                                  3,734,283,266
Undistributed net investment income                                                                               563,088
Accumulated net realized gain (loss) (Note 10)                                                               (572,321,762)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                443,394,187
-------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                   $3,607,035,840
=========================================================================================================================
Net assets applicable to outstanding shares:                               Class A                         $2,489,849,877
                                                                           Class B                         $  481,239,597
                                                                           Class C                         $   20,790,979
                                                                           Class I                         $  383,087,665
                                                                           Class R2                        $        5,125
                                                                           Class R3                        $        5,126
                                                                           Class R4                        $  232,047,149
                                                                           Class R5                        $        5,129
                                                                           Class W                         $        5,193
Net asset value per share of outstanding capital stock:                    Class A shares    76,368,707    $        32.60
                                                                           Class B shares    16,154,009    $        29.79
                                                                           Class C shares       698,485    $        29.77
                                                                           Class I shares    11,491,239    $        33.34
                                                                           Class R2 shares          155    $        33.06
                                                                           Class R3 shares          155    $        33.07
                                                                           Class R4 shares    6,992,996    $        33.18
                                                                           Class R5 shares          155    $        33.09
                                                                           Class W shares           157    $        33.08
-------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                                                           $   19,759,321
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  19

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JAN. 31, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                $20,167,906
Interest                                                                     818,376
Income distributions from affiliated money market fund (Note 8)            3,246,014
Fee income from securities lending (Note 6)                                   59,140
  Less foreign taxes withheld                                               (223,850)
------------------------------------------------------------------------------------
Total income                                                              24,067,586
------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                        11,695,879
Distribution fee
  Class A                                                                  3,035,481
  Class B                                                                  2,369,935
  Class C                                                                     98,572
  Class R2                                                                         3
  Class R3                                                                         2
  Class W                                                                          2
Transfer agency fee
  Class A                                                                  2,430,085
  Class B                                                                    529,688
  Class C                                                                     21,238
  Class R4                                                                   175,762
  Class W                                                                          2
Service fee -- Class R4                                                       93,050
Administrative services fees and expenses                                    888,949
Plan administration services fee
  Class R2                                                                         2
  Class R3                                                                         2
  Class R4                                                                    83,083
Compensation of board members                                                 34,587
Custodian fees                                                               143,750
Printing and postage                                                         388,500
Registration fees                                                             87,500
Professional fees                                                             25,446
Other                                                                         91,315
------------------------------------------------------------------------------------
Total expenses                                                            22,192,833
  Earnings and bank fee credits on cash balances (Note 2)                   (135,166)
------------------------------------------------------------------------------------
Total net expenses                                                        22,057,667
------------------------------------------------------------------------------------
Investment income (loss) -- net                                            2,009,919
------------------------------------------------------------------------------------


------------------------------------------------------------------------------

20  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

SIX MONTHS ENDED JAN. 31, 2007 (UNAUDITED)

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                          $ (7,969,401)
  Foreign currency transactions                                                 92,962
  Options contracts written (Note 7)                                        (4,838,738)
--------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    (12,715,177)
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies       486,935,015
--------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                      474,219,838
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           $476,229,757
======================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           JAN. 31, 2007
                                                                          SIX MONTHS ENDED     JULY 31, 2006
                                                                             (UNAUDITED)         YEAR ENDED
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                            $   2,009,919       $  21,536,361
Net realized gain (loss) on investments                                      (12,715,177)        378,492,867
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        486,935,015        (369,575,760)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              476,229,757          30,453,468
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                (17,085,736)           (766,414)
      Class C                                                                    (21,069)                 --
      Class I                                                                 (3,983,286)           (240,149)
      Class R2                                                                       (55)                N/A
      Class R3                                                                       (55)                N/A
      Class R4                                                                (1,999,289)           (164,443)
      Class R5                                                                       (56)                N/A
      Class W                                                                        (55)                N/A
------------------------------------------------------------------------------------------------------------
Total distributions                                                          (23,089,601)         (1,171,006)
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

22  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

                                                                          JAN. 31, 2007
                                                                         SIX MONTHS ENDED       JULY 31, 2006
                                                                            (UNAUDITED)           YEAR ENDED
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                $   106,125,554       $   723,627,727
  Class B shares                                                              21,420,948           155,729,842
  Class C shares                                                               2,068,751             8,410,448
  Class I shares                                                              83,689,229           109,795,697
  Class R2 shares                                                                  5,000                   N/A
  Class R3 shares                                                                  5,000                   N/A
  Class R4 shares                                                             12,250,611            54,128,249
  Class R5 shares                                                                  5,000                   N/A
  Class W shares                                                                   5,000                   N/A
Reinvestment of distributions at net asset value
  Class A shares                                                              16,668,461               748,320
  Class C shares                                                                  20,543                    --
  Class I shares                                                               3,983,218               240,142
  Class R4 shares                                                              1,999,289               164,443
Payments for redemptions
  Class A shares                                                            (297,956,346)         (500,308,297)
  Class B shares (Note 2)                                                    (65,259,054)         (269,341,808)
  Class C shares (Note 2)                                                     (2,619,041)           (4,706,122)
  Class I shares                                                              (1,393,093)           (3,449,675)
  Class R4 shares                                                            (80,155,500)          (96,349,570)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions           (199,136,430)          178,689,396
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                      254,003,726           207,971,858
Net assets at beginning of period                                          3,353,032,114         3,145,060,256
--------------------------------------------------------------------------------------------------------------
Net assets at end of period                                              $ 3,607,035,840       $ 3,353,032,114
==============================================================================================================
Undistributed net investment income                                      $       563,088       $    21,642,770
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to Jan. 31, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund offers Class A, Class B, Class C and Class R4 shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, offered to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At Jan. 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, offered through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At Jan. 31, 2007, Ameriprise Financial owned 100% of Class W shares.

At Jan. 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 10% of the total outstanding Fund Shares.


------------------------------------------------------------------------------

24  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  25

ILLIQUID SECURITIES

At Jan. 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Jan. 31, 2007 was $36,246,322 representing 1.00% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


------------------------------------------------------------------------------

26  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Jan. 31, 2007, foreign currency holdings were entirely comprised of European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  27

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


------------------------------------------------------------------------------

28  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year.

If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,753,422 for the six months ended Jan. 31, 2007.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $33,499 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  29

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee of 0.05% of the Fund's average daily net asset attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, with the introduction of Class R2, Class R3, Class R5 and Class W shares, the Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.


------------------------------------------------------------------------------

30  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $1,298,997 for Class A, $229,341 for Class B and $1,641 for Class C for the six months ended Jan. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.97% for Class R4.

During the six months ended Jan. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $135,166 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,550,820,368 and $1,876,771,037, respectively, for the six months ended Jan. 31, 2007. Realized gains and losses are determined on an identified cost basis.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  31

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                     SIX MONTHS ENDED JAN. 31, 2007
                             CLASS A          CLASS B            CLASS C          CLASS I         CLASS R2(a)
---------------------------------------------------------------------------------------------------------------
Sold                        3,450,254          766,422            73,619         2,681,442             155
Issued for reinvested
 distributions                525,985               --               710           123,015              --
Redeemed                   (9,774,396)      (2,349,527)          (94,324)          (43,733)             --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)    (5,798,157)      (1,583,105)          (19,995)        2,760,724             155
---------------------------------------------------------------------------------------------------------------

                                            CLASS R3(a)       CLASS R4(b)        CLASS R5(a)       CLASS W(c)
---------------------------------------------------------------------------------------------------------------
Sold                                               155           390,032               155             157
Issued for reinvested
 distributions                                      --            62,013                --              --
Redeemed                                            --        (2,562,418)               --              --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)                            155        (2,110,373)              155             157
---------------------------------------------------------------------------------------------------------------

                                                     YEAR ENDED JULY 31, 2006
                             CLASS A          CLASS B           CLASS C           CLASS I           CLASS R2
---------------------------------------------------------------------------------------------------------------
Sold                       25,321,178        5,918,299           320,095         3,763,917             N/A
Issued for reinvested
 distributions                 25,727               --                --             8,083             N/A
Redeemed                  (17,311,509)     (10,403,829)         (178,061)         (113,992)            N/A
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)     8,035,396       (4,485,530)          142,034         3,658,008             N/A
---------------------------------------------------------------------------------------------------------------

                                                CLASS R3      CLASS R4(b)           CLASS R5        CLASS W
---------------------------------------------------------------------------------------------------------------
Sold                                               N/A         1,827,502               N/A             N/A
Issued for reinvested
 distributions                                     N/A             5,559               N/A             N/A
Redeemed                                           N/A        (3,287,393)              N/A             N/A
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)                            N/A        (1,454,332)              N/A             N/A
---------------------------------------------------------------------------------------------------------------

(a)   Inception date is Dec. 11, 2006.

(b)   Effective Dec. 11, 2006, Class Y was renamed Class R4.

(c)   Inception date is Dec. 1, 2006.


--------------------------------------------------------------------------------

32  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Jan. 31, 2007, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

EXCHANGE DATE                                CURRENCY TO      CURRENCY TO      UNREALIZED          UNREALIZED
                                            BE DELIVERED      BE RECEIVED     APPRECIATION        DEPRECIATION
--------------------------------------------------------------------------------------------------------------
Feb. 5, 2007                                   1,527,814        3,001,084              $--                $762
                                           British Pound      U.S. Dollar

6. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Jan. 31, 2007, securities valued at $19,759,321 were on loan to brokers. For collateral, the Fund received $20,514,175 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $59,140 for the six months ended Jan. 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                                   SIX MONTHS ENDED JAN. 31, 2007
                                                                               CALLS
-------------------------------------------------------------------------------------------------
                                                                    CONTRACTS         PREMIUMS
-------------------------------------------------------------------------------------------------
Balance July 31, 2006                                                   2,515      $ 5,531,700
Opened                                                                 49,950        4,170,057
Closed                                                                 (2,515)      (5,531,700)
-------------------------------------------------------------------------------------------------
Balance Jan. 31, 2007                                                  49,950      $ 4,170,057
-------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  33

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

9. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the six months ended Jan. 31, 2007.

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $535,377,023 at July 31, 2006, that if not offset by capital gains will expire as follows:

                            2010                   2011
                        $166,602,696           $368,774,327

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


------------------------------------------------------------------------------

34  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  35
funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


------------------------------------------------------------------------------

36  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                           2007(a)        2006           2005           2004           2003
Net asset value, beginning of period                 $28.61         $28.34         $23.73         $22.80         $20.88
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .04            .18            .04            .02             --
Net gains (losses) (both realized
 and unrealized)                                       4.17            .10           4.57            .91           1.92
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       4.21            .28           4.61            .93           1.92
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.22)          (.01)            --             --             --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $32.60         $28.61         $28.34         $23.73         $22.80
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $2,490         $2,351         $2,101         $2,117         $2,263
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                               1.21%(d)       1.14%          1.19%          1.03%          1.21%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                            .17%(d)        .72%           .16%           .07%            --%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                       47%           134%           136%           171%           205%
------------------------------------------------------------------------------------------------------------------------
Total return(e)                                       14.75%(f)        .98%         19.43%          4.08%          9.20%
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  37

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                           2007(g)        2006           2005           2004           2003
Net asset value, beginning of period                 $26.06         $26.01         $21.95         $21.25         $19.61
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.09)          (.05)          (.16)          (.16)          (.17)
Net gains (losses) (both realized
 and unrealized)                                       3.82            .10           4.22            .86           1.81
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       3.73            .05           4.06            .70           1.64
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $29.79         $26.06         $26.01         $21.95         $21.25
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $  481         $  462         $  578         $  598         $  775
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                               1.99%(d)       1.91%          1.97%          1.81%          1.99%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                           (.61%)(d)      (.06%)         (.62%)         (.71%)         (.77%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                       47%           134%           136%           171%           205%
-------------------------------------------------------------------------------------------------------------------------
Total return(e)                                       14.31%(f)        .19%         18.50%          3.29%          8.36%
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

38  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                           2007(g)        2006           2005           2004           2003
Net asset value, beginning of period                 $26.07         $26.01         $21.95         $21.25         $19.62
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.08)          (.04)          (.16)          (.16)          (.17)
Net gains (losses) (both realized
 and unrealized)                                       3.81            .10           4.22            .86           1.80
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       3.73            .06           4.06            .70           1.63
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.03)            --             --             --             --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $29.77         $26.07         $26.01         $21.95         $21.25
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $   21         $   19         $   15         $   13         $   12
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                               1.98%(d)       1.91%          1.97%          1.81%          2.01%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                           (.60%)(d)      (.03%)         (.62%)         (.71%)         (.81%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                       47%           134%           136%           171%           205%
-------------------------------------------------------------------------------------------------------------------------
Total return(e)                                       14.31%(f)        .23%         18.50%          3.29%          8.31%
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  39

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                                   2007(h)         2006           2005           2004(b)
Net asset value, beginning of period                         $29.31          $28.93         $24.10         $25.61
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .10             .32            .12            .09
Net gains (losses) (both realized
 and unrealized)                                               4.29             .10           4.71          (1.60)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                               4.39             .42           4.83          (1.51)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.36)           (.04)            --             --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $33.34          $29.31         $28.93         $24.10
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                      $  383          $  256         $  147         $   18
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                                        .76%(e)         .68%           .75%           .57%(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                                    .63%(e)        1.22%           .55%           .43%(e)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                               47%            134%           136%           171%
----------------------------------------------------------------------------------------------------------------------
Total return(f)                                               15.01%(g)        1.44%         20.04%         (5.90%)(g)
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

40  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                                                2007(b)
Net asset value, beginning of period                                      $32.29
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                (.02)
Net gains (losses) (both realized
 and unrealized)                                                            1.14
-------------------------------------------------------------------------------------
Total from investment operations                                            1.12
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.35)
-------------------------------------------------------------------------------------
Net asset value, end of period                                            $33.06
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                   $   --
-------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                                                    1.51%(e)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                                                (.43%)(e)
-------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                                            47%
-------------------------------------------------------------------------------------
Total return(f)                                                             3.71%(g)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  41

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                                                2007(b)
Net asset value, beginning of period                                      $32.29
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                (.01)
Net gains (losses) (both realized
 and unrealized)                                                            1.15
-------------------------------------------------------------------------------------
Total from investment operations                                            1.14
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.36)
-------------------------------------------------------------------------------------
Net asset value, end of period                                            $33.07
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                   $   --
-------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                                                    1.24%(e)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                                                (.16%)(e)
-------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                                            47%
-------------------------------------------------------------------------------------
Total return(f)                                                             3.74%(g)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

42  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                           2007(g)        2006           2005           2004           2003
Net asset value, beginning of period                 $29.13         $28.81         $24.07         $23.09         $21.11
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .05            .24            .09            .07            .04
Net gains (losses) (both realized
 and unrealized)                                       4.26            .10           4.65            .91           1.94
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       4.31            .34           4.74            .98           1.98
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.26)          (.02)            --             --             --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $33.18         $29.13         $28.81         $24.07         $23.09
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $  232         $  265         $  304         $  350         $  398
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                               1.04%(d)        .95%          1.02%           .86%          1.03%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                            .34%(d)        .89%           .34%           .25%           .18%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                       47%           134%           136%           171%           205%
------------------------------------------------------------------------------------------------------------------------
Total return(e)                                       14.84%(f)       1.17%         19.69%          4.24%          9.38%
------------------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.

(g)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  43

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                                                  2007(b)
Net asset value, beginning of period                                        $32.29
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                   .01
Net gains (losses) (both realized
 and unrealized)                                                              1.15
--------------------------------------------------------------------------------------
Total from investment operations                                              1.16
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          (.36)
--------------------------------------------------------------------------------------
Net asset value, end of period                                              $33.09
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                     $   --
--------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                                                       .78%(e)
--------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                                                   .31%(e)
--------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                                              47%
--------------------------------------------------------------------------------------
Total return(f)                                                               3.82%(g)
--------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

44  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                                                  2007(b)
Net asset value, beginning of period                                        $31.89
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                   .03
Net gains (losses) (both realized
 and unrealized)                                                              1.51
--------------------------------------------------------------------------------------
Total from investment operations                                              1.54
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          (.35)
--------------------------------------------------------------------------------------
Net asset value, end of period                                              $33.08
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                     $   --
--------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                                                      1.19%(e)
--------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                                                   .58%(e)
--------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                                              47%
--------------------------------------------------------------------------------------
Total return(f)                                                               4.87%(g)
--------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 1, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT  45

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

46  RIVERSOURCE GROWTH FUND - 2007 SEMIANNUAL REPORT

RIVERSOURCE(R) GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

                         This report must be accompanied or
                         preceded by the Fund's current
                         prospectus. RiverSource(R) mutual
                         funds are distributed by
                         RiverSource Distributors, Inc. and
                         Ameriprise Financial Services,
                         Inc., Members NASD, and managed by
                         RiverSource Investments, LLC. These
RIVERSOURCE [LOGO](R)    companies are part of Ameriprise
      INVESTMENTS        Financial, Inc.                      S-6456 X (3/07)

    Semiannual Report

                                                         RIVERSOURCE [LOGO](R)
                                                              INVESTMENTS

    RIVERSOURCE(R)
    LARGE CAP EQUITY FUND

    SEMIANNUAL REPORT FOR
    THE PERIOD ENDED
    JAN. 31, 2007

 >  RIVERSOURCE LARGE CAP EQUITY
    FUND SEEKS TO PROVIDE
    SHAREHOLDERS WITH LONG-TERM
    GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot ..........................................................    3

Performance Summary ....................................................    5

Questions & Answers with Portfolio Management ..........................    8

Fund Expenses Example ..................................................   11

Investments in Securities ..............................................   14

Financial Statements ...................................................   23

Notes to Financial Statements ..........................................   29

Proxy Voting ...........................................................   51

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

FUND SNAPSHOT AT JAN. 31, 2007

FUND OVERVIEW

RiverSource Large Cap Equity Fund offers a combination of growth and value within a single portfolio. The Fund strives to deliver consistent returns compared to the market in a variety of economic conditions. The stock selection process is research-driven, leveraging the talents of an experienced team of analysts. The portfolio management team then selects the securities and determines the allocation within the growth and value styles. The Fund is also broadly diversified.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Financials                      18.7%
Information Technology          15.0%
Health Care                     13.4%
Consumer Discretionary          12.6%                 [PIE CHART]
Consumer Staples                 8.2%
Telecommunication Services       8.0%
Other(1)                        24.1%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1) Includes Energy 7.9%, Industrials 7.8%, Utilities 2.4%, Materials 2.3% and Cash & Cash Equivalents(2) 3.7%.

(2) Of the 3.7%, 0.6% is due to security lending activity and 3.1% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil                     3.4%
NTL                             3.4%
General Electric                2.2%
AT&T                            2.0%
Microsoft                       1.9%
Citigroup                       1.9%
Pfizer                          1.9%
American Intl Group             1.9%
Bank of America                 1.8%
Altria Group                    1.8%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 3

FUND SNAPSHOT AT JAN. 31, 2007

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH

          X           LARGE
                      MEDIUM   SIZE
                      SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                            YEARS IN INDUSTRY
Robert Ewing, CFA                  18
Nick Thakore                       13

FUND FACTS

             TICKER SYMBOL      INCEPTION DATE
Class A          ALEAX             3/28/02
Class B          ALEBX             3/28/02
Class C          ARQCX             3/28/02
Class I          ALRIX              3/4/04
Class R2            --            12/11/06
Class R3            --            12/11/06
Class R4(1)      ALEYX             3/28/02
Class R5            --            12/11/06

(1)   Effective Dec. 11, 2006, Class Y was renamed Class R4.

Total net assets            $7.235 billion

Number of holdings                     438


------------------------------------------------------------------------------

4 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                            PERFORMANCE COMPARISON
                 For the six-month period ended Jan. 31, 2007

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Large Cap Equity Fund Class A (excluding sales charge)       +14.64%
Russell 1000(R) Index(1) (unmanaged)                                     +14.28%
S&P 500 Index(2) (unmanaged)                                             +13.75%
Lipper Large-Cap Core Funds Index(3)                                     +13.17%

(1) The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.

(2) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.



------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 5

PERFORMANCE SUMMARY

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                         CLASS A       CLASS B       CLASS C         CLASS I
Total                      1.06%         1.84%         1.84%           0.59%
Net Expenses(a)            1.06%         1.84%         1.84%           0.59%

                       CLASS R2(b)   CLASS R3(b)   CLASS R4(b)   CLASS R5(b)
Total                      1.38%         1.13%         0.88%           0.63%
Net Expenses(a)            1.38%         1.13%         0.85%           0.63%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses before giving effect to any performance incentive adjustment, will not exceed 0.90% for Class R4.

(b) Effective Dec. 11, 2006, Class Y was renamed Class R4. Inception date for Class R2, Class R3 and Class R5 is Dec. 11, 2006. For Class R2,
      Class R3, Class R5, expenses are based on estimated amounts for the current fiscal year.

AVERAGE ANNUAL TOTAL RETURNS

AT JAN. 31, 2007

                                                                         SINCE
Without sales charge                6 MONTHS*    1 YEAR     3 YEARS    INCEPTION
Class A (inception 3/28/02)          +14.64%     +14.73%     +9.04%     +5.81%
Class B (inception 3/28/02)          +14.13%     +13.70%     +8.21%     +4.97%
Class C (inception 3/28/02)          +14.02%     +13.59%     +8.17%     +4.99%
Class I (inception 3/4/04)           +14.61%     +14.93%       N/A      +9.14%
Class R2 (inception 12/11/06)           N/A         N/A        N/A      +2.85%*
Class R3 (inception 12/11/06)           N/A         N/A        N/A      +3.03%*
Class R4** (inception 3/28/02)       +14.48%     +14.89%     +9.27%     +6.00%
Class R5 (inception 12/11/06)           N/A         N/A        N/A      +3.04%*
With sales charge
Class A (inception 3/28/02)           +8.06%      +8.12%     +6.91%     +4.53%
Class B (inception 3/28/02)           +9.13%      +8.70%     +7.06%     +4.62%
Class C (inception 3/28/02)          +13.02%     +12.59%     +8.17%     +4.99%


------------------------------------------------------------------------------

6 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AT DEC. 31, 2006

                                                                         SINCE
Without sales charge                6 MONTHS*    1 YEAR     3 YEARS    INCEPTION
Class A (inception 3/28/02)          +13.38%     +14.95%     +8.66%     +5.51%
Class B (inception 3/28/02)          +12.85%     +13.93%     +7.82%     +4.64%
Class C (inception 3/28/02)          +12.93%     +14.02%     +7.84%     +4.70%
Class I (inception 3/4/04)           +13.55%     +15.35%       N/A      +8.71%
Class R2 (inception 12/11/06)           N/A         N/A        N/A      +0.98%*
Class R3 (inception 12/11/06)           N/A         N/A        N/A      +0.98%*
Class R4** (inception 3/28/02)       +13.65%     +15.12%     +8.90%     +5.70%
Class R5 (inception 12/11/06)           N/A         N/A        N/A      +0.99%*
With sales charge
Class A (inception 3/28/02)           +6.86%      +8.34%     +6.53%     +4.20%
Class B (inception 3/28/02)           +7.85%      +8.93%     +6.66%     +4.29%
Class C (inception 3/28/02)          +11.93%     +13.02%     +7.84%     +4.70%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. These share classes are available to institutional investors only.

 * Not annualized.

** Effective Dec. 11, 2006, Class Y was renamed Class R4.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Bob Ewing and Nick Thakore, RiverSource Large Cap Equity Fund's portfolio managers, discuss the Fund's results and positioning for the semiannual period ended Jan. 31, 2007.

Q: How did RiverSource Large Cap Equity Fund perform for the six-month period ended Jan. 31, 2007?

A: RiverSource Large Cap Equity Fund's Class A shares advanced 14.64%, excluding sales charge, for the six months ended Jan. 31, 2007. The Fund outperformed its benchmarks, the Russell 1000(R) Index (Russell Index) and the Standard & Poor's 500 Index (S&P 500 Index), which increased 14.28% and 13.75%, respectively. The Fund's peer group, the Lipper Large-Cap Core Funds Index, gained 13.17% during the same time frame.

Q:    What factors most significantly affected performance for the period?

A: U.S. stocks advanced sharply during the past six months, supported by continued economic growth, corporate earnings and the Federal Reserve Board's monetary policy, which held short-term interest rates steady. Large-cap growth stocks outperformed large-cap value stocks and because we had positioned the portfolio with more of a growth tilt than was typical, the Fund was rewarded during the semiannual period.

      The Fund's strong performance during the past six months resulted from positive stock selection. The information technology, consumer staples and energy sectors were the primary contributors to performance during the period, while positioning in the materials and financials sectors detracted from performance.

      Within the information technology sector, positive stock selection drove the Fund's results. An emphasis on cell phone handset manufacturers, such as Nokia, and networking companies, such as Cisco Systems, contributed positively to results. Semiconductor firm Freescale was the single largest individual contributor as the company was bought out by private equity investors. Nokia and other handset makers have continued to benefit from the strong growth trends in the telecommunication services sector, while Cisco Systems has demonstrated that it is in the midst of a strong product cycle.

      THE FUND'S STRONG PERFORMANCE DURING THE PAST SIX MONTHS RESULTED FROM POSITIVE STOCK SELECTION.


------------------------------------------------------------------------------

8 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

      Stock selection in the consumer staples sector benefited from larger-than-Russell Index positions within the household products group, where stocks such as Spectrum Brands and Procter & Gamble performed well. Household products is traditionally a defensive industry and earnings in the group remained stable while overall market earnings showed signs of slowing. Within consumer staples, we also emphasized retail grocers, another defensive segment. Safeway, a turnaround story in this group, outperformed as same store sales were better than expected.

      The Fund had a smaller energy position than the Russell Index due to our concern that higher prices would dampen global demand. Reduced emphasis on energy was beneficial during this period. Within the energy sector, stock selection was also favorable as we had relatively small exposure to refining companies and energy services firms. These are typically the riskier stocks within the sector and our smaller allocations were advantageous. A larger-than-Russell Index position in integrated oil companies helped performance.

      Within the materials sector, the Fund had de-emphasized base metals, an area that outperformed during the period. During the period, metals stocks got a boost from expected merger and acquisition activity, despite the overall sharp decline in many commodity prices.

      In the financials sector, stock selection was the primary detractor to performance. The portfolio had less exposure to brokerage firms and investment management companies than the Russell Index, which ended up negatively impacting the Fund's performance. Many of these stocks advanced sharply on earnings growth that continued to exceed expectations.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We sold selected stocks in the Fund's portfolio when valuations approached our target levels, taking some profits as a result. We added judiciously to large-cap companies in the information technology and health care sectors, focusing on stocks where we think valuations are reasonable relative to our expectations for their growth rates.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 9

QUESTIONS & ANSWERS

      In the telecommunication services sector, we continued to see a promising combination of powerful trends, high free cash flow yields and high growth rates for telecommunication stocks. We fine-tuned the Fund's telecommunication services positioning during the six-month period, reducing its Sprint Nextel position and adding to companies that are executing better growth.

Q:    How do you plan to manage the Fund in coming months?

A: We currently see corporate profit margins at record levels, while at the same time, there are signs of slower global economic growth. In addition, continued high energy prices, increased borrowing costs and a weaker U.S. housing market could lead consumers to reduce their spending. All of these suggest that corporate profit growth is likely to decelerate.

      Given this scenario, we are maintaining an emphasis on stable growth companies, those whose earnings growths are less dependent on the economy. Also, among companies whose earnings are tied to the economy, we are looking for situations where the cyclical nature of those earnings has already been discounted in the stock price. We continue to emphasize larger-cap stocks that still appear inexpensive relative to mid- and small-cap stocks based on the historical relationships between these groups.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.


------------------------------------------------------------------------------

10 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 11

                                   BEGINNING        ENDING         EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                  AUG. 1, 2006   JAN. 31, 2007   THE PERIOD(a)   EXPENSE RATIO
Class A
   Actual(b)                         $1,000        $1,146.40        $ 5.90           1.09%
   Hypothetical
   (5% return before expenses)       $1,000        $1,019.71        $ 5.55           1.09%

Class B
   Actual(b)                         $1,000        $1,141.30        $10.09           1.87%
   Hypothetical
   (5% return before expenses)       $1,000        $1,015.78        $ 9.50           1.87%

Class C
   Actual(b)                         $1,000        $1,140.20        $10.03           1.86%
   Hypothetical
   (5% return before expenses)       $1,000        $1,015.83        $ 9.45           1.86%

Class I
   Actual(b)                         $1,000        $1,146.10        $ 3.30           0.61%
   Hypothetical
   (5% return before expenses)       $1,000        $1,022.13        $ 3.11           0.61%

Class R2
   Actual(c)                            N/A              N/A           N/A            N/A
   Hypothetical
   (5% return before expenses)       $1,000        $1,017.90        $ 7.37           1.45%

Class R3
   Actual(c)                            N/A              N/A           N/A            N/A
   Hypothetical
   (5% return before expenses)       $1,000        $1,019.31        $ 5.96           1.17%

Class R4
   Actual(b)                         $1,000        $1,144.80        $ 4.70(d)         .87%
   Hypothetical
   (5% return before expenses)       $1,000        $1,020.82        $ 4.43(d)         .87%


------------------------------------------------------------------------------

12 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

                                   BEGINNING        ENDING         EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                  AUG. 1, 2006   JAN. 31, 2007   THE PERIOD(a)   EXPENSE RATIO
Class R5
   Actual(c)                           N/A              N/A           N/A             N/A
   Hypothetical
   (5% return before expenses)      $1,000        $1,021.68         $3.57             .70%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Jan. 31, 2007:
      +14.64% for Class A, +14.13% for Class B, +14.02% for Class C, +14.61%
      for Class I and +14.48% for Class R4.

(c) The actual values and expenses paid are not presented because Class R2, Class R3 and Class R5 do not have a full six months of history. The inception date of Class R2, Class R3 and Class R5 is Dec. 11, 2006.

(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.90% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes were effective Dec. 11, 2006. If these changes had been in place for the six-month period ended
      Jan. 31, 2007, the actual expenses paid for Class R4 would have been $4.87 and the hypothetical expenses paid for Class R4 would have been $4.58.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 13

INVESTMENTS IN SECURITIES

JAN. 31, 2007 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.1%)

ISSUER                                          SHARES                VALUE(a)
AEROSPACE & DEFENSE (3.4%)
Boeing                                          879,536         $   78,771,243
DRS Technologies                                 54,127              2,998,636
General Dynamics                                 98,330              7,684,490
Goodrich                                        375,576             18,410,736
Honeywell Intl                                1,366,877             62,452,610
L-3 Communications Holdings                     131,401             10,819,558
Lockheed Martin                                 259,968             25,266,290
Northrop Grumman                                248,534             17,631,002
United Technologies                             358,945             24,415,439
                                                                --------------
Total                                                              248,450,004
------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
United Parcel Service Cl B                       58,292(h)           4,213,346
------------------------------------------------------------------------------

AIRLINES (--%)
UAL                                              54,297(b)           2,345,630
------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                           32,191(b)             794,796
Johnson Controls                                 35,506              3,282,885
                                                                --------------
Total                                                                4,077,681
------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                      341,503(e)           2,776,419
General Motors                                  102,688              3,372,274
                                                                --------------
Total                                                                6,148,693
------------------------------------------------------------------------------

BEVERAGES (1.7%)
Anheuser-Busch Companies                        312,676             15,937,096
Brown-Forman Cl B                                14,457                948,235
Coca-Cola                                       754,900             36,144,612
Coca-Cola Enterprises                            50,053              1,027,088
Constellation Brands Cl A                       180,973(b)           4,477,272
Molson Coors Brewing Cl B                         8,291                669,913
Pepsi Bottling Group                             24,670                780,312
PepsiCo                                         957,478             62,465,864
                                                                --------------
Total                                                              122,450,392
------------------------------------------------------------------------------

BIOTECHNOLOGY (2.3%)
Amgen                                           895,050(b)          62,984,669
Biogen Idec                                     503,007(b)          24,315,358
Genentech                                       783,203(b,e)        68,428,446

COMMON STOCKS (CONTINUED)

ISSUER                                          SHARES                VALUE(a)
BIOTECHNOLOGY (CONT.)
Gilead Sciences                                  98,515(b)      $    6,336,485
MedImmune                                        55,509(b)           1,923,942
                                                                --------------
Total                                                              163,988,900
------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                           232,700(e)           7,444,073
------------------------------------------------------------------------------

CAPITAL MARKETS (3.1%)
Bank of New York                                279,674             11,189,757
Bear Stearns Companies                           21,855              3,602,797
Charles Schwab                                  145,880              2,760,050
Franklin Resources                              181,453             21,612,867
Goldman Sachs Group                              78,378             16,628,676
KKR Private Equity Investors LP Unit          1,197,234(g)          27,955,414
Lehman Brothers Holdings                        452,026             37,174,618
Merrill Lynch & Co                              439,236             41,094,920
Morgan Stanley                                  522,774             43,280,459
State Street                                    258,244             18,348,236
                                                                --------------
Total                                                              223,647,794
------------------------------------------------------------------------------

CHEMICALS (0.9%)
Air Products & Chemicals                         40,003              2,986,624
Ashland                                          67,342              4,683,636
Dow Chemical                                    555,672             23,082,614
Eastman Chemical                                110,476              6,469,474
Ecolab                                           32,435              1,423,897
EI du Pont de Nemours & Co                      285,623             14,155,475
Hercules                                         20,576(b)             403,495
Intl Flavors & Fragrances                        14,322                694,331
Monsanto                                         98,548              5,429,009
PPG Inds                                         29,988              1,987,905
Praxair                                          58,525              3,690,587
Rohm & Haas                                      26,063              1,356,840
Sigma-Aldrich                                    24,289                921,768
                                                                --------------
Total                                                               67,285,655
------------------------------------------------------------------------------

COMMERCIAL BANKS (2.5%)
BB&T                                             97,503              4,120,477
Comerica                                         29,450              1,746,385
Commerce Bancorp                                 34,149              1,153,553

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

ISSUER                                          SHARES                VALUE(a)
COMMERCIAL BANKS (CONT.)
Compass Bancshares                               23,492         $    1,430,663
Fifth Third Bancorp                             160,849(e)           6,417,875
First Horizon Natl                               22,504                981,174
Huntington Bancshares                            43,681              1,016,894
M&T Bank                                         14,107              1,711,320
Natl City                                       109,816              4,156,536
PNC Financial Services Group                    207,820(e)          15,330,881
Regions Financial                               132,123              4,790,780
SunTrust Banks                                   66,234              5,504,045
US Bancorp                                      852,646             30,354,198
Wachovia                                        808,391             45,674,092
Wells Fargo & Co                              1,528,590             54,906,952
Zions Bancorporation                             19,367              1,642,709
                                                                --------------
Total                                                              180,938,534
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Allied Waste Inds                                46,048(b)             588,954
Avery Dennison                                   34,699              2,372,024
Cintas                                           24,986              1,028,174
Robert Half Intl                                 31,102              1,265,851
Waste Management                                 98,129              3,726,939
                                                                --------------
Total                                                                8,981,942
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (4.2%)
ADTRAN                                          127,819              2,832,469
Alcatel-Lucent                                   44,493(c)             573,410
Alcatel-Lucent ADR                            1,478,378(c)          19,218,914
Cisco Systems                                 4,255,887(b)         113,164,034
Corning                                          95,096(b)           1,981,801
JDS Uniphase                                    602,634(b)          10,714,833
Juniper Networks                                 92,046(b)           1,667,874
Motorola                                        542,890             10,776,367
Nokia ADR                                     3,154,916(c)          69,723,644
QUALCOMM                                      1,578,508             59,446,611
Tellabs                                       1,526,067(b)          15,367,495
                                                                --------------
Total                                                              305,467,452
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.5%)
Apple                                           376,800(b)          32,303,064
Dell                                            396,000(b)           9,603,000
EMC                                             429,475(b)           6,008,355
Hewlett-Packard                               1,723,899             74,610,349
Intl Business Machines                          604,543             59,940,438
                                                                --------------
Total                                                              182,465,206
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                 17,519         $    1,784,135
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                          SHARES                VALUE(a)
CONSUMER FINANCE (0.8%)
American Express                                389,286         $   22,664,231
Capital One Financial                           377,293             30,334,357
SLM                                              74,445              3,421,492
                                                                --------------
Total                                                               56,420,080
------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Ball                                             18,919                876,328
Bemis                                            19,034                645,443
Pactiv                                           25,052(b)             812,687
Sealed Air                                       14,719                969,982
Temple-Inland                                   131,128              6,548,532
                                                                --------------
Total                                                                9,852,972
------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                    31,102              1,477,967
------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                25,605(b)           1,111,257
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.1%)
Bank of America                               2,516,006            132,291,596
Chicago Mercantile Exchange Holdings Cl A         6,458              3,637,791
CIT Group                                        36,100              2,128,456
Citigroup                                     2,495,388            137,570,741
Consumer Discretionary
   Select Sector SPDR Fund                       56,022(e)           2,210,628
Financial Select Sector SPDR Fund               180,829(e)           6,705,139
iShares Dow Jones
   US Healthcare Sector Index Fund                    1                     68
JPMorgan Chase & Co                           1,492,645             76,020,410
Materials Select Sector SPDR Trust               50,257              1,831,365
Moody's                                          42,991              3,076,436
                                                                --------------
Total                                                              365,472,630
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.0%)
AT&T                                          3,840,658            144,523,960
Chunghwa Telecom ADR                            170,305(c)           3,527,017
Citizens Communications                         203,228              2,979,322
COLT Telecom Group                            1,482,097(b,c)         4,681,076
Embarq                                          460,164             25,543,704
France Telecom                                  375,224(c)          10,429,068
Qwest Communications Intl                     4,739,086(b)          38,623,551

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 15

ISSUER                                          SHARES                VALUE(a)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
Verizon Communications                        1,107,725         $   42,669,566
Windstream                                      878,012             13,064,819
                                                                --------------
Total                                                              286,042,083
------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.5%)
Allegheny Energy                                 29,870(b)           1,389,552
American Electric Power                          71,500              3,112,395
Duke Energy                                     227,399              4,477,486
Edison Intl                                      59,130              2,659,667
Entergy                                         223,984             20,796,914
Exelon                                          470,176             28,205,859
FirstEnergy                                      59,860              3,551,494
FPL Group                                       147,075              8,331,799
Pinnacle West Capital                            18,054                880,855
PPL                                             243,159              8,656,460
Progress Energy                                  45,978              2,185,794
Southern                                        574,542             20,988,020
                                                                --------------
Total                                                              105,236,295
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Cooper Inds Cl A                                 16,124              1,473,572
Emerson Electric                                301,237             13,546,629
Rockwell Automation                              30,268              1,852,704
                                                                --------------
Total                                                               16,872,905
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (--%)
Tektronix                                        15,241                430,863
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
Baker Hughes                                     93,721              6,469,561
BJ Services                                     237,393              6,566,290
Cameron Intl                                     94,772(b)           4,975,530
Halliburton                                     151,636              4,479,327
Natl Oilwell Varco                               74,544(b)           4,520,348
Noble                                            65,057              4,876,022
Pride Intl                                      140,314(b)           4,042,446
Transocean                                       33,106(b)           2,561,411
Weatherford Intl                                291,692(b)          11,778,524
                                                                --------------
Total                                                               50,269,459
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
Costco Wholesale                                149,784              8,414,865
CVS                                             606,878             20,421,445
Safeway                                         477,827             17,216,107
SYSCO                                           112,330              3,881,002

COMMON STOCKS (CONTINUED)

ISSUER                                          SHARES                VALUE(a)
FOOD & STAPLES RETAILING (CONT.)
Wal-Mart Stores                                 716,076         $   34,149,663
Whole Foods Market                               25,641              1,107,435
                                                                --------------
Total                                                               85,190,517
------------------------------------------------------------------------------

FOOD PRODUCTS (0.9%)
Archer-Daniels-Midland                          119,085              3,810,720
Campbell Soup                                   167,738              6,454,558
ConAgra Foods                                    92,773              2,385,194
Dean Foods                                       24,572(b)           1,087,311
General Mills                                   240,391             13,759,981
Hershey                                          32,231              1,645,070
HJ Heinz                                         60,200              2,836,624
Kellogg                                         523,436             25,789,692
Kraft Foods Cl A                                 78,569(e)           2,743,629
McCormick & Co                                   23,943                934,735
Sara Lee                                        138,047              2,367,506
WM Wrigley Jr                                    39,818              2,051,423
                                                                --------------
Total                                                               65,866,443
------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                             8,082                367,731
ONEOK                                           165,281              7,092,208
Peoples Energy                                    6,982                304,066
Questar                                          15,554              1,262,985
                                                                --------------
Total                                                                9,026,990
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Bausch & Lomb                                    50,886              2,833,332
Boston Scientific                             3,044,991(b)          56,180,085
Cooper Companies                                 75,386              3,595,912
Medtronic                                       628,128             33,573,442
St. Jude Medical                                 93,678(b,h)         4,005,671
Stryker                                         142,427              8,821,928
Zimmer Holdings                                 120,840(b)          10,177,145
                                                                --------------
Total                                                              119,187,515
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.6%)
Aetna                                           331,883             13,992,187
Cardinal Health                                 749,915             53,558,928
Caremark Rx                                     315,990             19,357,547
CIGNA                                            59,502              7,878,065
Coventry Health Care                             29,093(b)           1,499,744
Express Scripts                                  24,896(b)           1,730,770
Health Management Associates Cl A                43,993                855,664
Humana                                          243,891(b)          13,535,951

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

ISSUER                                          SHARES                VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Laboratory Corp of America Holdings              22,627(b)      $    1,661,727
Manor Care                                       13,314                708,837
McKesson                                        476,985             26,591,914
Patterson Companies                              25,114(b)             944,538
Quest Diagnostics                                29,597              1,553,251
Tenet Healthcare                                 86,292(b)             609,222
UnitedHealth Group                              810,161             42,339,014
                                                                --------------
Total                                                              186,817,359
------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                       36,418              1,051,023
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
Applebee's Intl                                 321,495              8,114,534
Carnival Unit                                   102,759              5,298,254
Chipotle Mexican Grill Cl A                       4,498(b)             267,271
Chipotle Mexican Grill Cl B                       7,413(b)             410,235
Harrah's Entertainment                          191,267             16,158,236
Intl Game Technology                             29,017              1,261,079
Marriott Intl Cl A                              361,890             17,421,384
McDonald's                                      268,853             11,923,631
Orient-Express Hotels Series A                   35,378(c)           1,685,762
Pinnacle Entertainment                          437,009(b)          15,089,921
Starbucks                                        61,764(b)           2,158,034
Yum! Brands                                      15,312                918,873
                                                                --------------
Total                                                               80,707,214
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
DR Horton                                       408,196             11,862,176
Fortune Brands                                   27,384              2,292,588
Harman Intl Inds                                 11,832              1,118,952
Hovnanian Enterprises Cl A                      149,206(b)           4,967,068
Leggett & Platt                                  32,799                795,048
Lennar Cl A                                      94,325              5,129,394
Meritage Homes                                   40,410(b)           1,796,225
Newell Rubbermaid                                50,287              1,485,478
NVR                                               3,440(b)           2,382,269
Snap-On                                          10,540                508,133
Standard-Pacific                                 89,637              2,459,639
Stanley Works                                    14,806                847,792
WCI Communities                                  75,894(b,e)         1,643,105
Whirlpool                                        14,201              1,298,397
                                                                --------------
Total                                                               38,586,264
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                          SHARES                VALUE(a)
HOUSEHOLD PRODUCTS (2.4%)
Clorox                                           27,451         $    1,795,844
Colgate-Palmolive                               713,504             48,732,323
Kimberly-Clark                                   83,215              5,775,121
Procter & Gamble                              1,522,801             98,784,101
Spectrum Brands                               1,581,145(b,e,k)      19,131,855
                                                                --------------
Total                                                              174,219,244
------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
AES                                             120,038(b)           2,495,590
Constellation Energy Group                       32,605              2,365,493
Dynegy Cl A                                      68,036(b)             479,654
TXU                                              83,732              4,528,226
                                                                --------------
Total                                                                9,868,963
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.6%)
3M                                              215,058             15,978,809
General Electric                              4,405,374            158,813,733
Tyco Intl                                       510,523(c)          16,275,473
                                                                --------------
Total                                                              191,068,015
------------------------------------------------------------------------------

INSURANCE (4.7%)
ACE                                             729,396(c)          42,144,501
AFLAC                                           480,110             22,858,037
Allied World Assurance Holdings                  90,079(c)           3,837,365
American Intl Group                           1,996,263            136,644,203
Aon                                             214,399              7,688,348
Arch Capital Group                               76,277(b,c)         4,926,731
Aspen Insurance Holdings                        163,392(c)           4,186,103
Chubb                                           148,058              7,704,938
Endurance Specialty Holdings                     68,698(c)           2,335,732
Hartford Financial Services Group               458,249             43,492,413
Max Re Capital                                  385,210(c)           9,245,040
MetLife                                          99,471              6,179,139
Prudential Financial                            493,891             44,020,505
XL Capital Cl A                                  74,735(c)           5,156,715
                                                                --------------
Total                                                              340,419,770
------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Amazon.com                                       38,500(b)           1,450,295
IAC/InterActiveCorp                              31,284(b)           1,201,306
Liberty Media - Interactive Cl A                313,581(b,d)         7,641,969
                                                                --------------
Total                                                               10,293,570
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 17

ISSUER                                          SHARES                VALUE(a)
INTERNET SOFTWARE & SERVICES (2.6%)
eBay                                          2,024,478(b,i)    $   65,572,842
Google Cl A                                     219,171(b)         109,870,422
VeriSign                                        214,193(b)           5,119,213
Yahoo!                                          172,996(b)           4,897,517
                                                                --------------
Total                                                              185,459,994
------------------------------------------------------------------------------

IT SERVICES (1.4%)
Affiliated Computer Services Cl A               195,022(b)           9,554,128
Automatic Data Processing                       318,868             15,216,381
Cognizant Technology Solutions Cl A              43,130(b)           3,678,558
Electronic Data Systems                       1,065,140             28,023,833
Fidelity Natl Information Services               29,502              1,254,425
First Data                                    1,541,213             38,314,556
Ness Technologies                               102,490(b,c)         1,374,391
Paychex                                          63,841              2,554,278
Satyam Computer Services ADR                     96,700(c)           2,251,176
Unisys                                           63,234(b)             545,077
Western Union                                    41,527                927,713
                                                                --------------
Total                                                              103,694,516
------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (--%)
Eastman Kodak                                    52,167              1,349,039
------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
PerkinElmer                                     232,523              5,550,324
Thermo Fisher Scientific                         90,852(b)           4,347,268
                                                                --------------
Total                                                                9,897,592
------------------------------------------------------------------------------

MACHINERY (1.1%)
Caterpillar                                     379,900             24,340,194
Danaher                                          42,857              3,173,989
Deere & Co                                      148,498             14,891,380
Dover                                            37,267              1,848,443
Flowserve                                       249,648(b)          13,248,819
Illinois Tool Works                              56,449              2,878,335
Ingersoll-Rand Cl A                              65,214(c)           2,796,376
ITT                                              68,017              4,057,214
Navistar Intl                                    11,552(b)             511,060
Parker Hannifin                                 130,107             10,767,655
                                                                --------------
Total                                                               78,513,465
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                          SHARES                VALUE(a)
MEDIA (8.7%)
CBS Cl B                                            717         $       22,349
Charter Communications Cl A                   2,386,787(b)           8,353,755
Clear Channel Communications                     80,807              2,934,910
Comcast Cl A                                  1,139,889(b)          50,519,881
Comcast Special Cl A                            302,700(b)          13,155,342
EchoStar Communications Cl A                     88,348(b)           3,563,958
Idearc                                           12,741(b)             413,063
Liberty Global Cl A                             917,773(b)          27,588,256
Liberty Global Series C                         426,754(b)          12,047,265
Liberty Media - Capital Series A                 35,278(b,d)         3,608,939
News Corp Cl A                                3,599,927             83,698,304
NTL                                           8,992,649(i)         245,049,686
RH Donnelley                                    118,756              7,906,774
Time Warner                                   1,734,435             37,932,093
Viacom Cl B                                     687,302(b)          27,952,572
Vivendi                                       1,189,391(c)          49,072,758
Walt Disney                                     471,878             16,595,949
WorldSpace Cl A                                 280,278(b,e)         1,045,437
XM Satellite Radio Holdings Cl A              2,274,455(b)          32,320,006
                                                                --------------
Total                                                              623,781,297
------------------------------------------------------------------------------

METALS & MINING (0.8%)
Alcan                                            39,418(c)           2,010,318
Alcoa                                           363,434             11,738,918
Allegheny Technologies                           18,263              1,890,038
Coeur d'Alene Mines                           2,794,850(b)          12,241,443
Freeport-McMoRan Copper & Gold Cl B              35,669              2,051,324
Newmont Mining                                  432,678             19,513,778
Nucor                                            55,976              3,612,691
Phelps Dodge                                     37,033              4,577,279
                                                                --------------
Total                                                               57,635,789
------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Dollar General                                   36,257                614,194
Family Dollar Stores                            101,102(h)           3,275,705
Federated Department Stores                     279,611             11,601,060
JC Penney                                       118,485              9,625,721
Target                                          555,649             34,094,623
                                                                --------------
Total                                                               59,211,303
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

ISSUER                                            SHARES              VALUE(a)
MULTI-UTILITIES (0.7%)
Ameren                                             37,361       $    1,984,243
CenterPoint Energy                                 56,581              976,588
CMS Energy                                         40,214(b)           671,172
Consolidated Edison                                44,728            2,159,468
Dominion Resources                                291,820           24,209,387
DTE Energy                                         32,260            1,495,896
KeySpan                                            31,764            1,295,971
NiSource                                           49,508            1,178,290
PG&E                                               63,168            2,948,682
Public Service Enterprise Group                    45,683            3,062,131
Sempra Energy                                      47,405            2,720,099
TECO Energy                                        37,911              642,971
Xcel Energy                                       330,587            7,712,595
                                                                --------------
Total                                                               51,057,493
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.3%)
Anadarko Petroleum                                149,719            6,550,206
BP ADR                                            105,375(c)         6,692,366
Chesapeake Energy                                 208,416            6,171,198
Chevron                                         1,249,022           91,028,723
ConocoPhillips                                  1,011,521           67,175,110
CONSOL Energy                                      34,333            1,182,085
Devon Energy                                      106,762            7,482,949
El Paso                                           118,603            1,840,719
Exxon Mobil                                     3,354,199          248,546,145
Kinder Morgan                                      19,281            2,043,786
Occidental Petroleum                              234,078           10,851,856
Peabody Energy                                     47,931            1,957,023
Royal Dutch Shell ADR                              55,837(c)         3,810,875
Ship Finance Intl                                 147,475(c)         3,499,582
Spectra Energy                                    113,600(b)         2,967,232
Sunoco                                             92,881            5,863,578
Total                                             413,405(c)        28,094,345
Valero Energy                                     384,675           20,880,159
Williams Companies                                105,605            2,850,279
XTO Energy                                        116,807            5,895,249
                                                                --------------
Total                                                              525,383,465
------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Bowater                                           131,423(e)         3,597,048
Intl Paper                                        313,686           10,571,218
MeadWestvaco                                       32,892              991,365
Weyerhaeuser                                      205,819           15,436,425
                                                                --------------
Total                                                               30,596,056
------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                            SHARES              VALUE(a)
PERSONAL PRODUCTS (0.1%)
Avon Products                                      81,302       $    2,795,976
Estee Lauder Companies Cl A                        23,462            1,114,445
                                                                --------------
Total                                                                3,910,421
------------------------------------------------------------------------------

PHARMACEUTICALS (6.7%)
AstraZeneca                                       814,070(c)        45,578,301
Bristol-Myers Squibb                            2,102,362           60,527,002
Eli Lilly & Co                                    787,636           42,626,860
GlaxoSmithKline ADR                                82,189(c)         4,448,891
Johnson & Johnson                                 709,992           47,427,466
Merck & Co                                      2,136,629           95,614,148
Novartis ADR                                       79,969(c)         4,613,412
Pfizer                                          5,214,953          136,840,366
Roche Holding                                       4,990(c)           939,899
Schering-Plough                                 1,223,839(h)        30,595,975
Teva Pharmaceutical Inds ADR                      134,147(c)         4,708,560
Watson Pharmaceuticals                            247,188(b)         6,728,457
Wyeth                                             134,302            6,635,862
                                                                --------------
Total                                                              487,285,199
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.6%)
Apartment Investment & Management Cl A            104,266            6,530,180
Archstone-Smith Trust                              38,897            2,458,679
Boston Properties                                  20,750            2,616,368
Equity Office Properties Trust                    232,553(e)        12,918,318
Equity Residential                                 52,823            2,972,878
HomeBanc                                          666,464            2,205,996
Kimco Realty                                       39,321            1,950,322
Plum Creek Timber                                  32,536            1,309,574
ProLogis                                           44,502            2,892,630
Public Storage                                     22,016            2,394,460
Vornado Realty Trust                               23,393            2,862,134
                                                                --------------
Total                                                               41,111,539
------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis Group Cl A                        33,295(b)         1,252,225
------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Avis Budget Group                                   5,413              137,815
CSX                                                96,610            3,554,282

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 19

ISSUER                                            SHARES              VALUE(a)
ROAD & RAIL (CONT.)
Norfolk Southern                                   74,375       $    3,692,719
                                                                --------------
Total                                                                7,384,816
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Agere Systems                                     258,800(b)         5,212,232
Atmel                                           1,982,236(b)        11,853,772
Broadcom Cl A                                      66,807(b)         2,132,479
Cypress Semiconductor                             394,845(b)         7,284,890
Intel                                           1,263,717           26,487,509
Linear Technology                                  71,941            2,226,574
LSI Logic                                         620,441(b)         5,832,145
Maxim Integrated Products                          79,161            2,438,159
PMC-Sierra                                        142,983(b)           900,793
Spansion Cl A                                     870,694(b)        11,171,004
Texas Instruments                                 271,368            8,463,968
United Microelectronics ADR                       465,844(c)         1,653,746
Verigy                                              8,665(b,c)         158,829
Xilinx                                             66,491            1,615,731
                                                                --------------
Total                                                               87,431,831
------------------------------------------------------------------------------

SOFTWARE (3.1%)
Adobe Systems                                     164,294(b)         6,386,108
Business Objects ADR                               66,825(b,c)       2,515,293
Cadence Design Systems                            460,014(b)         8,694,265
Citrix Systems                                     97,459(b)         3,086,527
Compuware                                         627,503(b)         5,628,702
Electronic Arts                                    94,889(b)         4,744,450
Hyperion Solutions                                 14,258(b)           601,973
McAfee                                            205,568(b)         6,014,920
Microsoft                                       4,512,728          139,262,785
Nuance Communications                              97,484(b)         1,123,016
Oracle                                            627,745(b)        10,772,103
Symantec                                        1,383,177(b)        24,496,064
TIBCO Software                                    810,720(b)         7,523,482
                                                                --------------
Total                                                              220,849,688
------------------------------------------------------------------------------

SPECIALTY RETAIL (1.0%)
AutoNation                                         27,841(b)           625,030
AutoZone                                            9,577(b)         1,203,159
Bed Bath & Beyond                                  96,033(b)         4,051,632
Circuit City Stores                                77,633            1,584,490
Home Depot                                        514,871           20,975,844
Limited Brands                                    301,435            8,422,094

COMMON STOCKS (CONTINUED)

ISSUER                                           SHARES               VALUE(a)
SPECIALTY RETAIL (CONT.)
Lowe's Companies                                  421,634       $   14,213,281
Office Depot                                       51,828(b)         1,937,849
OfficeMax                                          13,576              655,585
RadioShack                                         24,639              544,522
Sherwin-Williams                                   20,458            1,413,648
Staples                                           131,897            3,392,391
Tiffany & Co                                       44,773            1,757,788
TJX Companies                                     302,038            8,931,264
                                                                --------------
Total                                                               69,708,577
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jones Apparel Group                                20,642              705,131
Liz Claiborne                                      18,877              838,139
Nike Cl B                                          34,776            3,436,216
VF                                                 16,110            1,222,266
                                                                --------------
Total                                                                6,201,752
------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.8%)
Countrywide Financial                           1,686,008           73,307,627
Fannie Mae                                        496,720           28,079,582
Freddie Mac                                       411,276           26,704,151
Washington Mutual                                  91,710            4,089,349
                                                                --------------
Total                                                              132,180,709
------------------------------------------------------------------------------

TOBACCO (2.0%)
Altria Group                                    1,473,729          128,789,177
Imperial Tobacco Group ADR                        119,941(c)         9,765,596
Reynolds American                                  31,131            2,007,950
UST                                                29,207            1,677,650
                                                                --------------
Total                                                              142,240,373
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.1%)
ALLTEL                                          1,469,597           90,071,600
Hutchison Telecommunications Intl               7,246,505(b,c)      17,448,263
Orascom Telecom Holding GDR                       270,606(c)        18,671,814
Sprint Nextel                                   2,791,935           49,780,201
Vodafone Group                                 33,302,002(c)        97,451,008
Vodafone Group ADR                                673,572(c,e)      19,796,281
                                                                --------------
Total                                                              293,219,167
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $6,039,521,857)                                          $6,954,535,141
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

20 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

OPTIONS PURCHASED (0.3%)

ISSUER                        CONTRACTS    EXERCISE   EXPIRATION      VALUE(a)
                                             PRICE       DATE
CALLS
ALLTEL                            3,510   $   65.00   April 2007   $   500,175
eBay                              1,583       30.00    Feb. 2007       403,665
NTL                              22,253       27.50    June 2007     4,951,293
NTL                               7,417       27.50    Jan. 2008     2,633,035

PUTS
Mini Nasdaq 100 Index             8,364      177.50    June 2007     4,558,380
Nasdaq 100 Trust Series 1        56,972       44.00    June 2007     8,830,660
S&P 500 Index                     1,195    1,350.00   March 2007       328,625
------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $24,617,060)                                                $22,205,833
------------------------------------------------------------------------------

MONEY MARKET FUND (3.7%)(f)

                                                  SHARES              VALUE(a)
RiverSource Short-Term Cash Fund               265,279,377(j)   $  265,279,377
------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $265,279,377)                                            $  265,279,377
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $6,329,418,294)(l)                                       $7,242,020,351
==============================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2007, the value of foreign securities represented 7.3% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At Jan. 31, 2007, security was partially or fully on loan. See Note 7 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.6% of net assets. See
      Note 7 to the financial statements. 3.1% of net assets is the Fund's cash equivalent position.

(g)   Identifies issues considered to be illiquid as to their marketability
      (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Jan. 31, 2007, is as follows:

                                             ACQUISITION
      SECURITY                                  DATES                    COST
      -----------------------------------------------------------------------
      KKR Private Equity Investors
         LP Unit                        05-01-06 thru 12-14-06    $27,154,374

(h) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

      TYPE OF SECURITY                                              CONTRACTS
      -----------------------------------------------------------------------
      PURCHASE CONTRACTS
      S&P 500 Index, March 2007                                           115


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 21

NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)

(i) At Jan. 31, 2007, securities valued at $93,068,258 were held to cover open call options written as follows (see Note 8 to the financial statements):

                                          EXERCISE   EXPIRATION
      ISSUER                  CONTRACTS     PRICE       DATE         VALUE(a)
      -----------------------------------------------------------------------
      eBay                       3,772    $  32.50    Feb. 2007   $   264,040
      NTL                       22,253       30.00    June 2007     2,670,360
      NTL                        7,417       30.00    Jan. 2008     1,705,910
      -----------------------------------------------------------------------
      Total value                                                 $ 4,640,310
      -----------------------------------------------------------------------

(j) Affiliated Money Market Fund -- See Note 10 to the financial statements.

(k) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Jan. 31, 2007 are as follows:

                          BEGINNING     PURCHASE       SALES         ENDING     DIVIDEND
      ISSUER                 COST         COST          COST          COST       INCOME       VALUE(a)
      ------------------------------------------------------------------------------------------------
      Spectrum Brands*   $48,346,165   $2,336,282   $27,888,617   $22,793,830   $  --      $19,131,855
      ------------------------------------------------------------------------------------------------
      Total              $48,346,165   $2,336,282   $27,888,617   $22,793,830   $  --      $19,131,855
      ------------------------------------------------------------------------------------------------

      * Issuer was not an affiliate for the entire period ended Jan. 31, 2007.

(l) At Jan. 31, 2007, the cost of securities for federal income tax purposes was approximately $6,329,418,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $ 948,960,000
      Unrealized depreciation                                    (36,358,000)
      -----------------------------------------------------------------------
      Net unrealized appreciation                              $ 912,602,000
      -----------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

22 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JAN. 31, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $6,041,345,087)                               $  6,957,609,119
   Affiliated money market fund (identified cost $265,279,377) (Note 10)                     265,279,377
   Other affiliated issuers (identified cost $22,793,830)                                     19,131,855
--------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $6,329,418,294)                           7,242,020,351
Foreign currency holdings (identified cost $1,276,116) (Note 1)                                1,282,328
Capital shares receivable                                                                         91,419
Dividends and accrued interest receivable                                                      8,693,499
Receivable for investment securities sold                                                     82,960,279
Unrealized appreciation on swap transactions, at value (Note 9)                                  722,314
--------------------------------------------------------------------------------------------------------
Total assets                                                                               7,335,770,190
--------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                                 50,899
Capital shares payable                                                                           732,919
Payable for investment securities purchased                                                   47,985,415
Payable upon return of securities loaned (Note 7)                                             46,412,700
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                        664
Accrued investment management services fee                                                       106,792
Accrued distribution fee                                                                          69,405
Accrued transfer agency fee                                                                       35,053
Accrued administrative services fee                                                                8,913
Accrued plan administration services fee                                                           3,448
Other accrued expenses                                                                           423,780
Options contracts written, at value (premiums received $2,791,774) (Note 8)                    4,640,310
--------------------------------------------------------------------------------------------------------
Total liabilities                                                                            100,470,298
--------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                      $  7,235,299,892
========================================================================================================


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 23

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                         $     12,112,379
Additional paid-in capital                                                                          6,521,982,876
Undistributed net investment income                                                                       691,394
Accumulated net realized gain (loss) (Note 13)                                                       (211,260,366)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Notes 5, 6 and 9)              911,773,609
------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                         $  7,235,299,892
==================================================================================================================
Net assets applicable to outstanding shares:                  Class A                            $  5,385,112,990
                                                              Class B                            $  1,165,402,665
                                                              Class C                            $     35,101,120
                                                              Class I                            $    117,862,913
                                                              Class R2                           $          4,960
                                                              Class R3                           $          4,963
                                                              Class R4                           $    506,731,496
                                                              Class R5                           $     25,078,785
Net asset value per share of outstanding capital stock:       Class A shares       899,634,687   $           5.99
                                                              Class B shares       198,254,250   $           5.88
                                                              Class C shares         5,964,945   $           5.88
                                                              Class I shares        19,595,791   $           6.01
                                                              Class R2 shares              822   $           6.03
                                                              Class R3 shares              822   $           6.04
                                                              Class R4 shares       83,633,482   $           6.06
                                                              Class R5 shares        4,153,053   $           6.04
------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 7)                                                $     44,899,184
------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

24 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JAN. 31, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                       $     63,326,995
Interest                                                                               1,626,748
Income distributions from affiliated money market fund (Note 10)                       6,311,274
Fee income from securities lending (Note 7)                                              113,312
   Less foreign taxes withheld                                                          (220,038)
-------------------------------------------------------------------------------------------------
Total income                                                                          71,158,291
-------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                    20,462,435
Distribution fee
   Class A                                                                             6,824,563
   Class B                                                                             5,872,724
   Class C                                                                               176,451
   Class R2                                                                                    3
   Class R3                                                                                    2
Transfer agency fee
   Class A                                                                             6,304,965
   Class B                                                                             1,496,639
   Class C                                                                                44,505
   Class R4                                                                              575,070
   Class R5                                                                                1,689
Service fee -- Class R4                                                                  314,706
Administrative services fees and expenses                                              1,703,886
Plan administration services fee
   Class R2                                                                                    2
   Class R3                                                                                    2
   Class R4                                                                              196,024
Compensation of board members                                                             82,500
Custodian fees                                                                           421,265
Printing and postage                                                                     174,850
Registration fees                                                                         35,675
Professional fees                                                                         34,858
Other                                                                                    136,545
-------------------------------------------------------------------------------------------------
Total expenses                                                                        44,859,359
   Expenses waived/reimbursed by the Investment Manager and its affiliates
     (Note 2)                                                                             (2,538)
-------------------------------------------------------------------------------------------------
                                                                                      44,856,821
   Earnings and bank fee credits on cash balances (Note 2)                              (477,104)
-------------------------------------------------------------------------------------------------
Total net expenses                                                                    44,379,717
-------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                       26,778,574
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 25

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                               $    280,210,599
   Security transactions -- other affiliated issuers (Note 3)                        (12,437,657)
   Foreign currency transactions                                                         111,811
   Futures contracts                                                                  11,723,610
   Options contracts written (Note 8)                                                 (3,850,784)
   Swap transactions                                                                     334,317
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              276,091,896
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                711,596,907
-------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                987,688,803
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $  1,014,467,377
=================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

26 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          JAN. 31, 2007
                                                                         SIX MONTHS ENDED    JULY 31, 2006
                                                                           (UNAUDITED)        YEAR ENDED
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                          $     26,778,574   $   40,904,787
Net realized gain (loss) on investments                                       276,091,896      275,180,804
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         711,596,907     (370,550,095)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             1,014,467,377      (54,464,504)
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                 (51,282,208)      (8,339,131)
      Class B                                                                  (2,970,060)              --
      Class C                                                                    (121,561)              --
      Class I                                                                  (1,522,653)        (656,302)
      Class R2                                                                        (65)             N/A
      Class R3                                                                        (66)             N/A
      Class R4                                                                 (5,679,767)          (1,124)
      Class R5                                                                   (322,641)             N/A
   Net realized gain
      Class A                                                                (125,265,857)              --
      Class B                                                                 (27,693,216)              --
      Class C                                                                    (831,229)              --
      Class I                                                                  (2,640,713)              --
      Class R2                                                                       (115)             N/A
      Class R3                                                                       (115)             N/A
      Class R4                                                                (13,607,896)              --
      Class R5                                                                   (560,037)             N/A
-----------------------------------------------------------------------------------------------------------
Total distributions                                                          (232,498,199)      (8,996,557)
-----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 27

                                                                     JAN. 31, 2007
                                                                    SIX MONTHS ENDED    JULY 31, 2006
                                                                       (UNAUDITED)       YEAR ENDED
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                          $     76,705,949   $   429,909,019
   Class B shares                                                         29,931,494        50,136,037
   Class C shares                                                          1,433,624         2,589,055
   Class I shares                                                         10,395,146        27,683,397
   Class R2 shares                                                             5,000               N/A
   Class R3 shares                                                             5,000               N/A
   Class R4 shares                                                         9,916,328        19,415,795
   Class R5 shares                                                        24,344,212               N/A
Fund merger (Note 12)
   Class A shares                                                                N/A     5,066,390,993
   Class B shares                                                                N/A     1,262,273,829
   Class C shares                                                                N/A        31,569,946
   Class I shares                                                                N/A        97,113,086
   Class R4 shares                                                               N/A     1,287,966,195
Reinvestment of distributions at net asset value
   Class A shares                                                        171,428,183         8,175,459
   Class B shares                                                         30,416,634                --
   Class C shares                                                            939,583                --
   Class I shares                                                          4,163,008           656,222
   Class R4 shares                                                        19,287,529             1,072
   Class R5 shares                                                           882,497               N/A
Payments for redemptions
   Class A shares                                                       (879,186,549)   (1,045,511,081)
   Class B shares (Note 2)                                              (186,205,018)     (597,123,506)
   Class C shares (Note 2)                                                (5,858,119)       (8,250,000)
   Class I shares                                                        (13,171,899)      (62,694,425)
   Class R4 shares                                                      (681,280,235)     (221,738,132)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (1,385,847,633)    6,348,562,961
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 (603,878,455)    6,285,101,900
Net assets at beginning of period                                      7,839,178,347     1,554,076,447
-------------------------------------------------------------------------------------------------------
Net assets at end of period                                         $  7,235,299,892   $ 7,839,178,347
=======================================================================================================
Undistributed net investment income                                 $        691,394   $    35,811,841
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

28 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to Jan. 31, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class R4 shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, offered to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At Jan. 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

At Jan. 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 2% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 29

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

As of Jan. 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Jan. 31, 2007 was $27,955,414 representing 0.39% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio


------------------------------------------------------------------------------

30 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Jan. 31, 2007, foreign currency holdings consisted of multiple denominations, primarily European monetary units.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 31

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

TOTAL RETURN EQUITY SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recoded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.


------------------------------------------------------------------------------

32 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Large Cap Equity Fund would not experience a dilution in their share of the fund's income or capital gains.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 33

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $22,717 for the period ended Jan. 31, 2007.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $67,840 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.


------------------------------------------------------------------------------

34 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y to R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, with the introduction of Class R2, Class R3 and Class R5 shares, the Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2, Class R3 and Class R5. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 35

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $3,865,781 for Class A, $1,329,901 for Class B and $4,452 for Class C for the six months ended Jan. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the six months ended Jan. 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses to 0.87% for Class R4. The transfer agency fees waived for Class R4 were $2,538. Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.90% for Class R4.

During the six months ended Jan. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $477,104 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,372,926,475 and $4,093,144,136, respectively, for the period ended Jan. 31, 2007. Realized gains and losses are determined on an identified cost basis.


------------------------------------------------------------------------------

36 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                      SIX MONTHS ENDED JAN. 31, 2007
                       CLASS A         CLASS B      CLASS C      CLASS I     CLASS R2*
--------------------------------------------------------------------------------------
Sold                  13,239,581      5,300,646      254,201    1,800,152          822
Issued for
   reinvested
   distributions      29,154,454      5,262,393      162,558      705,595           --
Redeemed            (153,291,494)   (33,171,178)  (1,041,643)  (2,294,439)          --
--------------------------------------------------------------------------------------
Net increase
   (decrease)       (110,897,459)   (22,608,139)    (624,884)     211,308          822
--------------------------------------------------------------------------------------

                                                CLASS R3*    CLASS R4**      CLASS R5*
--------------------------------------------------------------------------------------
Sold                                                 822       1,752,427     4,003,982
Issued for reinvested distributions                   --       3,241,602       149,071
Redeemed                                              --    (116,935,533)           --
--------------------------------------------------------------------------------------
Net increase (decrease)                              822    (111,941,504)    4,153,053
--------------------------------------------------------------------------------------

                                         YEAR ENDED JULY 31, 2006
                      CLASS A        CLASS B       CLASS C      CLASS I       CLASS R2
--------------------------------------------------------------------------------------
Sold                 81,619,158      9,503,444      489,203     5,125,399        N/A
Fund merger         924,673,877    234,448,180    5,852,776    17,647,385        N/A
Issued for
   reinvested
   distributions      1,513,462             --           --       120,911        N/A
Redeemed           (193,098,401)  (114,705,720)  (1,551,449)  (11,535,888)       N/A
--------------------------------------------------------------------------------------
Net increase
   (decrease)       814,708,096    129,245,904    4,790,530    11,357,807        N/A
--------------------------------------------------------------------------------------

                                                 CLASS R3     CLASS R4**     CLASS R5
--------------------------------------------------------------------------------------
Sold                                                N/A        3,501,543        N/A
Fund Merger                                         N/A      232,656,314        N/A
Issued for reinvested distributions                 N/A              196        N/A
Redeemed                                            N/A      (40,622,509)       N/A
--------------------------------------------------------------------------------------
Net increase (decrease)                             N/A      195,535,544        N/A
--------------------------------------------------------------------------------------

 * Inception date was Dec. 11, 2006.

** Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Jan. 31, 2007, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                                 CURRENCY TO      CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE                    BE DELIVERED     BE RECEIVED   APPRECIATION   DEPRECIATION
-------------------------------------------------------------------------------------------
Feb. 5, 2007                        1,330,786       2,614,064       $--            $664
                                British Pound     U.S. Dollar
-------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 37

6. STOCK INDEX FUTURES CONTRACTS

At Jan. 31, 2007, investments in securities included securities valued at $6,469,360 that were pledged as collateral to cover initial margin deposits on 115 open purchase contracts. The notional market value of the open purchase contracts at Jan. 31, 2007 was $41,486,250 with a net unrealized gain of $275,415. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Jan. 31, 2007, securities valued at $44,899,184 were on loan to brokers. For collateral, the Fund received $46,412,700 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $113,312 for the six months ended Jan. 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                SIX MONTHS ENDED JAN. 31, 2007
                                                           CALLS
------------------------------------------------------------------------------
                                                CONTRACTS           PREMIUMS
------------------------------------------------------------------------------
Balance July 31, 2006                              1,954          $ 4,297,846
Opened                                            34,324            2,868,653
Closed                                            (2,836)          (4,374,725)
------------------------------------------------------------------------------
Balance Jan. 31, 2007                             33,442          $ 2,791,774
------------------------------------------------------------------------------

See "Summary of significant accounting policies."


------------------------------------------------------------------------------

38 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

9. SWAP CONTRACTS

At Jan. 31, 2007, the Fund had the following open total return equity swap contracts:

                                                                                    UNREALIZED
                                                   TERMINATION      NOTIONAL       APPRECIATION
                                                      DATE           AMOUNT       (DEPRECIATION)
------------------------------------------------------------------------------------------------
Receive total return on a basket of large cap
industrial securities and pay a floating rate
based on 1-month LIBOR plus 0.20%.
Counterparty: Citigroup                             May 7, 2007    $12,310,554       $662,552

Receive total return on a basket of large cap
health care securities and pay a floating rate
based on 1-month LIBOR plus 0.20%.
Counterparty: Merrill Lynch                       Oct. 17, 2007     14,074,942         59,762
------------------------------------------------------------------------------------------------
Total                                                                                $722,314
------------------------------------------------------------------------------------------------

10. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

11. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept.19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the six months ended Jan. 31, 2007.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 39

12. FUND MERGER

At the close of business on March 10, 2006, RiverSource Large Cap Equity Fund acquired the assets and assumed the identified liabilities of RiverSource New Dimensions Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Large Cap Equity Fund immediately before the acquisition were $1,392,594,683 and the combined net assets immediately after the acquisition were $9,137,908,732.

The merger was accomplished by a tax-free exchange of 400,881,844 shares of RiverSource New Dimensions Fund valued at $7,745,314,049.

In exchange for the RiverSource New Dimensions Fund shares and net assets, RiverSource Large Cap Equity Fund issued the following number of shares:

                                                                      SHARES
------------------------------------------------------------------------------
Class A                                                            924,673,877
Class B                                                            234,448,180
Class C                                                              5,852,776
Class I                                                             17,647,385
Class Y                                                            232,656,314
------------------------------------------------------------------------------

RiverSource New Dimensions Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net income.

                     TOTAL           CAPITAL        UNREALIZED    ACCUMULATED NET    UNDISTRIBUTED
                   NET ASSETS         STOCK        APPRECIATION    REALIZED GAIN      NET INCOME
--------------------------------------------------------------------------------------------------
RiverSource
   New
   Dimensions
   Fund          $7,745,314,049   $7,385,408,991   $472,802,551    $(112,899,579)       $2,086

13. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $241,864,902 at July 31, 2006, that if not offset by capital gains will expire as follows:

                  2008            2009          2010            2011
              $132,187,540    $76,012,213    $19,803,207    $13,861,942


--------------------------------------------------------------------------------

40 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

RiverSource Large Cap Equity Fund acquired $33,183,702 of capital loss carry-overs in connection with the RiverSource New Dimensions Fund merger (Note 12). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 41

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


------------------------------------------------------------------------------

42 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

15. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                               2007(h)       2006        2005          2004          2003
Net asset value, beginning of period                   $   5.40      $   5.26    $   4.64      $   4.53      $   4.11
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .03           .06         .04           .01           .01
Net gains (losses) (both realized and unrealized)           .76           .12         .61           .32           .41
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .79           .18         .65           .33           .42
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.06)         (.04)       (.02)           --            --
Distributions from realized gains                          (.14)           --        (.01)         (.22)           --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.20)         (.04)       (.03)         (.22)           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   5.99      $   5.40    $   5.26      $   4.64      $   4.53
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $  5,385      $  5,461    $  1,030      $  1,248      $     83
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b),(c)       1.09%(d)      1.06%       1.11%(e)      1.20%(e)      1.25%(e)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                              .80%(d)      1.08%        .79%          .36%          .24%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                         33%          116%        128%           99%          135%
-------------------------------------------------------------------------------------------------------------------------
Total return(f)                                           14.64%(g)      3.51%      13.99%         7.19%        10.22%
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.16%, 1.23% and 1.84% for the years ended
      July 31, 2005, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 43

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                               2007(h)       2006         2005          2004          2003
Net asset value, beginning of period                   $   5.29      $   5.15     $   4.56      $   4.48      $   4.10
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 --           .02           --          (.01)         (.01)
Net gains (losses) (both realized and unrealized)           .74           .12          .60           .31           .39
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .74           .14          .60           .30           .38
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.01)           --           --            --            --
Distributions from realized gains                          (.14)           --         (.01)         (.22)           --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.15)           --         (.01)         (.22)           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   5.88      $   5.29     $   5.15      $   4.56      $   4.48
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $  1,165      $  1,169     $    472      $    572      $     36
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b),(c)       1.87%(d)      1.84%        1.88%(e)      1.95%(e)      2.01%(e)
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                              .03%(d)       .28%         .02%         (.46%)        (.52%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                         33%          116%         128%           99%          135%
--------------------------------------------------------------------------------------------------------------------------
Total return(f)                                           14.13%(g)      2.72%       13.09%         6.48%         9.27%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.93%, 1.98% and 2.60% for the years ended
      July 31, 2005, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

44 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                               2007(h)       2006         2005          2004          2003
Net asset value, beginning of period                   $   5.30      $   5.16     $   4.57      $   4.49      $   4.10
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 --           .02           --          (.01)         (.01)
Net gains (losses) (both realized and unrealized)           .74           .12          .60           .31           .40
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .74           .14          .60           .30           .39
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.02)           --           --            --            --
Distributions from realized gains                          (.14)           --         (.01)         (.22)           --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.16)           --         (.01)         (.22)           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   5.88      $   5.30     $   5.16      $   4.57      $   4.49
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $     35      $     35     $      9      $     11      $      2
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b),(c)       1.86%(d)      1.84%        1.88%(e)      1.98%(e)      2.01%(e)
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                              .03%(d)       .28%         .02%         (.43%)        (.53%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                         33%          116%         128%           99%          135%
--------------------------------------------------------------------------------------------------------------------------
Total return(f)                                           14.02%(g)      2.71%       13.06%         6.46%         9.51%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.93%, 2.01% and 2.60% for the years ended
      July 31, 2005, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 45

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                               2007(i)       2006         2005          2004(b)
Net asset value, beginning of period                   $   5.44      $   5.31     $   4.67      $   5.08
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .04           .10          .05            --
Net gains (losses) (both realized and unrealized)           .75           .12          .63          (.28)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                            .79           .22          .68          (.28)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.08)         (.09)        (.03)           --
Distributions from realized gains                          (.14)           --         (.01)         (.13)
----------------------------------------------------------------------------------------------------------------
Total distributions                                        (.22)         (.09)        (.04)         (.13)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   6.01      $   5.44     $   5.31      $   4.67
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $    118      $    105     $     43      $     14
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)        .61%(e)       .59%         .65%(f)       .71%(e),(f)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                             1.28%(e)      1.53%        1.24%          .74%(e)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                         33%          116%         128%           99%
----------------------------------------------------------------------------------------------------------------
Total return(g)                                           14.61%(h)      4.06%       14.64%        (5.65%)(h)
----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.

(e)   Adjusted to an annual basis.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.70% and 0.72% for the years ended July 31, 2005 and 2004, respectively.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.

(i)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

46 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                                         2007(b)
Net asset value, beginning of period                             $   6.08
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           --
Net gains (losses) (both realized
   and unrealized)                                                    .17
-----------------------------------------------------------------------------
Total from investment operations                                      .17
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.08)
Distributions from realized gains                                    (.14)
-----------------------------------------------------------------------------
Total distributions                                                  (.22)
-----------------------------------------------------------------------------
Net asset value, end of period                                   $   6.03
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                          $     --
-----------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c),(d)                                           1.45%(e)
-----------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                        .01%(e)
-----------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                                   33%
-----------------------------------------------------------------------------
Total return(f)                                                      2.85%(g)
-----------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 47

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                                         2007(b)
Net asset value, beginning of period                             $   6.08
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .01
Net gains (losses) (both realized
   and unrealized)                                                    .17
-----------------------------------------------------------------------------
Total from investment operations                                      .18
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.08)
Distributions from realized gains                                    (.14)
-----------------------------------------------------------------------------
Total distributions                                                  (.22)
-----------------------------------------------------------------------------
Net asset value, end of period                                   $   6.04
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                          $     --
-----------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c),(d)                                           1.17%(e)
-----------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                        .28%(e)
-----------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                                   33%
-----------------------------------------------------------------------------
Total return(f)                                                      3.03%(g)
-----------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

48 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                 2007(h)          2006          2005           2004          2003
Net asset value, beginning of period      $  5.47        $    5.28     $    4.66      $    4.54     $    4.11
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .04              .09           .04            .01           .01
Net gains (losses) (both realized
   and unrealized)                            .75              .12           .61            .34           .42
-----------------------------------------------------------------------------------------------------------------
Total from investment operations              .79              .21           .65            .35           .43
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.06)            (.02)         (.02)          (.01)           --
Distributions from realized gains            (.14)              --          (.01)          (.22)           --
-----------------------------------------------------------------------------------------------------------------
Total distributions                          (.20)            (.02)         (.03)          (.23)           --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  6.06        $    5.47     $    5.28      $    4.66     $    4.54
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $   507        $   1,069     $      --      $       8     $      --
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b),(c)                    .87%(d)          .81%          .90%(e)       1.00%(e)      1.07%(e)
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               1.01%(d)         1.41%         1.08%           .50%          .45%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           33%             116%          128%            99%          135%
-----------------------------------------------------------------------------------------------------------------
Total return(f)                             14.48%(g)         4.03%        14.06%          7.44%        10.46%
-----------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.95%, 1.03% and 1.66% for the years ended
      July 31, 2005, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 49

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                                         2007(b)
Net asset value, beginning of period                             $   6.08
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          .02
Net gains (losses) (both realized
   and unrealized)                                                    .16
-----------------------------------------------------------------------------
Total from investment operations                                      .18
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 (.08)
Distributions from realized gains                                    (.14)
-----------------------------------------------------------------------------
Total distributions                                                  (.22)
-----------------------------------------------------------------------------
Net asset value, end of period                                   $   6.04
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                          $     25
-----------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c),(d)                                            .70%(e)
-----------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                        .77%(e)
-----------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                                   33%
-----------------------------------------------------------------------------
Total return(f)                                                      3.04%(g)
-----------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

50 RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP EQUITY FUND - 2007 SEMIANNUAL REPORT 51

RIVERSOURCE(R) LARGE CAP EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                         This report must be accompanied or
                         preceded by the Fund's current
                         prospectus. RiverSource(R) mutual
                         funds are distributed by
                         RiverSource Distributors, Inc. and
                         Ameriprise Financial Services,
                         Inc., Members NASD, and managed by
                         RiverSource Investments, LLC.
RIVERSOURCE [LOGO](R)    These companies are part of
      INVESTMENTS        Ameriprise Financial, Inc.            S-6255 F (3/07)

  Semiannual Report

                                                        RIVERSOURCE [LOGO](R)
                                                              INVESTMENTS

  RIVERSOURCE(R)
  LARGE CAP VALUE FUND

  SEMIANNUAL REPORT FOR
  THE PERIOD ENDED
  JAN. 31, 2007

> RIVERSOURCE LARGE CAP VALUE
  FUND SEEKS TO PROVIDE
  SHAREHOLDERS WITH LONG-TERM
  GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers
 with Portfolio Management ..............................................    7

Fund Expenses Example ...................................................    9

Investments in Securities ...............................................   12

Financial Statements ....................................................   17

Notes to Financial Statements ...........................................   22

Proxy Voting ............................................................   42

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                              FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

FUND SNAPSHOT AT JAN. 31, 2007

FUND OVERVIEW

RiverSource Large Cap Value Fund seeks attractively valued large-cap stocks with potential for strong earnings growth. Valuation is the key driver of security selection in this fund, but growth prospects are also an important consideration. The stock selection process is research-driven and leverages the talents of an experienced team of analysts. Along with the efforts of a seasoned portfolio management team, the end result is a broadly diversified portfolio in both number of holdings and sector exposure, which helps to mitigate risk in the Fund.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Financials                         30.1%
Energy                             11.2%
Consumer Discretionary             10.6%
Industrials                         9.2%        [PIE CHART]
Information Technology              7.9%
Health Care                         7.6%
Other(1)                           23.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Telecommunication Services 6.9%, Consumer Staples 5.7%,
      Utilities 4.0%, Materials 2.9% and Cash & Cash Equivalents 3.9%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil                        4.3%
Bank of America                    3.7%
Citigroup                          3.7%
AT&T                               2.7%
American Intl Group                2.3%
Chevron                            2.1%
Pfizer                             2.1%
General Electric                   1.9%
JPMorgan Chase & Co                1.8%
ConocoPhillips                     1.8%


For further detail about these holdings, please refer to the section entitled
"Investments in Securities."


The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT JAN. 31, 2007

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
  X                   LARGE
                      MEDIUM   SIZE
                      SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                                                  YEARS IN INDUSTRY
Robert Ewing, CFA                                        18

FUND FACTS

                                TICKER SYMBOL        INCEPTION DATE
Class A                             ALVAX                6/27/02
Class B                             ALVBX                6/27/02
Class C                                --                6/27/02
Class I                             ALCIX                 3/4/04
Class R2                               --               12/11/06
Class R3                               --               12/11/06
Class R4(1)                            --                6/27/02
Class R5                               --               12/11/06

Total net assets                                  $102.1 million

Number of holdings                                           198

(1)   Effective Dec. 11, 2006, Class Y was renamed Class R4.


------------------------------------------------------------------------------

4  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                            PERFORMANCE COMPARISON
                 For the six-month period ended Jan. 31, 2007

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Large Cap Value Fund Class A (excluding sales charge)      +14.07%
Russell 1000(R) Value Index(1) (unmanaged)                             +13.43%
Lipper Large-Cap Value Funds Index(2)                                  +12.96%

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                   CLASS A           CLASS B          CLASS C        CLASS I
Total                1.21%            1.97%            1.98%          0.75%

                  CLASS R2(a)      CLASS R3(a)     CLASS R4(a)     CLASS R5(a)
Total                1.54%            1.29%            1.04%          0.79%

(a) Effective Dec. 11, 2006, Class Y was renamed Class R4. Inception date for Class R2, Class R3 and Class R5 is Dec. 11, 2006. For Class R2,
      Class R3, Class R5, expenses are based on estimated amounts for the current fiscal year.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JAN. 31, 2007

                                                                                         SINCE
Without sales charge                           6 MONTHS*       1 YEAR       3 YEARS    INCEPTION
Class A (inception 6/27/02)                     +14.07%        +17.47%      +11.39%     +10.97%
Class B (inception 6/27/02)                     +13.55%        +16.35%      +10.50%     +10.11%
Class C (inception 6/27/02)                     +13.50%        +16.30%      +10.49%     +10.11%
Class I (inception 3/4/04)                      +14.30%        +17.89%         N/A      +11.25%
Class R2 (inception 12/11/06)                      N/A            N/A          N/A       +2.66%*
Class R3 (inception 12/11/06)                      N/A            N/A          N/A       +2.67%*
Class R4** (inception 6/27/02)                  +14.07%        +17.46%      +11.50%     +11.16%
Class R5 (inception 12/11/06)                      N/A            N/A          N/A       +2.68%*
With sales charge
Class A (inception 6/27/02)                      +7.51%        +10.72%       +9.21%      +9.55%
Class B (inception 6/27/02)                      +8.69%        +11.37%       +9.39%      +9.81%
Class C (inception 6/27/02)                     +12.53%        +15.31%      +10.49%     +10.11%

AT DEC. 31, 2006

                                                                                         SINCE
Without sales charge                           6 MONTHS*       1 YEAR       3 YEARS    INCEPTION
Class A (inception 6/27/02)                     +14.41%        +19.15%      +11.42%     +10.84%
Class B (inception 6/27/02)                     +13.90%        +18.24%      +10.59%     +10.01%
Class C (inception 6/27/02)                     +14.06%        +18.19%      +10.58%     +10.01%
Class I (inception 3/4/04)                      +14.64%        +19.58%         N/A      +11.05%
Class R2 (inception 12/11/06)                      N/A            N/A          N/A       +1.39%*
Class R3 (inception 12/11/06)                      N/A            N/A          N/A       +1.40%*
Class R4** (inception 6/27/02)                  +14.62%        +19.35%      +11.66%     +11.08%
Class R5 (inception 12/11/06)                      N/A            N/A          N/A       +1.41%*
With sales charge
Class A (inception 6/27/02)                      +7.83%        +12.30%       +9.24%      +9.40%
Class B (inception 6/27/02)                      +9.03%        +13.24%       +9.49%      +9.69%
Class C (inception 6/27/02)                     +13.08%        +17.19%      +10.58%     +10.01%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 shares are available to institutional investors only.

 * Not annualized.

** Effective Dec. 11, 2006, Class Y was renamed Class R4.


------------------------------------------------------------------------------

6  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Robert Ewing discusses the Fund's results and positioning for the six-month period.

Q: How did RiverSource Large Cap Value Fund perform for the six-month period ended Jan. 31, 2007?

A: RiverSource Large Cap Value Fund's Class A shares advanced 14.07%, excluding sales charge, for the six months ended Jan. 31, 2007. The Fund's benchmark, the Russell 1000(R) Value Index (Russell Index), rose 13.43% during the period. The Fund's peer group, the Lipper Large-Cap Value Funds Index, gained 12.96% during the same time frame.

Q:    What factors most significantly affected performance for the period?

A: U.S. stocks delivered double-digit gains during the past six months, supported by continued economic growth, corporate earnings and the Federal Reserve Board's decision to hold interest rates steady after a period of short-term rate increases. A notable market shift occurred during this six-month period as large-cap growth stocks outpaced large-cap value stocks. Both stock selection and sector allocations added to the Fund's return relative to the Russell Index. The information technology and consumer discretionary sectors made the largest positive contributions to the Fund's return.

      The Fund had a larger allocation to information technology than the Russell Index and that overweight added significant value. The Fund benefited from its emphasis on larger-cap technology companies such as Microsoft, IBM, Cisco Systems and Hewlett-Packard, which demonstrated very strong earnings growth and remained at historically attractive valuations.

      Stock selection in the consumer discretionary sector was favorable and the Fund's weighting, which was larger than the Russell Index, also added value. The Fund's emphasis on media stocks was especially beneficial. Specifically, holdings of News Corp., Viacom and Vivendi performed well as investors began to recognize their strong and consistent free cash flow trends.

      THE INFORMATION TECHNOLOGY AND CONSUMER DISCRETIONARY SECTORS MADE THE LARGEST POSITIVE CONTRIBUTIONS TO THE FUND'S RETURN.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS

      Within the materials sector, the Fund's smaller-than-Russell Index position was a slight disadvantage when materials stocks outperformed during the period. While many commodity prices fell during the period, materials stocks continued to advance on strong merger and acquisition activity in the industry.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We sold selected stocks in the Fund's portfolio when valuations approached our target levels, taking some profits as a result. We reduced exposure to some financial stocks, such as mortgage lenders, on concerns of credit deterioration related to the current housing slowdown. Within the financials sector, we increased the portfolio's exposure to the insurance industry.

Q:    How do you plan to manage the Fund in the coming months?

A: In the current environment, we see corporate profit margins at record levels, signs of slower global economic growth and a weaker U.S. housing market that could lead consumers to reduce their spending. All of these suggest that corporate profit growth is likely to decelerate.

      Given such a backdrop, we prefer to own high quality companies that are attractively valued. The difference between the valuations of traditional growth stocks and traditional value stocks has become quite small. We have focused on companies whose growth tends to be stable regardless of economic performance and on companies whose cyclical nature appears to be discounted in the stock price. As a result, the Fund's positions in health care and information technology are larger than the respective weightings within the Russell Index. We continue to find an increasing number of opportunities among large-cap companies which still appear inexpensive compared to their mid- and small-cap peers.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.


------------------------------------------------------------------------------

8  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING             ENDING          EXPENSES
                                   ACCOUNT VALUE       ACCOUNT VALUE      PAID DURING        ANNUALIZED
                                   AUG. 1, 2006        JAN. 31, 2007     THE PERIOD(a)      EXPENSE RATIO
Class A
  Actual(b)                            $1,000             $1,140.70          $ 6.96               1.29%
  Hypothetical
  (5% return before expenses)          $1,000             $1,018.70           $6.56               1.29%
Class B
  Actual(b)                            $1,000             $1,135.50          $11.03               2.05%
  Hypothetical
  (5% return before expenses)          $1,000             $1,014.87          $10.41               2.05%
Class C
  Actual(b)                            $1,000             $1,135.00          $11.03               2.05%
  Hypothetical
  (5% return before expenses)          $1,000             $1,014.87          $10.41               2.05%
Class I
  Actual(b)                            $1,000             $1,143.00           $4.92                .91%
  Hypothetical
  (5% return before expenses)          $1,000             $1,020.62           $4.63                .91%
Class R2
  Actual(c)                               N/A                   N/A             N/A                N/A
  Hypothetical
  (5% return before expenses)          $1,000             $1,016.64           $8.64               1.70%
Class R3
  Actual(c)                               N/A                   N/A             N/A                N/A
  Hypothetical
  (5% return before expenses)          $1,000             $1,017.90           $7.37               1.45%


------------------------------------------------------------------------------

10  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

                                    BEGINNING           ENDING           EXPENSES
                                 ACCOUNT VALUE       ACCOUNT VALUE      PAID DURING      ANNUALIZED
                                  AUG. 1, 2006       JAN. 31, 2007     THE PERIOD(a)    EXPENSE RATIO
Class R4
  Actual(b)                           $1,000            $1,140.70          $6.04(d)         1.12%
  Hypothetical
  (5% return before expenses)         $1,000            $1,019.56          $5.70(d)         1.12%
Class R5
  Actual(c)                              N/A                  N/A            N/A             N/A
  Hypothetical
  (5% return before expenses)         $1,000            $1,020.37          $4.89             .96%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Jan. 31, 2007:
      +14.07% for Class A, +13.55% for Class B, +13.50% for Class C, +14.30%
      for Class I and +14.07% for Class R4.

(c) The actual values and expenses paid are not presented because Class R2, Class R3 and Class R5 do not have a full six months of history. The inception date of Class R2, Class R3 and Class R5 is Dec. 11, 2006.

(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds) before giving effect to any performance incentive adjustment, will not exceed 1.12% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes were effective
      Dec. 11, 2006. If these changes had been in place for the six-month period ended Jan. 31, 2007, actual and hypothetical expenses paid for Class R4 would have been the same as those presented in the above table.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  11

INVESTMENTS IN SECURITIES

JAN. 31, 2007 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

COMMON STOCKS (95.6%)

ISSUER                                              SHARES              VALUE(a)
AEROSPACE & DEFENSE (4.3%)
Boeing                                               6,322         $    566,198
DRS Technologies                                     2,227              123,376
General Dynamics                                     4,130              322,760
Goodrich                                             9,427              462,112
Honeywell Intl                                      22,419            1,024,323
L-3 Communications
 Holdings                                            1,840              151,506
Lockheed Martin                                      5,863              569,825
Northrop Grumman                                    10,609              752,602
United Technologies                                  5,475              372,410
                                                                   ------------
Total                                                                 4,345,112
-------------------------------------------------------------------------------

BEVERAGES (0.9%)
Coca-Cola                                            6,511              311,747
Constellation Brands Cl A                            6,070(b)           150,172
PepsiCo                                              6,277              409,511
                                                                   ------------
Total                                                                   871,430
-------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                                1,372(b)            96,548
Biogen Idec                                          1,953(b)            94,408
                                                                   ------------
Total                                                                   190,956
-------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
Masco                                                9,773              312,638
-------------------------------------------------------------------------------

CAPITAL MARKETS (4.6%)
Bank of New York                                    11,939              477,679
Franklin Resources                                   2,304              274,429
KKR Private Equity
 Investors LP Unit                                   6,910(e)           161,349
Lehman Brothers
 Holdings                                           15,132            1,244,456
Merrill Lynch & Co                                  11,880            1,111,493
Morgan Stanley                                      14,008            1,159,722
State Street                                         3,477              247,041
                                                                   ------------
Total                                                                 4,676,169
-------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES              VALUE(a)
CHEMICALS (1.3%)
Ashland                                              2,392         $    166,364
Dow Chemical                                        16,285              676,478
Eastman Chemical                                     4,012              234,943
EI du Pont de
 Nemours & Co                                        4,967              246,165
                                                                   ------------
Total                                                                 1,323,950
-------------------------------------------------------------------------------

COMMERCIAL BANKS (3.8%)
Fifth Third Bancorp                                  2,535              101,147
PNC Financial
 Services Group                                      6,589              486,071
US Bancorp                                          22,624              805,414
Wachovia                                            19,615            1,108,248
Wells Fargo & Co                                    39,155            1,406,447
                                                                   ------------
Total                                                                 3,907,327
-------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Avery Dennison                                       1,476              100,899
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.3%)
Alcatel-Lucent                                       1,757(c)            22,644
Alcatel-Lucent ADR                                  16,398(c)           213,174
Cisco Systems                                       17,539(b)           466,363
Motorola                                             7,944              157,688
Nokia ADR                                           15,203(c)           335,986
Tellabs                                              9,474(b)            95,403
                                                                   ------------
Total                                                                 1,291,258
-------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.2%)
Hewlett-Packard                                     23,971            1,037,465
Intl Business Machines                              11,772            1,167,194
                                                                   ------------
Total                                                                 2,204,659
-------------------------------------------------------------------------------

CONSUMER FINANCE (1.4%)
American Express                                     7,202              419,300
Capital One Financial                               12,933            1,039,814
                                                                   ------------
Total                                                                 1,459,114
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Temple-Inland                                        4,678              233,619
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.



------------------------------------------------------------------------------

12  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

ISSUER                                              SHARES             VALUE(a)
DIVERSIFIED FINANCIAL SERVICES (9.1%)
Bank of America                                     72,325         $  3,802,848
Citigroup                                           68,205            3,760,142
JPMorgan Chase & Co                                 36,692            1,868,724
                                                                   ------------
Total                                                                 9,431,714
-------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.0%)
AT&T                                                72,223            2,717,752
Chunghwa Telecom ADR                                 5,177(c)           107,216
Citizens Communications                              8,363              122,602
Embarq                                               4,189              232,531
Verizon Communications                              44,856            1,727,853
Windstream                                          16,156              240,401
                                                                   ------------
Total                                                                 5,148,355
-------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.7%)
Entergy                                              7,947              737,879
Exelon                                              14,884              892,891
FPL Group                                            3,094              175,275
PPL                                                  7,309              260,200
Southern                                            18,775              685,851
                                                                   ------------
Total                                                                 2,752,096
-------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.3%)
Baker Hughes                                         1,420               98,023
BJ Services                                          4,731              130,859
Cameron Intl                                         3,980(b)           208,950
Halliburton                                          6,473              191,212
Natl Oilwell Varco                                   1,539(b)            93,325
Noble                                                1,423              106,654
Pride Intl                                           3,717(b)           107,087
Transocean                                           1,372(b)           106,152
Weatherford Intl                                     6,719(b)           271,313
                                                                   ------------
Total                                                                 1,313,575
-------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
CVS                                                 10,480              352,652
Safeway                                              1,461               52,640
Wal-Mart Stores                                     12,650              603,278
                                                                   ------------
Total                                                                 1,008,570
-------------------------------------------------------------------------------

FOOD PRODUCTS (0.9%)
Campbell Soup                                        5,286              203,405
General Mills                                        3,683              210,815
Kellogg                                              8,274              407,661
Kraft Foods Cl A                                     3,233              112,896
                                                                   ------------
Total                                                                   934,777
-------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES             VALUE(a)
GAS UTILITIES (0.3%)
ONEOK                                                6,941         $    297,838
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Bausch & Lomb                                        2,094              116,594
Boston Scientific                                   19,891(b)           366,988
Cooper Companies                                     1,115               53,186
                                                                   ------------
Total                                                                   536,768
-------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.4%)
Aetna                                                9,942              419,155
Cardinal Health                                      7,216              515,366
CIGNA                                                1,749              231,568
McKesson                                             2,056              114,622
UnitedHealth Group                                   3,479              181,813
                                                                   ------------
Total                                                                 1,462,524
-------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
Applebee's Intl                                      8,964              226,251
Carnival Unit                                        1,240               63,934
Marriott Intl Cl A                                   8,414              405,050
McDonald's                                           6,648              294,839
Pinnacle Entertainment                               4,484(b)           154,833
                                                                   ------------
Total                                                                 1,144,907
-------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
DR Horton                                           11,743              341,252
Hovnanian Enterprises Cl A                           6,366(b)           211,924
Lennar Cl A                                          2,030              110,391
Standard-Pacific                                     1,979               54,304
                                                                   ------------
Total                                                                   717,871
-------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.2%)
Colgate-Palmolive                                    6,244              426,464
Procter & Gamble                                     6,202              402,324
Spectrum Brands                                     29,765(b)           360,157
                                                                   ------------
Total                                                                 1,188,945
-------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.8%)
3M                                                   5,654              420,092
General Electric                                    53,062            1,912,886
Tyco Intl                                           15,297(c)           487,668
                                                                   ------------
Total                                                                 2,820,646
-------------------------------------------------------------------------------

INSURANCE (6.8%)
ACE                                                 12,993(c)           750,736
AFLAC                                                9,108              433,632
Allied World Assurance
 Holdings                                            3,007(c)           128,098

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  13

ISSUER                                              SHARES             VALUE(a)
INSURANCE (CONT.)
American Intl Group                                 34,859         $  2,386,098
Aon                                                  5,861              210,175
Arch Capital Group                                   1,689(b,c)         109,093
Aspen Insurance Holdings                             3,993(c)           102,301
Chubb                                                5,653              294,182
Endurance Specialty
 Holdings                                            2,929(c)            99,586
Hartford Financial
 Services Group                                     12,609            1,196,720
Max Re Capital                                       6,205(c)           148,920
MetLife                                              3,295              204,685
Prudential Financial                                 7,513              669,634
XL Capital Cl A                                      3,139(c)           216,591
                                                                   ------------
Total                                                                 6,950,451
-------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Liberty Media -
 Interactive Cl A                                   13,170(b,d)         320,953
-------------------------------------------------------------------------------

IT SERVICES (1.4%)
Affiliated Computer
 Services Cl A                                       6,694(b)           327,939
Automatic Data
 Processing                                          7,458              355,896
Electronic Data Systems                             15,405              405,305
First Data                                          12,189              303,019
                                                                   ------------
Total                                                                 1,392,159
-------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
PerkinElmer                                          2,246               53,612
-------------------------------------------------------------------------------

MACHINERY (1.7%)
Caterpillar                                          7,638              489,366
Deere & Co                                           4,193              420,474
Flowserve                                            3,974(b)           210,900
Illinois Tool Works                                  2,317              118,144
Ingersoll-Rand Cl A                                  2,676(c)           114,747
ITT                                                  2,857              170,420
Parker Hannifin                                      2,656              219,811
                                                                   ------------
Total                                                                 1,743,862
-------------------------------------------------------------------------------

MEDIA (6.7%)
Clear Channel
 Communications                                      1,544               56,078
Comcast Cl A                                        16,779(b)           743,645
Comcast Special Cl A                                12,884(b)           559,939

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES             VALUE(a)
MEDIA (CONT.)
EchoStar
 Communications Cl A                                 3,760(b)      $    151,678
Liberty Global Cl A                                  1,224(b)            36,793
Liberty Global Series C                              1,318(b)            37,207
Liberty Media - Capital
 Series A                                            1,502(b,d)         153,655
News Corp Cl A                                      44,379            1,031,813
NTL                                                 44,333            1,208,075
Time Warner                                         45,697              999,393
Viacom Cl B                                         19,618(b)           797,864
Vivendi                                             11,682(c)           481,984
Walt Disney                                         15,379              540,879
                                                                   ------------
Total                                                                 6,799,003
-------------------------------------------------------------------------------

METALS & MINING (0.4%)
Alcan                                                1,622(c)            82,722
Alcoa                                                8,796              284,111
                                                                   ------------
Total                                                                   366,833
-------------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
Federated
 Department Stores                                   3,686              152,932
JC Penney                                            2,553              207,406
Target                                              11,793              723,618
                                                                   ------------
Total                                                                 1,083,956
-------------------------------------------------------------------------------

MULTI-UTILITIES (1.0%)
Dominion Resources                                   9,724              806,703
Xcel Energy                                         10,789              251,707
                                                                   ------------
Total                                                                 1,058,410
-------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.7%)
Anadarko Petroleum                                   6,288              275,100
BP ADR                                               1,520(c)            96,535
Chesapeake Energy                                    4,852              143,668
Chevron                                             29,221            2,129,625
ConocoPhillips                                      28,131            1,868,180
Devon Energy                                         4,484              314,284
Exxon Mobil                                         58,516            4,336,035
Royal Dutch Shell ADR                                2,345(c)           160,046
Sunoco                                                 840               53,029
Total                                                5,045(c)           342,850
Valero Energy                                        3,884              210,824
XTO Energy                                           2,246              113,356
                                                                   ------------
Total                                                                10,043,532
-------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------
14  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

ISSUER                                              SHARES             VALUE(a)
PAPER & FOREST PRODUCTS (1.0%)
Bowater                                              5,604         $    153,381
Intl Paper                                           9,867              332,518
Weyerhaeuser                                         6,877              515,775
                                                                   ------------
Total                                                                 1,001,674
-------------------------------------------------------------------------------

PHARMACEUTICALS (5.4%)
Bristol-Myers Squibb                                34,903            1,004,857
Eli Lilly & Co                                       6,756              365,635
GlaxoSmithKline ADR                                  3,452(c)           186,857
Merck & Co                                          20,780              929,905
Novartis ADR                                         3,414(c)           196,954
Pfizer                                              80,201            2,104,474
Schering-Plough                                     17,178              429,450
Watson Pharmaceuticals                               5,714(b)           155,535
Wyeth                                                3,432              169,575
                                                                   ------------
Total                                                                 5,543,242
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.8%)
Apartment Investment &
 Management Cl A                                     3,636              227,723
Equity Office
 Properties Trust                                    9,927              551,445
HomeBanc                                             6,314               20,899
                                                                   ------------
Total                                                                   800,067
-------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Agere Systems                                        6,175(b)           124,365
Atmel                                               20,984(b)           125,484
Cypress Semiconductor                               16,582(b)           305,937
Intel                                                9,829              206,016
Spansion Cl A                                       11,459(b)           147,019
Texas Instruments                                    1,766               55,082
United
 Microelectronics ADR                                6,552(c)            23,260
                                                                   ------------
Total                                                                   987,163
-------------------------------------------------------------------------------

SOFTWARE (2.1%)
Cadence Design Systems                              19,580(b)           370,062
Compuware                                           26,787(b)           240,279
McAfee                                               2,047(b)            59,895
Microsoft                                           34,142            1,053,623
Oracle                                               6,233(b)           106,958
Symantec                                            11,842(b)           209,722
TIBCO Software                                      10,540(b)            97,811
                                                                   ------------
Total                                                                 2,138,350
-------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES             VALUE(a)
SPECIALTY RETAIL (0.7%)
Home Depot                                           5,885         $    239,755
Limited Brands                                       5,319              148,613
Lowe's Companies                                     6,139              206,946
TJX Companies                                        3,562              105,328
                                                                   ------------
Total                                                                   700,642
-------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (3.3%)
Countrywide Financial                               36,614            1,591,976
Fannie Mae                                          13,702              774,574
Freddie Mac                                         12,201              792,211
Washington Mutual                                    3,852              171,761
                                                                   ------------
Total                                                                 3,330,522
-------------------------------------------------------------------------------

TOBACCO (1.7%)
Altria Group                                        20,353            1,778,649
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.8%)
ALLTEL                                               9,854              603,952
Sprint Nextel                                       43,057              767,706
Vodafone Group ADR                                  16,096(c)           473,061
                                                                   ------------
Total                                                                 1,844,719
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $81,450,795)                                                $ 97,613,516
-------------------------------------------------------------------------------

MONEY MARKET FUND (3.9%)

                                                    SHARES             VALUE(a)
RiverSource Short-Term
 Cash Fund                                       4,002,462(f)      $  4,002,462
-------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $4,002,462)                                                 $  4,002,462
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $85,453,257)(g)                                             $101,615,978
===============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  15

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2007, the value of foreign securities represented 4.8% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)   Identifies issues considered to be illiquid as to their marketability
      (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's
      Board of Directors. Information concerning such security holdings at Jan. 31, 2007, is as follows:

      SECURITY                                 ACQUISITION         COST
                                                  DATES
      -------------------------------------------------------------------
      KKR Private Equity Investors LP Unit       05-01-06        $170,228

(f)   Affiliated Money Market Fund -- See Note 5 to the financial statements.

(g) At Jan. 31, 2007, the cost of securities for federal income tax purposes was approximately $85,453,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $16,686,000
      Unrealized depreciation                                      (523,000)
      ---------------------------------------------------------------------
      Net unrealized appreciation                               $16,163,000
      ---------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

16  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JAN. 31, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers (identified cost $81,450,795)                                       $ 97,613,516
  Affiliated money market fund (identified cost $4,002,462) (Note 5)                          4,002,462
-------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $85,453,257)                               101,615,978
Cash in bank on demand deposit                                                                      985
Capital shares receivable                                                                        23,717
Dividends and accrued interest receivable                                                       114,564
Receivable for investment securities sold                                                       532,674
-------------------------------------------------------------------------------------------------------
Total assets                                                                                102,287,918
-------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investment securities purchased                                                     103,955
Accrued investment management services fee                                                        1,669
Accrued distribution fee                                                                          1,010
Accrued transfer agency fee                                                                         105
Accrued administrative services fee                                                                 167
Other accrued expenses                                                                           72,382
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                               179,288
-------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $102,108,630
=======================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                   $    179,705
Additional paid-in capital                                                                   85,278,739
Undistributed net investment income                                                              24,294
Accumulated net realized gain (loss)                                                            463,171
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                         16,162,721
-------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                   $102,108,630
=======================================================================================================
Net assets applicable to outstanding shares:             Class A                           $ 65,165,962
                                                         Class B                           $ 19,563,741
                                                         Class C                           $  1,167,017
                                                         Class I                           $ 16,162,218
                                                         Class R2                          $      4,335
                                                         Class R3                          $      4,336
                                                         Class R4                          $     36,684
                                                         Class R5                          $      4,337
Net asset value per share of outstanding capital stock:  Class A shares    11,461,584      $       5.69
                                                         Class B shares     3,461,253      $       5.65
                                                         Class C shares       206,926      $       5.64
                                                         Class I shares     2,832,061      $       5.71
                                                         Class R2 shares          763      $       5.68
                                                         Class R3 shares          763      $       5.68
                                                         Class R4 shares        6,424      $       5.71
                                                         Class R5 shares          763      $       5.68
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  17

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JAN. 31, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                                            $ 1,018,107
Interest                                                                                  19,596
Income distributions from affiliated money market fund (Note 5)                           77,689
  Less foreign taxes withheld                                                               (464)
------------------------------------------------------------------------------------------------
Total income                                                                           1,114,928
------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                       297,365
Distribution fee
  Class A                                                                                 80,511
  Class B                                                                                 96,493
  Class C                                                                                  5,764
  Class R2                                                                                     3
  Class R3                                                                                     2
Transfer agency fee
  Class A                                                                                 61,341
  Class B                                                                                 19,825
  Class C                                                                                  1,185
  Class R4                                                                                    24
Service fee -- Class R4                                                                       13
Administrative services fees and expenses                                                 29,972
Plan administration services fee
  Class R2                                                                                     2
  Class R3                                                                                     2
  Class R4                                                                                    13
Compensation of board members                                                              1,054
Custodian fees                                                                            27,200
Printing and postage                                                                      20,240
Registration fees                                                                         58,800
Professional fees                                                                         10,660
Other                                                                                      5,377
------------------------------------------------------------------------------------------------
Total expenses                                                                           715,846
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)       (24,640)
------------------------------------------------------------------------------------------------
                                                                                         691,206
  Earnings and bank fee credits on cash balances (Note 2)                                 (7,372)
------------------------------------------------------------------------------------------------
Total net expenses                                                                       683,834
------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                          431,094
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

18  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

SIX MONTHS ENDED JAN. 31, 2007 (UNAUDITED)

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                           $ 3,178,734
  Foreign currency transactions                                                   (278)
--------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      3,178,456
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies         9,323,169
--------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                       12,501,625
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            $12,932,719
======================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       JAN. 31, 2007      JULY 31, 2006
                                                                      SIX MONTHS ENDED      YEAR ENDED
                                                                        (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                        $    431,094        $  1,745,900
Net realized gain (loss) on investments                                   3,178,456          12,601,161
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies      9,323,169          (5,201,720)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          12,932,719           9,145,341
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                (754,607)           (878,948)
    Class B                                                                 (58,266)           (101,985)
    Class C                                                                  (4,777)             (5,946)
    Class I                                                                (250,586)           (815,837)
    Class R2                                                                    (78)                N/A
    Class R3                                                                    (78)                N/A
    Class R4                                                                   (453)             (1,721)
    Class R5                                                                    (79)                N/A
  Net realized gain
    Class A                                                              (9,225,989)         (3,373,386)
    Class B                                                              (2,795,601)         (1,215,159)
    Class C                                                                (166,141)            (63,394)
    Class I                                                              (2,248,825)         (2,287,588)
    Class R2                                                                   (708)                N/A
    Class R3                                                                   (708)                N/A
    Class R4                                                                 (5,334)             (5,789)
    Class R5                                                                   (708)                N/A
-------------------------------------------------------------------------------------------------------
Total distributions                                                     (15,512,938)         (8,749,753)
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

20  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

                                                                      JAN. 31, 2007       JULY 31, 2006
                                                                     SIX MONTHS ENDED       YEAR ENDED
                                                                        (UNAUDITED)
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                              $   3,969,016       $  11,203,132
  Class B shares                                                             953,842           1,923,861
  Class C shares                                                              92,822             172,850
  Class I shares                                                           1,611,120          13,890,983
  Class R2 shares                                                              5,000                 N/A
  Class R3 shares                                                              5,000                 N/A
  Class R4 shares                                                                 --               1,022
  Class R5 shares                                                              5,000                 N/A
Reinvestment of distributions at net asset value
  Class A shares                                                           9,755,373           4,161,490
  Class B shares                                                           2,826,940           1,301,183
  Class C shares                                                             162,715              67,763
  Class I shares                                                           2,498,502           3,103,080
  Class R4 shares                                                              3,775               6,764
Payments for redemptions
  Class A shares                                                          (9,808,699)        (27,249,234)
  Class B shares (Note 2)                                                 (2,781,534)        (12,824,832)
  Class C shares (Note 2)                                                   (171,180)           (534,833)
  Class I shares                                                            (629,394)        (41,255,992)
  Class R4 shares                                                                 --            (114,743)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          8,498,298         (46,147,506)
--------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    5,918,079         (45,751,918)
Net assets at beginning of period                                         96,190,551         141,942,469
--------------------------------------------------------------------------------------------------------
Net assets at end of period                                            $ 102,108,630       $  96,190,551
========================================================================================================
Undistributed net investment income                                    $      24,294       $     662,124
--------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to Jan. 31, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

The Fund offers Class A, Class B, Class C and Class R4 shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, offered to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At Jan. 31, 2007, Ameriprise Financial owned 100% of Class R2 and Class R3 shares.

At Jan. 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 16% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


------------------------------------------------------------------------------

22  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Jan. 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Jan. 31, 2007 was $161,349 representing 0.16% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  23

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


------------------------------------------------------------------------------

24  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  25

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


------------------------------------------------------------------------------

26  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $2,359 for the six months ended Jan. 31, 2007.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $2,819 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  27

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets, attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, with the introduction of Class R2, Class R3 and Class R5 shares, the Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Funds average daily net assets attributable to Class R2, Class R3 and Class R5 shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $35,406 for Class A, $11,478 for Class B and $26 for Class C for the six months ended Jan. 31, 2007.


------------------------------------------------------------------------------

28  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the six months ended Jan. 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses to 1.29% for Class A, 2.05% for Class B, 2.05% for Class C, 0.91% for Class I, 1.70% for Class R2, 1.45% for Class R3, 1.12% for Class R4, and 0.96% for Class R5. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C, and Class R4 were $18,213, $5,907, $320, and $10, respectively, and the management fees waived at the Fund level were $190. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated by the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.29% for Class A, 2.05% for Class B, 2.06% for Class C, 0.94% for Class I, 1.69% for Class R2, 1.44% for Class R3, 1.12% for Class R4, and 0.94 % for Class R5 of the Fund's average daily net assets.

During the six months ended Jan. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $7,372 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $16,932,254 and $27,340,521, respectively, for the six months ended Jan. 31, 2007. Realized gains and losses are determined on an identified cost basis.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  29

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               SIX MONTHS ENDED JAN. 31, 2007
                                             CLASS A              CLASS B          CLASS C                 CLASS I
-------------------------------------------------------------------------------------------------------------------
Sold                                         654,275              157,106           15,644                 262,489
Issued for reinvested distributions        1,738,926              506,620           29,213                 443,784
Redeemed                                  (1,623,937)            (463,930)         (28,446)               (108,999)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      769,264              199,796           16,411                 597,274
-------------------------------------------------------------------------------------------------------------------

                                            CLASS R2*            CLASS R3*        CLASS R4**              CLASS R5*
-------------------------------------------------------------------------------------------------------------------
Sold                                             763                  763               --                     763
Issued for reinvested distributions               --                   --              671                      --
Redeemed                                          --                   --               --                      --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                          763                  763              671                     763
-------------------------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED JULY 31, 2006
                                             CLASS A              CLASS B          CLASS C                 CLASS I
-------------------------------------------------------------------------------------------------------------------
Sold                                       1,942,339              336,668           30,218               2,383,522
Issued for reinvested distributions          743,124              233,606           12,166                 552,149
Redeemed                                  (4,706,798)          (2,243,828)         (93,245)             (7,154,110)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (2,021,335)          (1,673,554)         (50,861)             (4,218,439)
-------------------------------------------------------------------------------------------------------------------

                                            CLASS R2             CLASS R3         CLASS R4**              CLASS R5
-------------------------------------------------------------------------------------------------------------------
Sold                                             N/A                  N/A              175                     N/A
Issued for reinvested distributions              N/A                  N/A            1,204                     N/A
Redeemed                                         N/A                  N/A          (19,573)                    N/A
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                          N/A                  N/A          (18,194)                    N/A
-------------------------------------------------------------------------------------------------------------------

 * Inception date is Dec. 11, 2006.

** Effective Dec. 11, 2006, Class Y was renamed Class R4.


------------------------------------------------------------------------------

30  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the six months ended Jan. 31, 2007.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to our motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Discovery is currently set to end in March 2007.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  31

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


------------------------------------------------------------------------------

32  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  33

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                          2007(h)           2006             2005             2004             2003
Net asset value, beginning of period                $ 5.88             $5.83           $ 5.34           $ 4.98           $ 4.52
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .03               .09              .06              .04              .03
Net gains (losses) (both realized
 and unrealized)                                       .78               .32              .70              .59              .44
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .81               .41              .76              .63              .47
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)             (.07)            (.04)            (.03)            (.01)
Distributions from realized gains                     (.93)             (.29)            (.23)            (.24)              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.00)             (.36)            (.27)            (.27)            (.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 5.69             $5.88           $ 5.83           $ 5.34           $ 4.98
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $   65             $  63           $   74           $   67           $   31
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                              1.29%(d),(e)      1.21%            1.29%            1.24%(e)         1.25%(e)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                           .96%(d)          1.35%            1.07%             .95%            1.01%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                      18%               46%              57%              59%              77%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                      14.07%(g)          7.39%           14.52%           12.85%           10.52%
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.34% for the six months ended Jan. 31, 2007 and 1.54% and 2.64% for the years ended July 31, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

34  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                      2007(h)         2006           2005           2004          2003
Net asset value, beginning of period            $ 5.82           $5.77         $ 5.29         $ 4.95         $4.52
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        --             .04            .01             --           .01
Net gains (losses) (both realized
 and unrealized)                                   .78             .32            .70            .59           .43
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .78             .36            .71            .59           .44
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income              (.02)           (.02)            --           (.01)         (.01)
Distributions from realized gains                 (.93)           (.29)          (.23)          (.24)           --
----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.95)           (.31)          (.23)          (.25)         (.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 5.65           $5.82         $ 5.77         $ 5.29         $4.95
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)         $   20           $  19         $   28         $   25         $  13
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                          2.05%(d),(e)    1.97%          2.05%          2.00%(e)      2.00%(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                       .20%(d)         .59%           .30%           .16%          .25%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                  18%             46%            57%            59%           77%
----------------------------------------------------------------------------------------------------------------------
Total return(f)                                  13.55%(g)        6.51%         13.66%         12.00%         9.66%
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.11% for the six months ended Jan. 31, 2007 and 2.30% and 3.40% for the years ended July 31, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  35

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                      2007(h)          2006           2005           2004          2003
Net asset value, beginning of period            $ 5.82            $5.77         $ 5.29         $ 4.94         $4.52
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        --              .04            .01             --           .01
Net gains (losses) (both realized
 and unrealized)                                   .77              .32            .70            .60           .42
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .77              .36            .71            .60           .43
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income              (.02)            (.02)            --           (.01)         (.01)
Distributions from realized gains                 (.93)            (.29)          (.23)          (.24)           --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.95)            (.31)          (.23)          (.25)         (.01)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 5.64            $5.82         $ 5.77         $ 5.29         $4.94
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)         $    1            $   1         $    1         $    1         $   1
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                          2.05%(d),(e)     1.98%          2.06%          2.00%(e)      2.00%(e)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                       .19%(d)          .58%           .30%           .19%          .26%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                  18%              46%            57%            59%           77%
-----------------------------------------------------------------------------------------------------------------------
Total return(f)                                  13.50%(g)         6.56%         13.62%         12.19%         9.50%
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.11% for the six months ended Jan. 31, 2007 and 2.30% and 3.40% for the years ended July 31, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

36  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                           2007(i)        2006           2005           2004(b)
Net asset value, beginning of period                 $ 5.91          $5.86         $ 5.36         $ 5.57
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .05            .12            .07            .03
Net gains (losses) (both realized
 and unrealized)                                        .78            .32            .72           (.24)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                        .83            .44            .79           (.21)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.10)          (.10)          (.06)            --
Distributions from realized gains                      (.93)          (.29)          (.23)            --
----------------------------------------------------------------------------------------------------------------
Total distributions                                   (1.03)          (.39)          (.29)            --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 5.71          $5.91         $ 5.86         $ 5.36
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $   16          $  13         $   38         $   16
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                                .91%(e)        .75%           .86%           .93%(e),(f)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                           1.33%(e)       1.85%          1.50%          1.33%(e)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                       18%            46%            57%            59%
----------------------------------------------------------------------------------------------------------------
Total return(g)                                       14.30%(h)       7.86%         14.97%         (3.77%)(h)
----------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.02% for the period ended July 31, 2004.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.

(i)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  37

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                             2007(b)
Net asset value, beginning of period                   $ 6.55
---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net gains (losses) (both realized
 and unrealized)                                          .16
---------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.10)
Distributions from realized gains                        (.93)
---------------------------------------------------------------------
Total distributions                                     (1.03)
---------------------------------------------------------------------
Net asset value, end of period                         $ 5.68
---------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $   --
---------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                                 1.70%(e),(f)
---------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                              .09%(e)
---------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                         18%
---------------------------------------------------------------------
Total return(g)                                          2.66%(h)
---------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R2 would have been 1.79% for the period ended Jan. 31, 2007.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.


------------------------------------------------------------------------------

38  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                                                     2007(b)
Net asset value, beginning of period                                           $ 6.55
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net gains (losses) (both realized
 and unrealized)                                                                  .16
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                             (.10)
Distributions from realized gains                                                (.93)
---------------------------------------------------------------------------------------------
Total distributions                                                             (1.03)
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 5.68
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                        $   --
---------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                                                         1.45%(e),(f)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                                                      .34%(e)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                                                 18%
---------------------------------------------------------------------------------------------
Total return(g)                                                                  2.67%(h)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R3 would have been 1.54% for the period ended Jan. 31, 2007.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  39

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                       2007(h)          2006           2005           2004           2003
Net asset value, beginning of period            $  5.90            $5.85         $ 5.36         $ 4.99         $ 4.52
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .04              .10            .07            .04            .03
Net gains (losses) (both realized
 and unrealized)                                    .78              .32            .70            .61            .45
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    .82              .42            .77            .65            .48
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income               (.08)            (.08)          (.05)          (.04)          (.01)
Distributions from realized gains                  (.93)            (.29)          (.23)          (.24)            --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                               (1.01)            (.37)          (.28)          (.28)          (.01)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  5.71            $5.90         $ 5.85         $ 5.36         $ 4.99
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)         $    --            $  --         $   --         $   --         $   --
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)                           1.12%(d),(e)     1.00%          1.11%          1.06%(e)        .95%(e)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                       1.12%(d)         1.69%          1.25%          1.12%          1.30%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                   18%              46%            57%            59%            77%
-------------------------------------------------------------------------------------------------------------------------
Total return(f)                                   14.07%(g)         7.55%         14.67%         13.14%         10.76%
-------------------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.17% for the six months ended Jan. 31, 2007 and 1.36% and 2.46% for the years ended July 31, 2004 and 2003, respectively.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2007 (Unaudited).


------------------------------------------------------------------------------

40  RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended July 31,                                                    2007(b)
Net asset value, beginning of period                                          $ 6.55
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     .01
Net gains (losses) (both realized
 and unrealized)                                                                 .15
--------------------------------------------------------------------------------------------
Total from investment operations                                                 .16
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                            (.10)
Distributions from realized gains                                               (.93)
--------------------------------------------------------------------------------------------
Total distributions                                                            (1.03)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                                $ 5.68
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                       $   --
--------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                                                         .96%(e),(f)
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                                                     .84%(e)
--------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                                                18%
--------------------------------------------------------------------------------------------
Total return(g)                                                                 2.68%(h)
--------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from Dec. 11, 2006 (inception date) to Jan. 31, 2007
      (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)   Adjusted to an annual basis.

(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R5 would have been 1.03% for the period ended Jan. 31, 2007.

(g)   Total return does not reflect payment of a sales charge.

(h)   Not annualized.

------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP VALUE FUND - 2007 SEMIANNUAL REPORT  41

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

------------------------------------------------------------------------------

42  RIVERSOURCE LARGE CAP VALUE FUND -- 2007 SEMIANNUAL REPORT

RIVERSOURCE(R) LARGE CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                         This report must be accompanied or
                         preceded by the Fund's current
                         prospectus. RiverSource(R) mutual
                         funds are distributed by RiverSource
                         Distributors, Inc. and Ameriprise
                         Financial Services, Inc., Members
                         NASD, and managed by RiverSource
RIVERSOURCE [LOGO](R)    Investments, LLC. These companies are
      INVESTMENTS        part of Ameriprise Financial, Inc.    S-6257 F (3/07)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       RiverSource Large Cap Series, Inc.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   April 3, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   April 3, 2007





By                                 /s/ Jeffrey P. Fox
                                   -----------------------
                                       Jeffrey P. Fox
                                       Treasurer and Principal Financial Officer

Date                                   April 3, 2007